As filed with the Securities and Exchange Commission on August 1, 1997
                                                      Registration No. 333-19123


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                           (Exact Name of Registrant)

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                               1000 Woodbury Road
                            Woodbury, New York 11797
          (Name and Address of principal executive office of depositor)

                        ---------------------------------


                                Stewart D. Gregg
                                     Counsel
                ReliaStar Bankers Security Life Insurance Company
                           20 Washington Avenue South
                              Minneapolis, MN 55440


                                    Copy to:

                                Robert B. Saginaw
                                     Counsel
                ReliaStar Bankers Security Life Insurance Company
                           20 Washington Avenue South
                              Minneapolis, MN 55440

It is proposed that this filing will become effective


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on August 8, 1997 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) of Rule 485
[ ] on (date) pursuant to paragraph (a) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                Title and Amount of Securities Being Registered:

Flexible Premium Variable Life Insurance Policies -- Registration of an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Registrant has chosen to register an indefinite amount of securities in accordance with Rule 24f-2. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on or about February 21, 1997.

                  Approximate date of proposed public offering:
 As soon as practicable after the effective date of the Registration Statement.

                        ---------------------------------

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I

                              CROSS REFERENCE SHEET
                         (Reconciliation and Tie Sheet)

   Item Number of
     Form N-8B-2                    Heading in the Prospectus
     -----------                    -------------------------
          1                         Cover Page

          2                         Cover Page

          3                         Not Applicable

          4                         Distribution of the Policies

          5 ReliaStar Bankers Security Life Insurance Company and the Variable Account

          6                         The Variable Account

          7                         Not Applicable

          8                         Not Applicable

          9                         Not Applicable

          10 Summary; Death Benefit; Payment and Allocation of Premiums; Death Benefit Guarantee; Accumulation Value; Policy Lapse and Reinstatement; Surrender Benefits; Investments of the Variable Account; Transfers; Policy Loans; Free Look and Conversion Rights; Voting Rights; General Provisions; Appendix A; Appendix B

          11                        Deductions and Charges; Investments of the
                                    Variable Account

          12                        Investments of the Variable Account

          13                        Deductions and Charges

          14                        The Policies; General Definitions;
                                    Distribution of the Policies

          15                        Payment and Allocation of Premiums;
                                    Investments of the Variable Account

          16                        Payment and Allocation of Premiums;
                                    Surrender Benefits; Investments of the
                                    Variable Account

          17 Surrender Benefits; Policy Loans; Free Look and Conversion Rights; General Provisions

          18 The Variable Account; Investments of the Variable Account; Payment and Allocation of Premiums

   Item Number of
     Form N-8B-2                    Heading in the Prospectus
     -----------                    -------------------------
          19                        Voting Rights; General Provisions

          20                        Not Applicable

          21                        Policy Loans

          22                        Not Applicable

          23                        Bonding Arrangements

          24                        Definitions; General Provisions

          25                        ReliaStar Bankers Security Life Insurance
                                    Company

          26                        Not Applicable

          27 ReliaStar Bankers Security Life Insurance Company; Other Contracts Issued by Us

          28                        Management

          29                        ReliaStar Bankers Security Life Insurance
                                    Company

          30                        Not Applicable

          31                        Not Applicable

          32                        Not Applicable

          33                        Not Applicable

          34                        Not Applicable

          35                        Not Applicable

          36                        Not Applicable

          37                        Not Applicable

          38                        Distribution of the Policies

          39                        Distribution of the Policies

          40                        Distribution of the Policies

          41                        Distribution of the Policies

          42                        Not Applicable

          43                        Not Applicable

          44 Investments of the Variable Account; Payment and Allocation of Premiums; Deductions and Charges

          45                        Not Applicable

          46                        Investments of the Variable Account;
                                    Deductions and Charges

   Item Number of
     Form N-8B-2                    Heading in the Prospectus
     -----------                    -------------------------
          47                        Investments of the Variable Account

          48                        ReliaStar Bankers Security Life Insurance
                                    Company; State Regulation

          49                        Not Applicable

          50                        The Variable Account

          51                        Cover Page; The Policies; Death Benefit;
                                    Payment and Allocation of Premiums;
                                    Deductions and Charges; Policy Lapse and
                                    Reinstatement; General Provisions; Free Look and Conversion Rights

          52                        Investments of the Variable Account

          53                        Federal Tax Matters

          54                        Not Applicable

          55                        Not Applicable

          56                        Not Applicable

          57                        Not Applicable

          58                        Not Applicable

          59                        Not Applicable

SELECT*LIFE NY

AUGUST 8, 1997 PROSPECTUS



FLEXIBLE PREMIUM VARIABLE

LIFE INSURANCE POLICY


                                                 [LOGO] RELIASTAR
                                                 RELIASTAR BANKERS SECURITY LIFE

                                [LOGO] RELIASTAR
                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                               1000 Woodbury Road
                            Woodbury, New York 11797

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    ISSUED BY
           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                                       OF
                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY

         This Prospectus describes a flexible premium variable life insurance policy (the "Policy") offered by ReliaStar Bankers Security Life Insurance Company ("we", "us", "our", or "the Company"). This Policy is designed to provide lifetime insurance protection up to Age 95, provided the Policy's Cash Surrender Value (that is, the amount that would be paid to you upon surrender of the Policy) is sufficient to pay certain monthly charges imposed under the Policy (including the cost of insurance and certain administrative charges). It also is designed to provide maximum flexibility in connection with premium payments and death benefits by giving the Policy owner ("you", "your") the opportunity to allocate net premiums among investment alternatives with different investment objectives. A Policy owner may, subject to certain restrictions, including limitations on premium payments, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Policy. This flexibility allows a Policy owner to provide for changing insurance needs under a single insurance contract.

         The Policy provides for a death benefit payable at the Insured's death. As long as the Policy remains in force, the death benefit will never be less than the current Face Amount less any Policy loans and unpaid charges. The minimum Face Amount of the Policy is currently $25,000. The Face Amount may be increased, subject to certain limitations, provided that the increase is not less than $5,000. Generally, the Policy will remain in force as long as the Policy's Cash Surrender Value (that is, the amount that would be paid to you upon surrender of the Policy) is sufficient to pay certain monthly charges imposed in connection with the Policy (including the cost of insurance and certain administrative charges). In addition, the Policy will remain in force until the Insured reaches Age 65 (or five Policy Years, if longer), without regard to the Cash Surrender Value, if on each Monthly Anniversary the total premiums paid on the Policy, less any partial withdrawals and Policy loans, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy (which is a feature of the Policy called the "Death Benefit Guarantee").

                            (Continued on next page)

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         SHARES OF THE INVESTMENT FUNDS, INTERESTS IN THE FIXED ACCOUNT AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE POLICY INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.


THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. A CURRENT PROSPECTUS FOR EACH OF THE FUNDS MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.


THE DATE OF THIS PROSPECTUS IS AUGUST 8, 1997.

46263a

         Net premiums paid under the Policy are allocated, according to your instructions, either to the ReliaStar Bankers Security Variable Life Separate Account I (the "Variable Account"), which is one of our separate accounts or, with the exception of policies issued in New Jersey, to our General Account (the "Fixed Account"). Any amounts allocated to the Variable Account will be allocated to one or more Sub-Accounts of the Variable Account. The assets of each Sub-Account will be invested solely in the shares of one of the three portfolios available through The Alger American Fund, one of the four portfolios of Fidelity's Variable Insurance Products Fund ("VIP"), in one of the three portfolios of Fidelity's Variable Insurance Products Fund II ("VIP II"), in one of the four portfolios of Janus Aspen Series, in one of the two portfolios available through Neuberger&Berman Advisers Management Trust, in one of the five funds available through the Northstar Variable Trust, in one of the four portfolios available through the OCC Accumulation Trust, or in one of the three funds available through Putnam Variable Trust (collectively the "Funds"). The accompanying prospectus for each of the Funds describes the investment objectives and attendant risks of each of the Funds and portfolios. These prospectuses are contained in the accompanying book entitled "Select*Product Mutual Funds."


         If net premiums are allocated to the Variable Account, the amount of the Policy's death benefit may, and the Policy's Accumulation Value (that is, the total amount that a Policy provides for investment at any time) will, reflect the investment performance of the Sub-Accounts of the Variable Account that you select. You bear the entire investment risk for any amounts allocated to the Variable Account; no minimum Accumulation Value in the Variable Account is guaranteed. Regardless of how net premiums are allocated, the Policy's death benefit may, and the Policy's Accumulation Value will, also depend upon the frequency and amount of premiums paid, any partial withdrawals, loans, and the charges and deductions assessed in connection with the Policy.

         The Policy provides for a "free look" period after the issuance of the Policy. See "Free Look and Conversion Rights -- Free Look Rights."

         THE CHARGES IMPOSED UPON EARLY SURRENDER OR LAPSE WILL BE SIGNIFICANT. FOR EXAMPLE, IF YOU MAKE PREMIUM PAYMENTS NO GREATER THAN THE MINIMUM MONTHLY PREMIUM PAYMENTS SPECIFIED IN YOUR POLICY, YOU CAN EXPECT THAT DURING AT LEAST THE EARLY POLICY YEARS, ALL OR SUBSTANTIALLY ALL OF YOUR PREMIUM PAYMENTS WILL BE REQUIRED TO PAY THE SURRENDER CHARGE AND OTHER CHARGES ASSOCIATED WITH THE POLICY. AS A RESULT, YOU SHOULD PURCHASE A POLICY ONLY IF YOU HAVE THE FINANCIAL CAPABILITY TO KEEP IT IN FORCE FOR A SUBSTANTIAL PERIOD. ALSO, CHARGES IMPOSED UPON SURRENDER OR THE LAPSE OF THE POLICY WILL USUALLY EXCEED THE ACCUMULATION VALUE OF THE POLICY DURING THE EARLY POLICY YEARS, WHICH MEANS THAT PAYMENTS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE WILL BE REQUIRED TO AVOID LAPSE DURING THIS PERIOD OF TIME. THESE SAME CONSIDERATIONS APPLY AFTER A REQUESTED INCREASE IN FACE AMOUNT, WHICH CREATES THE POSSIBILITY OF ADDITIONAL CHARGES UPON SURRENDER OR LAPSE OF THE POLICY. SEE "PAYMENT AND ALLOCATION OF PREMIUMS - AMOUNT AND TIMING OF PREMIUMS", "DEATH BENEFIT GUARANTEE", AND "DEDUCTIONS AND CHARGES - SURRENDER CHARGE."

         REPLACING EXISTING INSURANCE WITH A POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO PURCHASE THIS POLICY TO OBTAIN ADDITIONAL INSURANCE PROTECTION IF YOU ALREADY OWN ANOTHER FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

         THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING FUND PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

         THIS ENTIRE PROSPECTUS SHOULD BE READ TO COMPLETELY UNDERSTAND THE POLICY BEING OFFERED.

         THE PRIMARY PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

DEFINITIONS....................................................................7

PART 1. SUMMARY


     How does the Policy compare to traditional life insurance?...............12
     What is the Death Benefit?...............................................12
     What flexibility do you have to adjust the amount of the Death
       Benefit?...............................................................13
     What is the Death Benefit Guarantee?.....................................13
     If the Death Benefit Guarantee is not in effect, what will cause the Policy to lapse?...................................................13
     What is the Fixed Account?...............................................13
     What is the Variable Account?............................................13
     What are the minimum and maximum premium payments allowed?...............14
     How are premiums allocated to the investment options?....................14
     Who are the investment advisers of the Funds?............................14
     What are the charges against the variable account?.......................14
     What are the investment advisory fees and other fund expenses after reimbursement?.........................................................15
     What charges do we make against each premium payment?....................17
     What charges do we make against the Accumulation Value?..................17
     What charges do we make upon lapse or total surrender of the Policy?.....17
     What is the value of the Policy if you surrender it?.....................18
     Can you make partial withdrawals?........................................18
     What are the free look and conversion rights?............................18
     Can you transfer between the Sub-Accounts and/or the Fixed Account?......18
     Can you borrow against the value of the Policy?..........................18
     Are Death Benefit proceeds taxable income to the beneficiary?............19
     Are Accumulation Value increases included in your taxable income?........19
     Will exercising certain Policy rights have tax consequences?.............19
     Who sells the Policies?..................................................19


PART 2. DETAILED INFORMATION

     ReliaStar Bankers Security Life Insurance Company........................19
     The Variable Account.....................................................20
     Performance Information..................................................20
     The Policies.............................................................21
     Death Benefit............................................................21
              Death Benefit Options...........................................22
              Which Death Benefit Option to Choose............................24
              Requested Changes in Face Amount................................24
              Insurance Protection............................................26
              Change in Death Benefit Option..................................27
              Accelerated Benefit.............................................27
     Payment and Allocation of Premiums.......................................28
              Issuing the Policy..............................................28
              Allocation of Premiums..........................................29
              Amount and Timing of Premiums...................................29
              Planned Periodic Premiums.......................................30
              Unscheduled Additional Premiums.................................30
              Paying Premiums by Mail.........................................31
     Death Benefit Guarantee..................................................31
     Accumulation Value.......................................................32

     Deductions and Charges...................................................33
              Premium Expense Charge..........................................33
              Monthly Deduction...............................................33
              Surrender Charge................................................34
              Partial Withdrawal and Transfer Charges.........................35
              Reduction of Charges............................................35
     Policy Lapse and Reinstatement...........................................36
     Surrender Benefits.......................................................36
              Total Surrender.................................................37
              Partial Withdrawal..............................................37
     Transfers................................................................38
              Telephone/Fax Instructions......................................38
              Dollar Cost Averaging Service...................................39
              Portfolio Rebalancing Service...................................39
     Policy Loans.............................................................40
     Free Look and Conversion Rights..........................................42
              Free Look Rights................................................42
              Conversion Rights...............................................42
     Investments of the Variable Account......................................43
              The Alger American Fund:
                       Alger American Growth Portfolio........................44
                       Alger American MidCap Growth Portfolio.................45
                       Alger American Small Capitalization Portfolio..........45
              Fidelity's Variable Insurance Products Fund ("VIP"):
                       Equity-Income Portfolio................................45
                       Growth Portfolio.......................................45
                       High Income Portfolio..................................45
                       Money Market Portfolio.................................45
              Fidelity's Variable Insurance Products Fund II ("VIP II"):
                       Contrafund Portfolio...................................45
                       Index 500 Portfolio....................................46
                       Investment Grade Bond Portfolio........................46
              Janus Aspen Series:
                       Aggressive Growth Portfolio............................46
                       Growth Portfolio.......................................46
                       International Growth Portfolio.........................46
                       Worldwide Growth Portfolio.............................46
              Neuberger&Berman Advisers Management Trust ("AMT"):
                       Limited Maturity Bond Portfolio........................46
                       Partners Portfolio.....................................46
              Northstar Variable Trust ("Northstar"):
                       Northstar Growth Fund..................................47
                       Northstar High Yield Bond Fund.........................47
                       Northstar Income and Growth Fund.......................47
                       Northstar International Value Fund.....................47
                       Northstar Multi-Sector Bond Fund.......................47

                  OCC Accumulation Trust:
                           Equity Portfolio...................................48
                           Global Equity Portfolio............................48
                           Managed Portfolio..................................48
                           Small Cap Portfolio................................48
                  Putnam Variable Trust
                           Putnam VT Diversified Income Fund..................49
                           Putnam VT Growth & Income Fund.....................49
                           Putnam VT Voyager Fund.............................49
         Addition, Deletion, or Substitution of Investments...................49
         Voting Rights........................................................49
         General Provisions...................................................50
                  Benefits at Age 95..........................................50
                  Ownership...................................................50
                  Proceeds....................................................51
                  Beneficiary.................................................51
                  Postponement of Payments....................................51
                  Settlement Options..........................................52
                  Incontestability............................................53
                  Misstatement of Age and Sex.................................53
                  Suicide.....................................................53
                  Termination.................................................53
                  Amendment...................................................53
                  Reports.....................................................54
                  Dividends...................................................54
                  Collateral Assignment.......................................54
                  Optional Insurance Benefits.................................54
         Federal Tax Matters..................................................55
                  Policy Proceeds.............................................55
                  Taxation of Distributions...................................56
                  Taxation of Policies Held by Pension, Certain Deferred
                    Compensation Plans and Other Arrangements.................57
                  Taxation of ReliaStar Bankers Security Life Insurance
                    Company...................................................57
                  Other Considerations........................................58
         Legal Developments Regarding Employment -- Related Benefit Plans.....58
         Distribution of the Policies.........................................58
         Management...........................................................59
                  Directors and Officers......................................59
         State Regulation.....................................................61
         Legal Proceedings....................................................61
         Bonding Arrangements.................................................61
         Legal Matters........................................................61
         Experts  ............................................................62
         Registration Statement Contains Further Information..................62
         Financial Statements.................................................62
         Appendix A - The Fixed Account......................................A-1
         Appendix B - Calculation of Accumulation Value......................B-1
         Appendix C - Illustration of Accumulation Values, Surrender
                        Charges, Cash Surrender Values and Death Benefits....C-1
         Appendix D - Maximum Surrender Charge Per $1,000 of Face Amount.....D-1
         Appendix E - Surrender Charge Whole Life Premium Per $1,000 of
                        Face Amount..........................................E-1

PART 3. FUND PROSPECTUSES ("SELECT*PRODUCT MUTUAL FUNDS")

         The Alger American Fund:
                  Alger American Growth Portfolio........................Alger-1
                  Alger American MidCap Growth Portfolio.................Alger-1
                  Alger American Small Capitalization Portfolio..........Alger-1
         Fidelity's Variable Insurance Products Fund ("VIP"):
                  Equity-Income Portfolio....................................VIP
                  Growth Portfolio...........................................VIP
                  High Income Portfolio......................................VIP
                  Money Market Portfolio.....................................VIP
         Fidelity's Variable Insurance Products Fund II ("VIP II"):
                  Contrafund Portfolio.......................................VIP
                  Index 500 Portfolio........................................VIP
                  Investment Grade Bond Portfolio............................VIP
         Janus Aspen Series:
                  Aggressive Growth Portfolio............................Janus-1
                  Growth Portfolio.......................................Janus-1
                  International Growth Portfolio.........................Janus-1
                  Worldwide Growth Portfolio.............................Janus-1
         Neuberger&Berman Advisers Management Trust ("AMT"):
                  Limited Maturity Bond Portfolio..........................N&B-1
                  Partners Portfolio.......................................N&B-1
         Northstar Variable Trust ("Northstar"):
                  Northstar Growth Fund..............................Northstar-1
                  Northstar High Yield Bond Fund.....................Northstar-1
                  Northstar Income and Growth Fund...................Northstar-1
                  Northstar International Value Fund.................Northstar-1
                  Northstar Multi-Sector Bond Fund...................Northstar-1
         OCC Accumulation Trust:
                  Equity Portfolio.........................................OCC-1
                  Global Equity Portfolio..................................OCC-1
                  Managed Portfolio........................................OCC-1
                  Small Cap Portfolio......................................OCC-1
         Putnam Variable Trust:
                  Putnam VT Diversified Income Fund..................Putnam VT-1
                  Putnam VT Growth & Income Fund.....................Putnam VT-1
                  Putnam VT Voyager Fund.............................Putnam VT-1

DEFINITIONS

ACCUMULATION VALUE. The total value attributable to a specific Policy, which equals the sum of the Variable Accumulation Value (the total of the values in each Sub-Account of the Variable Account) and the Fixed Accumulation Value (the value in the Fixed Account). See "Accumulation Value" at page 32 and Appendix B.

AGE. The Insured's age at the last birthday determined as of the beginning of each Policy Year.


THE ALGER AMERICAN FUND.
         Alger American Growth Portfolio
         Alger American MidCap Growth Portfolio
         Alger American Small Capitalization Portfolio


CASH SURRENDER VALUE. The Accumulation Value less any Surrender Charge, Loan
         Amount and unpaid Monthly Deductions.

CASH VALUE. The Accumulation Value less any Surrender Charge.

CODE. Internal Revenue Code of 1986, as amended.

DEATH BENEFIT. The amount determined under the applicable Death Benefit Option
         (the Level Amount Option or the Variable Amount Option). The proceeds payable to the beneficiary of the Policy upon the death of the Insured under either Death Benefit Option will be reduced by any Loan Amount and any unpaid Monthly Deductions. See "Death Benefit" at page 21.

DEATH BENEFIT GUARANTEE. A feature of the Policy guaranteeing that the Policy will not lapse before the Insured reaches Age 65 (or five Policy Years, if longer) if, on each Monthly Anniversary, the total premiums paid on the Policy, less any partial withdrawals and any Loan Amount, equals or exceeds the total required Minimum Monthly Premium payments specified in your Policy, including the Minimum Monthly Premium for the current Monthly Anniversary. See "Death Benefit Guarantee" at page 31.

DEATH BENEFIT OPTION. Either of two death benefit options available under the Policy (the Level Amount Option and the Variable Amount Option). See "Death Benefit --Death Benefit Options" at page 22.

FACE AMOUNT. The minimum Death Benefit under the Policy as long as the Policy remains in force. See "Death Benefit" at page 21.

FIXED ACCOUNT. The assets of ReliaStar Bankers Security Life Insurance Company other than those allocated to the Variable Account or any other separate account. See Appendix A.

FIXED ACCUMULATION VALUE. The value attributable to a specific Policy to the extent such amount is attributable to the Fixed Account (our General Account). Unlike the Variable Accumulation Value, the Fixed Accumulation Value will not reflect the investment performance of the Funds. See "Accumulation Value" at page 32 and Appendix B.

FUNDS. Any open-end management investment company (or portfolio thereof) or unit investment trust (or series thereof) in which a Sub-Account invests as described herein. See "Investments of the Variable Account" at page 43.

INSURED. The person upon whose life the Policy is issued.

ISSUE DATE. The date insurance coverage under a Policy begins.


JANUS ASPEN SERIES.
         Aggressive Growth Portfolio
         Growth Portfolio
         International Growth Portfolio
         Worldwide Growth Portfolio


LEVEL AMOUNT OPTION. One of two Death Benefit Options available under the
         Policy. Under this option, the Death Benefit is the greater of the current Face Amount or the corridor percentage of Accumulation Value on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit--Death Benefit Options" at page 22.

LOAN AMOUNT. The sum of all unpaid Policy loans including unpaid interest due thereon. See "Policy Loans" at page 40.

MINIMUM FACE AMOUNT. The minimum Face Amount shown in the Policy (currently
         $25,000).

MINIMUM MONTHLY PREMIUM. A monthly premium amount specified in the Policy and determined by us at issuance of the Policy. The initial Minimum Monthly Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the Initial Face Amount. A requested increase or decrease in the Face Amount, a change in the Death Benefit Option, or the addition or termination of a Policy rider may change the Minimum Monthly Premium. The Minimum Monthly Premium determines the payments required to maintain the Death Benefit Guarantee. See "Death Benefit Guarantee" at page 31.

MONTHLY ANNIVERSARY. The same date in each succeeding month as the Policy Date.
         Whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be considered to be the next Valuation Date. The first Monthly Anniversary is on the Policy Date.

MONTHLY DEDUCTION. A monthly charge deducted from the Accumulation Value of the Policy. This charge includes the cost of insurance, the Monthly Administrative Charge, the Monthly Mortality and Expense Risk Charge, and any charges for optional insurance benefits. See "Deductions and Charges - Monthly Deduction" at page 33.

MONTHLY ADMINISTRATIVE CHARGE. A monthly charge to reimburse us for expenses incurred in administering the Policy. This charge is part of the Monthly Deduction. The amount of this charge is currently $7.50 per month and is guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price index for September 1985. See "Deductions and Charges--Monthly Deduction" at page 33.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE. A monthly charge to compensate us for certain mortality and expense risks we assume under the Policy. The Mortality and Expense Risk Charge is anticipated to be charged at an annual rate of .60 of 1% (.60%) of the Variable Accumulation Value of the Policy but in no event will it exceed .9 of 1% (.90%) for the duration of the Policy. See "Deductions and Charges - Monthly Mortality and Expense Risk Charge" at page 34.

NET PREMIUM. The gross premium less a Premium Expense Charge deducted from each premium.

NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST ("AMT").
         Limited Maturity Bond Portfolio
         Partners Portfolio

NORTHSTAR VARIABLE TRUST ("NORTHSTAR").
         Northstar Growth Fund
         Northstar High Yield Bond Fund
         Northstar Income and Growth Fund
         Northstar International Value Fund
         Northstar Multi-Sector Bond Fund

OCC ACCUMULATION TRUST.
         Equity Portfolio
         Global Equity Portfolio
         Managed Portfolio
         Small Cap Portfolio


PLANNED PERIODIC PREMIUM. The scheduled premium selected by you of a level amount at a fixed interval. The initial Planned Periodic Premium you select will be shown in the Policy. See "Payment and Allocation of Premiums -- Planned Periodic Premiums" at page 30.

POLICY, POLICIES. The flexible premium variable life insurance Policy offered by us and described in this Prospectus.

POLICY ANNIVERSARY. The same date in each succeeding year as the Policy Date.
         Whenever the Policy Anniversary falls on a date other than a Valuation Date, the Policy Anniversary will be considered to be the next Valuation Date.

POLICY DATE. The Policy Date is used in determining Policy Years, Policy Months,
         Monthly Anniversaries, and Policy Anniversaries. The Policy Date will be shown in the Policy.

POLICY MONTH. A month beginning on the Monthly Anniversary.

POLICY YEAR. A year beginning on the Policy Anniversary.

PREMIUM EXPENSE CHARGE. An amount deducted from each premium payment. The
         Premium Expense Charge is currently 5.00% of each premium payment. See "Deductions and Charges --Premium Expense Charge" at page 33.

PREMIUM RELATED SURRENDER CHARGE REDUCTION. A reduction to the Surrender Charge when total premiums paid are less than the Surrender Charge Whole Life Premium. See "Deductions and Charges--Surrender Charge" at page 34.

PUTNAM VARIABLE TRUST.
         Putnam VT Diversified Income Fund
         Putnam VT Growth and Income Fund
         Putnam VT Voyager Fund

RATE CLASS. A group of Insureds we determine based on our expectation that they will have similar mortality experience.

SEC. Securities and Exchange Commission.

SIGNATURE GUARANTEE. A guarantee of your signature by a member firm of the New
         York, American, Boston, Midwest, Philadelphia, or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation, or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. that has entered into an appropriate agreement with us.

SUB-ACCOUNT. A sub-division of the Variable Account. Each Sub-Account invests exclusively in the shares of a specified Fund.

SURRENDER CHARGE. A charge imposed upon total surrender or lapse of the Policy during the first 15 Policy Years and the first 15 years following any requested increase in Face Amount. See "Deductions and Charges --Surrender Charge" at page 34.

SURRENDER CHARGE WHOLE LIFE PREMIUM. An amount used in calculating the Premium
         Related Surrender Charge Reduction. The Surrender Charge Whole Life Premium will equal the amount obtained by dividing the Face Amount or the amount of a requested increase, as the case may be, by $1,000, and multiplying the result by the applicable factor from Appendix E. See "Deductions and Charges--Surrender Charge" at page 34.

UNIT VALUE. The unit measure by which the value of the Policy's interest in each Sub-Account is determined. See Appendix B.

VALUATION DATE. Each day on which the New York Stock Exchange is open for business except for a day that a Sub-Account's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; July Fourth; Labor Day; Thanksgiving Day; and Christmas Day. See Appendix B.

VALUATION PERIOD. The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date. See Appendix B.

VARIABLE ACCOUNT. ReliaStar Bankers Security Variable Life Separate Account I, a separate investment account established by us to receive and invest Net Premiums paid under the Policy. See "The Variable Account" at page 20.

VARIABLE ACCUMULATION VALUE. The value attributable to a specific Policy to the extent such amount is attributable to the Variable Account. See "Accumulation Value" at page 32 and Appendix B.

VARIABLE AMOUNT OPTION. One of two Death Benefit Options available under the
         Policy. Under this option, the Death Benefit is the greater of the Face Amount plus the Accumulation Value of the Policy, or the Accumulation Value multiplied by the corridor percentage on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit --Death Benefit Options" at page 22.


VIP. Fidelity's Variable Insurance Products Fund ("VIP")
         Equity-Income Portfolio
         Growth Portfolio
         High Income Portfolio
         Money Market Portfolio

VIP II. Fidelity's Variable Insurance Products Fund II ("VIP II")
         Contrafund Portfolio
         Index 500 Portfolio
         Investment Grade Bond Portfolio


WE, US, OUR. ReliaStar Bankers Security Life Insurance Company.

YOU, YOUR. The Policy owner as designated in the application for the Policy or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policy owner. A collateral assignee is not the Policy owner.

PART 1. SUMMARY

         This is a brief summary of the Policy's features. More detailed information follows later in this Prospectus.

HOW DOES THE POLICY COMPARE TO TRADITIONAL LIFE INSURANCE?

         Like traditional life insurance:

         * The Policy provides a guaranteed minimum amount of life insurance coverage.

         * As long as you meet the requirements for the Death Benefit Guarantee, your Policy will remain in force until the Insured reaches Age 65 (or five Policy Years, if longer).

         * You can surrender the Policy while the Insured is living and receive its Cash Surrender Value.

         *        The Policy has a loan value.

         *        The Fixed Accumulation Value is guaranteed.

         Unlike traditional life insurance:

         *        You choose where the Net Premiums for the Policy are invested.

         *        You may transfer existing values among the investment options.

         * The Variable Accumulation Value may increase or decrease based on the investment performance of the Funds you select.

         *        You choose between two Death Benefit Options.

         *        You choose the amount and frequency of your premium payments.

         * After the first Policy Year, you can increase or decrease the Face Amount.

WHAT IS THE DEATH BENEFIT?

         You choose one of two Death Benefit Options --the Level Amount Option or the Variable Amount Option. The Death Benefit under the Level Amount Option is the greater of the Face Amount or the corridor percentage multiplied by the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The Death Benefit under the Variable Amount Option is equal to the greater of the Face Amount plus the Accumulation Value, or the corridor percentage multiplied by the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. See "Death Benefit."

         The proceeds payable upon the death of the Insured under either Death Benefit Option will be reduced by any Loan Amount and any unpaid Monthly Deductions.

         The Death Benefit will never be less than the Face Amount as long as the Policy is in force and there is no Loan Amount or unpaid Monthly Deductions.

         Under certain circumstances a part of the Death Benefit may be paid to you when the Insured has been diagnosed as having a terminal illness. See "Accelerated Benefit."

WHAT FLEXIBILITY DO YOU HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

         After the second Policy Year, you have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount. You cannot decrease the Face Amount below the Minimum Face Amount shown in the Policy. Any increase in the Face Amount must be at least $5,000 and may require additional evidence of insurability satisfactory to us and will result in additional charges. See "Death Benefit --Requested Changes in Face Amount."

         Generally, you may also change the Death Benefit Option at any time after the second Policy Year. See "Death Benefit --Change in Death Benefit Option."

         For a discussion of available techniques to adjust the amount of insurance protection to satisfy changing insurance needs, see "Death Benefit --Insurance Protection."

WHAT IS THE DEATH BENEFIT GUARANTEE?

         Until the Insured reaches Age 65 (or five Policy Years, if longer), if you meet the requirements for the Death Benefit Guarantee we will not lapse your Policy, even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. See "Death Benefit Guarantee."

IF THE DEATH BENEFIT GUARANTEE IS NOT IN EFFECT, WHAT WILL CAUSE THE POLICY TO LAPSE?

         The Policy will only lapse if the Cash Surrender Value is less than the Monthly Deduction due and if a grace period of 61 days expires without a sufficient payment. The Policy thus differs in two important respects from traditional life insurance. First, the failure to pay a Planned Periodic Premium will not automatically cause the Policy to lapse. Second, even if Planned Periodic Premiums have been paid, the Policy may lapse. See "Policy Lapse and Reinstatement --Lapse."

WHAT IS THE FIXED ACCOUNT?

         The Fixed Account consists of all of our assets other than those in our separate accounts (including the Variable Account). We credit interest of at least 4% per year on any amounts you have in the Fixed Account. From time to time we may guarantee interest in excess of 4%. Interests in the Fixed Account have not been registered under the Securities Act of 1933 nor is the Fixed Account subject to the restrictions of the Investment Company Act of 1940. See Appendix A, "The Fixed Account."

WHAT IS THE VARIABLE ACCOUNT?

         The ReliaStar Bankers Security Variable Life Separate Account I is one of our separate accounts. Only premiums from our variable life insurance policies are invested in the Variable Account. See "The Variable Account."

         The Variable Account is divided into Sub-Accounts. Premiums allocated to each Sub-Account are invested in shares, at net asset value, of the Fund corresponding to that Sub-Account. The Variable Accumulation Value of the Policy will vary with, among other things, the investment performance of the Funds to which Policy premiums are allocated and the charges deducted from the Variable Accumulation Value. See "Accumulation Value."

WHAT ARE THE MINIMUM AND MAXIMUM PREMIUM PAYMENTS ALLOWED?

         With certain restrictions, you can choose when you pay premiums and how much each payment will be. In most cases, however, payment of cumulative premiums sufficient to maintain the Death Benefit Guarantee will be required to keep the Policy in force during at least the first several Policy Years. See "Death Benefit Guarantee." We may choose not to accept a payment of less than $25.00. We do, however, reserve the right to limit the amount of any payment and certain maximum limits apply. We will return to you any premium paid to the extent that total premiums paid, both scheduled and unscheduled, would exceed the current maximum premium payments allowed for life insurance under Federal tax law. See "Payment and Allocation of Premiums --Amount and Timing of Premiums."

HOW ARE PREMIUMS ALLOCATED TO THE INVESTMENT OPTIONS?

         You choose the premium allocation on the application. You can allocate premiums to the Fixed Account and/or one or more Sub-Accounts of the Variable Account. The Fixed Account is not available to allocate premiums under policies issued in New Jersey. The initial allocation remains in effect for any future premium payments until you change it. See "Payment and Allocation of Premiums --Allocation of Premiums."

WHO ARE THE INVESTMENT ADVISERS OF THE FUNDS?


         Fred Alger Management, Inc. ("Alger Management") is the investment manager for the three Alger American Portfolios and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees.

         Fidelity Management & Research Company ("FMR") is the investment adviser of VIP's four portfolios and of VIP II's three portfolios.

         Each of the four portfolios of Janus Aspen Series has an investment advisory agreement with Janus Capital Corporation ("Janus Capital"). Janus Capital is the investment adviser of the four portfolios of Janus Aspen Series.

         Neuberger&Berman Management, with the assistance of Neuberger&Berman, LLC as sub-adviser, selects investments for AMT Limited Maturity Bond Investments and AMT Partners Investments.

         Northstar Investment Management Corporation, an affiliate of ours, is the investment adviser for the five funds of the Northstar Variable Trust. Certain of the Northstar Funds are sub-advised by third party investment advisers.

         OpCap Advisors is the investment manager for each of the four OCC Accumulation Trust Portfolios and is a subsidiary of Oppenheimer Capital, a registered investment adviser.

         Putnam Investment Management, Inc. ("Putnam Management") is the investment adviser of Putnam Variable Trust's three funds.


WHAT ARE THE CHARGES AGAINST THE VARIABLE ACCOUNT?

         Certain charges will be deducted as a percentage of the value of the net assets of the Variable Account to compensate us for certain risks assumed in connection with the Policy. These charges will not be deducted from assets in the Fixed Account.

         TAXES. Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made.

WHAT ARE THE INVESTMENT ADVISORY FEES AND OTHER FUND EXPENSES AFTER
REIMBURSEMENT?


         Because the Variable Account purchases shares of the Funds, the net asset value of the investments of the Variable Account will reflect the investment advisory fees and other expenses incurred by the Funds. Set forth below is information provided by each Fund on its total 1996 annual expenses as a percentage of the Fund's average net assets. For more information concerning these expenses, see the prospectuses for the Funds that are contained in the accompanying book entitled "Select*Product Mutual Funds".


EXPENSES


                                                                                                        TOTAL INVESTMENT
                                                                     MANAGEMENT          OTHER             FUND ANNUAL
FUNDS                                                                   FEES            EXPENSES            EXPENSES
-----                                                                   ----            --------            --------

Alger American Growth Portfolio (a)                                     0.75%             0.04%               0.79%
Alger American MidCap Growth Portfolio (a)                              0.80%             0.04%               0.84%
Alger American Small Capitalization Portfolio (a)                       0.85%             0.03%               0.88%

Fidelity's VIP Equity-Income Portfolio (a) (e)                          0.51%             0.07%               0.58%
Fidelity's VIP Growth Portfolio (a) (e)                                 0.61%             0.08%               0.69%
Fidelity's VIP High Income Portfolio (a)                                0.59%             0.12%               0.71%
Fidelity's VIP Money Market Portfolio                                   0.21%             0.09%               0.30%

Fidelity's VIP II Contrafund Portfolio (a) (e)                          0.61%             0.13%               0.74%
Fidelity's VIP II Index 500 Portfolio (a) (f)                           0.13%             0.15%               0.28%
Fidelity's VIP II Investment Grade Bond Portfolio(a)                    0.45%             0.13%               0.58%

Janus Aggressive Growth Portfolio (a) (b)                               0.72%             0.04%               0.76%
Janus Growth Portfolio (a) (b)                                          0.65%             0.04%               0.69%
Janus International Growth Portfolio (a) (b)                            0.05%             1.21%               1.26%
Janus Worldwide Growth Portfolio (a) (b)                                0.66%             0.14%               0.80%

Neuberger&Berman AMT Limited Maturity Bond Portfolio (a)                0.65%             0.13%               0.78%
Neuberger&Berman AMT Partners Portfolio (a)                             0.84%             0.11%               0.95%

Northstar Growth Fund (c)                                               0.75%             0.05%               0.80%
Northstar High Yield Bond Fund (c)                                      0.75%             0.05%               0.80%
Northstar Income & Growth fund (c)                                      0.75%             0.05%               0.80%
Northstar International Value Fund (c)                                  0.75%             0.05%               0.80%
Northstar Multi-Sector Bond Fund (c)                                    0.75%             0.05%               0.80%

OCC Equity Portfolio (a) (d)                                            0.80%             0.22%               1.02%
OCC Global Equity Portfolio (a) (d)                                     0.80%             0.63%               1.43%
OCC Managed Portfolio (a) (d)                                           0.80%             0.10%               0.90%
OCC Small Cap Portfolio (a) (d)                                         0.80%             0.22%               1.02%

Putnam VT Diversified Income Fund                                       0.70%             0.13%               0.83%
Putnam VT Growth and Income Fund                                        0.49%             0.05%               0.54%
Putnam VT Voyager Fund                                                  0.57%             0.06%               0.63%




(a) The Company or its affiliates may receive compensation from an affiliate or affiliates of certain of the Funds based upon an annual percentage of the average net assets held in that Fund by the Company and by certain of the Company's insurance company affiliates. These amounts are intended to compensate the Company or the Company's affiliates for administrative, recordkeeping, distribution in some cases, and other services provided by the Company and its affiliates to Funds and/or the Funds' affiliates. Payments of such amounts by an affiliate or affiliates of the Funds do not increase the fees paid by the Funds or their shareholders.

(b) The fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1996. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Growth, Aggressive Growth, International Growth, and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses would have been: 0.79%, 0.04%, and 0.83% for the Janus Aggressive Growth Portfolio; 0.79%, 0.04%, and 0.83% for the Janus Growth Portfolio; 1.00%, 1.21%, and 2.21% for the Janus International Growth Portfolio; and 0.77%, 0.14%, and 0.91% for the Janus Worldwide Growth Portfolio. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees of Janus Aspen Series.

(c) The investment adviser to the Northstar Variable Trust has agreed to reimburse the five Northstar Funds for any expenses in excess of 0.80% of each Fund's average daily net assets. In the absence of the investment adviser's expense reimbursements, the actual expenses that would have been paid by each Fund during its fiscal year ended December 31, 1996 would have been: 1.70% for the Northstar Growth Fund, 1.73% for the Northstar High Yield Bond Fund, 1.40% for the Northstar Income and Growth Fund, and 1.68% for the Northstar Multi-Sector Bond Fund. The International Value Fund commenced operations on August 8, 1997. Absent expense reimbursement, the actual expenses for this fund are estimated to be 1.90%. Expense reimbursements are voluntary. There is no assurance of ongoing reimbursement.

(d) The annual expenses of OCC Accumulation Trust Portfolio (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the Equity, Managed, and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Investment Fund Expenses incurred for the fiscal year ended December 31, 1996 would have been .80%, .31% and 1.11% respectively for the Equity Portfolio; .80%, 1.04%, 1.84% respectively for the Global Equity Portfolio; .80%, .10% and .90% respectively for the Managed Portfolio; and .80%, .26% and 1.06% respectively for the Small Cap Portfolio. Expense reimbursements are voluntary. There is no assurance of ongoing reimbursement.


(e) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on invested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for Fidelity's VIP Equity Income Portfolio, .67% for Fidelity's VIP Growth Portfolio and .71% for Fidelity's VIP II Contrafund Portfolio.

(f) FMR agreed to reimburse a portion of Fidelity's VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been .28%, .15%, and .43%, respectively. Expense reimbursements are voluntary. There is no assurance of ongoing reimbursement.


WHAT CHARGES DO WE MAKE AGAINST EACH PREMIUM PAYMENT?

         We deduct an amount (the Premium Expense Charge) from each premium and credit the remaining premium (the Net Premium) to the Fixed Account or to the Variable Account in accordance with your instructions. The Premium Expense Charge is 5.00% of each premium payment. See "Deductions and Charges - Premium Expense Charge."

WHAT CHARGES DO WE MAKE AGAINST THE ACCUMULATION VALUE?

         The Accumulation Value of the Policy is subject to several charges --the Monthly Deduction and transfer and partial withdrawal charges.

         The Monthly Deduction will be deducted monthly from both the Fixed Accumulation Value and the Variable Accumulation Value and includes the cost of insurance, the Monthly Administrative Charge, the Monthly Mortality and Expense Risk Charge, and charges for optional insurance benefits (other than any Waiver of Monthly Deduction rider). The cost of insurance will be determined by multiplying the applicable cost of insurance rate(s) by the net amount at risk. The Monthly Administrative Charge is currently $7.50 per month and is guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to
(b) the Consumer Price Index for September 1985. The Monthly Mortality and Expense Risk Charge is anticipated to be equal to one-twelfth of .60 of 1% (.60%) of the Variable Accumulation Value (that is, the total value attributable to a specific Policy in the Sub-Accounts of the Variable Account) but in no event will it exceed .9 of 1% (.90%) for the duration of the Policy. The charges for optional insurance benefits will vary depending upon the benefit(s) selected. See "Deductions and Charges --Monthly Deduction."

         There is currently no charge imposed for each transfer but we presently charge $10.00 for each partial withdrawal. The charge for transfers is guaranteed not to exceed $25.00 per transfer for transfers in excess of 12 per Policy Year for the duration of the Policy. The charge for partial withdrawals is guaranteed not to exceed $25.00 for the duration of the Policy. See "Deductions and Charges --Partial Withdrawal and Transfer Charges."

WHAT CHARGES DO WE MAKE UPON LAPSE OR TOTAL SURRENDER OF THE POLICY?

         During the first 15 years the Policy is in force and the first 15 years following a requested increase in the Face Amount, there is a charge if the Policy lapses or you surrender the Policy (the Surrender Charge). See "Deductions and Charges --Surrender Charge" and Appendixes D and E.

         The maximum Surrender Charge on the Initial Face Amount and on any requested increases in Face Amount will be determined on the Policy Date and on the effective date of any such requested increase, as the case may be. This maximum charge then remains level during the first five years in the relevant 15-year period, and then reduces in equal monthly increments until it becomes zero at the end of 15 years. Thus, if the Policy remains in force during the entire relevant 15-year period, you do not pay this charge.

         The Surrender Charge on the Initial Face Amount will depend upon the Initial Face Amount, the Insured's Age on the Policy Date, the Insured's sex, and the Insured's Rate Class. The Surrender Charge on any requested increase in Face Amount will depend upon the Face Amount of the increase, the Insured's Age on the effective date of the increase, the Insured's sex, and the Insured's Rate Class on the effective date of the increase.

         The Surrender Charge imposed upon early surrender or lapse will be significant. As a result, you should purchase a Policy only if you have the financial capability to keep it in force for a substantial period of time.

WHAT IS THE VALUE OF THE POLICY IF YOU SURRENDER IT?

         In general, the Cash Surrender Value is the amount you would receive if you surrender the Policy. To determine the Cash Surrender Value, your Accumulation Value is reduced by the Surrender Charge, if any, and any Loan Amount and unpaid Monthly Deductions.

CAN YOU MAKE PARTIAL WITHDRAWALS?

         Yes, you can withdraw part of your Cash Surrender Value. Each partial withdrawal must be at least $500. You will not incur a Surrender Charge, but partial withdrawals are subject to a processing charge. We currently make a $10.00 charge for each partial withdrawal. The charge is guaranteed not to exceed $25.00 per partial withdrawal. Only one partial withdrawal is allowed in any Policy Year. See "Surrender Benefits --Partial Withdrawal."

WHAT ARE THE FREE LOOK AND CONVERSION RIGHTS?

         You have a limited free look period during which you have a right to return the Policy and receive a refund of all premiums paid. See "Free Look and Conversion Rights -- Free Look Rights." The Policy must be returned to us by midnight of the 20th day after you receive it.

         Also, the Policy may in effect be converted in whole or in part to a "fixed benefit" policy (providing benefits that do not vary with the investment performance of the Variable Account) at any time during the first two Policy Years by transferring all or part of the Accumulation Value of the Policy from the Variable Account to the Fixed Account. For policies issued in Connecticut and New Jersey, the conversion right may be exercised by transferring to a different permanent fixed benefit life insurance policy offered by us in those states. See "Free Look and Conversion Rights --Conversion Rights." Similar conversion rights will be available for requested increases in the Face Amount. See "Free Look and Conversion Rights."

CAN YOU TRANSFER BETWEEN THE SUB-ACCOUNTS AND/OR THE FIXED ACCOUNT?

         Subject to certain restrictions, you can transfer all or part of your Accumulation Value between the investment options of the Policy. We currently allow up to twelve transfers per year. Transfers from the Fixed Account are subject to certain additional restrictions. We reserve the right to limit you to 12 transfers per year and to make a charge for each transfer in excess of 12. (Transfers to or from the Fixed Account are not available for policies issued in New Jersey.) We currently make no charge for each transfer. This charge is guaranteed not to exceed $25.00 per transfer for transfers in excess of 12 per year. To the extent, however, that you request a transfer from the Variable Account to the Fixed Account in connection with exercising your conversion rights under the Policy, the limit on the number of transfers and the charge will not apply. See "Free Look and Conversion Rights--Conversion Rights" and "Transfers."

CAN YOU BORROW AGAINST THE VALUE OF THE POLICY?

         At any time after the first Policy Year, you can borrow the Cash Value of the Policy less any existing Loan Amount. Each loan must be at least $500. Interest is payable in advance for each Policy Year and accrues daily at an effective annual rate that will not exceed 6.00% (which is 5.66% when payable in advance). After the tenth Policy Year, we will charge interest at an annual rate of 4.00% (which is 3.85% when payable in advance) on the portion of your Loan Amount that is not in excess of (a) the Accumulation Value, less (b) the total of all premiums paid net of all partial withdrawals. See "Policy Loans."

ARE DEATH BENEFIT PROCEEDS TAXABLE INCOME TO THE BENEFICIARY?

         Under current Federal tax law, as long as the Policy qualifies as life insurance the Death Benefit under the Policy will be subject to the same Federal income tax treatment as proceeds of traditional life insurance. Therefore, the Death Benefit should not be taxable income to the beneficiary. See "Federal Tax Matters --Policy Proceeds."

ARE ACCUMULATION VALUE INCREASES INCLUDED IN YOUR TAXABLE INCOME?

         Under current Federal tax law, as long as the Policy qualifies as life insurance, Accumulation Value increases will also be subject to the same Federal income tax treatment as traditional life insurance cash values. Therefore, any increases should accumulate on a tax deferred basis. See "Federal Tax Matters --Policy Proceeds."

WILL EXERCISING CERTAIN POLICY RIGHTS HAVE TAX CONSEQUENCES?

         A change of owners, a partial withdrawal, a total surrender, or a Policy loan may have tax consequences depending on the particular circumstances. See "Federal Tax Matters --Policy Proceeds."

WHO SELLS THE POLICIES?

         The Policies are sold by licensed insurance agents who are also registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers, Inc. Washington Square Securities, Inc., an affiliate of ours, is the Principal Underwriter of the Policies. See "Distribution of the Policies."

PART 2. DETAILED INFORMATION

RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY

         We are a stock life insurance company incorporated under the laws of the State of New York in 1917 under the name The Morris Plan Insurance Society. In 1946 we adopted the name Bankers Security Life Insurance Society, and in 1996 we adopted our present name. We are authorized to transact business in all states, the District of Columbia, and the Dominican Republic. We were the first company to write credit life insurance and until 1950 our business was confined to credit life insurance on a group and individual basis initiated in connection with loans made by banks and other lenders. In 1950 we began writing ordinary life insurance. In 1962 we acquired, through merger, Postal Life Insurance Company, a New York chartered stock life insurance company. In 1971 we acquired, through merger, Congressional Life Insurance Company, a New York chartered stock life insurance company. In 1996 we acquired, through merger, The North Atlantic Life Insurance Company of America, also a New York chartered stock life insurance company.

         Our principal office is located at 1000 Woodbury Road, Suite 102, P.O. Box 9004, Woodbury, New York 11797.


         On December 20, 1979, we became a wholly-owned subsidiary of United Services Life Insurance Company ("United Services") which became an indirect, wholly owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), formerly The NWNL Companies, Inc., when ReliaStar acquired USLICO Corporation on January 17, 1995. ReliaStar is a holding company whose subsidiaries specialize in life insurance and related financial services businesses.

On July 1, 1997, ReliaStar Financial Corp., the Company's ultimate parent (ReliaStar), completed the acquisition of Security-Connecticut Corporation ("SRC"). SRC is a holding company with two primary subsidiaries: Security Connecticut Life Insurance Company of Avon, Connecticut, and Lincoln Security Life Insurance Company ("LSL") of Brewster, New York. As of December 31, 1996, LSL had assets of $365 million and total shareholders equity of $45 million. It is management's current intent, pending regulatory approval, to merge LSL with and into the Company.


THE VARIABLE ACCOUNT

         The Variable Account is a Separate Account of ours, established by the Board of Directors on March 23, 1982 pursuant to the laws of the State of New York. The Variable Account will receive and invest the Net Premiums paid and allocated to it under this Policy. In addition, the Variable Account currently receives and invests net premiums for another class of scheduled premium variable life insurance policy and may do so for additional classes in the future. The Variable Account meets the definition of a "separate account" under the federal securities laws and has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account, us, or the Funds.

         We own the assets of the Variable Account. However, the New York laws under which the Variable Account was established provide that the Variable Account cannot be charged with liabilities arising out of any other business we may conduct. We are required to maintain assets which are at least equal to the reserves and other liabilities of the Variable Account. We may transfer assets which exceed these reserves and liabilities to our general account (the Fixed Account).

         For a description of the Fixed Account, see Appendix A to this Prospectus.

PERFORMANCE INFORMATION

         Performance information for the Sub-Accounts of the Variable Account and the Funds available for investment by the Variable Account may appear in advertisements, sales literature, or reports to Policy owners or prospective purchasers. Performance information for the Sub-Accounts will reflect deductions of Fund expenses and be adjusted to reflect the Mortality and Expense Risk Charge, but will not reflect deductions for the cost of insurance or the Surrender Charge. Quotations of performance information for the Funds will be accompanied by performance information for the Sub- Accounts. Performance information for the Funds will take into account all fees and charges at the Fund level, but will not reflect any deductions from the Variable Account. Performance information reflects only the performance of a hypothetical investment during a particular time period in which the calculations are based. Performance information showing total returns and average annual total returns may be provided for periods prior to the date a Sub-Account commenced operation. Such performance information will be calculated based on the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the level of charges at the Variable Account level that were in effect at the inception of the Sub-Accounts. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Sub-Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

         We may also provide individualized hypothetical illustrations of Policy Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for Fund expenses and Policy and Variable Account charges, including the Monthly Deduction, Premium Expense Charge and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the Funds as if the Sub-Accounts had been in existence and a Policy issued for the same periods as those indicated for the Funds.

         Performance of the Sub-Accounts and/or the Funds as reported from time to time in advertisements and sales literature may be compared to other variable life insurance issuers in general or to the performance of particular types of variable life insurance policies investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Sub-Accounts, whose performance is reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE. Lipper and Morningstar are independent services which monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

         Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration.

         We may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each Sub-Account to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

THE POLICIES

         The Policies are flexible premium variable life insurance contracts with death benefits, cash values, and other features of traditional life insurance contracts. They are "flexible premium" because premiums do not have to be paid according to a fixed schedule. They are "variable" because, to the extent Accumulation Value is attributable to the Variable Account, Accumulation Values and, under certain circumstances, the Death Benefit will increase and decrease based on the investment performance of the Funds in which the Sub-Accounts to which you allocate your premium payments invest.

DEATH BENEFIT

         Like traditional life insurance, we pay a death benefit if the Insured dies while the Policy is in force. The proceeds payable upon the death of the Insured will be the Death Benefit (see "Death Benefit Options" below) reduced by any Loan Amount and unpaid Monthly Deductions. All or part of the proceeds may be paid in cash to your beneficiaries or under one or more of the settlement options we offer. See "General Provisions --Settlement Options."

         The Policy provides two Death Benefit Options: the Level Amount Option and the Variable Amount Option. You choose the Death Benefit Option on the application for the Policy. Subject to certain limitations, you can change the Death Benefit Option after issuance of the Policy. See "Death Benefit --Change in Death Benefit Option."

         The Death Benefit may vary with the Policy's Accumulation Value. Under the Level Amount Option, the Death Benefit will only vary with the Accumulation Value whenever the Accumulation Value multiplied by the corridor percentage (see "Death Benefit Options --Level Amount Option") exceeds the Face Amount of the Policy. The Death Benefit under the Variable Amount Option will always vary with the Accumulation Value because the Death Benefit equals the Face Amount plus the Accumulation Value, or the corridor percentage of the Accumulation Value. Under either Death Benefit Option, however, the Death Benefit will never be less than the current Face Amount of the Policy and will be payable only as long as the Policy remains in force. The proceeds payable upon the death of the Insured under either Death Benefit Option will be reduced by any Loan Amount and any unpaid Monthly Deductions.


         In addition to affecting the amount of the Death Benefit as described above, the Accumulation Value generally determines how long the Policy remains in force. See "Policy Lapse and Reinstatement." This means that, to the extent Accumulation Value is attributable to the Variable Account, the investment performance of the Variable Account (and the underlying Funds) may affect the duration of the Policy by affecting the amount of Accumulation Value. You bear the investment risk with respect to any amounts allocated to the Variable Account. If, however, the Death Benefit Guarantee is in effect (see "Death Benefit Guarantee"), the Policy will stay in force until the Insured reaches Age 65 (or five Policy Years, if longer) without regard to the investment performance under the Policy.

         Appendix C illustrates Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits assuming different levels of premium payments and investment returns for selected Ages and Face Amounts.

DEATH BENEFIT OPTIONS

         The Level Amount Option and the Variable Amount Option are described below.

         LEVEL AMOUNT OPTION. The Death Benefit is the greater of the current Face Amount of the Policy or the corridor percentage multiplied by the Accumulation Value on the Valuation Date on or next following the date of the Insured's death. The corridor percentage is 250% for an Insured Age 40 or below, and the percentage declines with increasing Ages as shown below in the Corridor Percentage Table. Accordingly, under the Level Amount Option the Death Benefit will remain level unless the corridor percentage of Accumulation Value exceeds the current Face Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies.

         ILLUSTRATION OF LEVEL AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40, and that there is no Loan Amount. Under the Level Amount Option, a Policy with a $100,000 Face Amount will generally have a $100,000 Death Benefit. However, because the Death Benefit must be equal to or be greater than 250% of the Accumulation Value, any time the Accumulation Value of the Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to the Accumulation Value above $40,000 will increase the Death Benefit by $2.50. Thus, if the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $50,000 will be entitled to a Death Benefit of $125,000 ($50,000 X 250%); an Accumulation Value of $75,000 will yield a Death Benefit of $187,500 ($75,000 X 250%); and an Accumulation Value of $100,000 will yield a Death Benefit of $250,000 ($100,000 X 250%).

         Similarly, as long as the Accumulation Value exceeds $40,000, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $75,000 to $70,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $187,500 to $175,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

         The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under Age 40), the corridor percentage would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Accumulation Value exceeded approximately $54,055 (rather than $40,000), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).

                            CORRIDOR PERCENTAGE TABLE

            Insured's Age on                   Corridor Percentage
      Previous Policy Anniversary             of Accumulation Value
      ---------------------------             ---------------------
             40 or younger                             250%
                   41                                  243
                   42                                  236
                   43                                  229
                   44                                  222
                   45                                  215
                   46                                  209
                   47                                  203
                   48                                  197
                   49                                  191
                   50                                  185
                   51                                  178
                   52                                  171
                   53                                  164
                   54                                  157
                   55                                  150
                   56                                  146
                   57                                  142
                   58                                  138
                   59                                  134
                   60                                  130
                   61                                  128
                   62                                  126
                   63                                  124
                   64                                  122
                   65                                  120
                   66                                  119
                   67                                  118
                   68                                  117
                   69                                  116
                   70                                  115
                   71                                  113
                   72                                  111
                   73                                  109
                   74                                  107
                 75-90                                 105
                   91                                  104
                   92                                  103
                   93                                  102
                   94                                  101
                   95                                  100

         VARIABLE AMOUNT OPTION. The Death Benefit is equal to the greater of the current Face Amount plus the Accumulation Value of the Policy, or the corridor percentage multiplied by the Accumulation Value on the

Valuation Date on or next following the date of the Insured's death. The corridor percentage is 250% for an Insured Age 40 or below, and the percentage declines with increasing Ages as shown in the Corridor Percentage Table above. Accordingly, under the Variable Amount Option the amount of the Death Benefit will always vary as the Accumulation Value varies.

         ILLUSTRATION OF VARIABLE AMOUNT OPTION. For purposes of this illustration, assume that the Insured is under Age 40 and that there is no Loan Amount. Under the Variable Amount Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus the Accumulation Value. Thus, for example, a Policy with an Accumulation Value of $20,000 will have a Death Benefit of $120,000 ($100,000 + $20,000); an Accumulation Value of $40,000 will yield a Death Benefit of $140,000 ($100,000 + $40,000). The Death
Benefit, however, must be at least 250% of the Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds approximately $66,667, the Death Benefit will be greater than the Face Amount plus the Accumulation Value. Each additional dollar of the Accumulation Value above $66,667 will increase the Death Benefit by $2.50. Thus, if the Accumulation Value exceeds $66,667 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy owner with an Accumulation Value of $75,000 will be entitled to a Death Benefit of $187,500 ($75,000 X 250%); an Accumulation Value of $100,000 will yield a Death Benefit of $250,000 ($100,000 X 250%); and an Accumulation Value of $125,000 will yield a Death Benefit of $312,500 ($125,000 X 250%).

         Similarly, any time the Accumulation Value exceeds $66,667, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $75,000 to $70,000 because of partial withdrawals, charges, or negative investment performance, the Death Benefit will be reduced from $187,500 to $175,000. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Face Amount plus the Accumulation Value, then the Death Benefit will be the current Face Amount plus the Accumulation Value of the Policy.

         The corridor percentage becomes lower as the Insured's Age increases. If the current Age of the Insured in the illustration above were, for example, 50 (rather than under 40), the corridor percentage would be 185%. The amount of the Death Benefit would be the sum of the Accumulation Value plus $100,000 unless the Accumulation Value exceeded approximately $117,647 (rather than $66,667), and each $1 then added to or taken from the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).

WHICH DEATH BENEFIT OPTION TO CHOOSE

         If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose the Variable Amount Option. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulation Value, you should choose the Level Amount Option.

REQUESTED CHANGES IN FACE AMOUNT

         Subject to certain limitations, you may request an increase or decrease in the Face Amount. No increase or decrease in the Face Amount will be permitted during the first Policy Year.

         INCREASES. For an increase in the Face Amount, a written request must be submitted to us. We may also require additional evidence of insurability satisfactory to us. The effective date of the increase will be the Monthly Anniversary on or next following our approval of the increase. The increase may not be less than $5,000 and no increase will be permitted after the Insured reaches Age 75. We will deduct any charges associated with the increase (the increases in the cost of insurance and the Surrender Charge upon lapse or total surrender -- see "Effect of Requested Changes in Face Amount" below) from the Accumulation Value, whether or not you pay an additional premium in connection with the increase. You will be entitled to limited conversion rights with respect to requested increases in Face Amount. See "Free Look and Conversion Rights."

         DECREASES. For a decrease in the Face Amount, a written request must also be submitted to us. Any decrease in the Face Amount will be effective on the Monthly Anniversary on or next following our receipt of a written request. The Face Amount remaining in force after any requested decrease may not be less than the Minimum Face Amount shown in the Policy. Under our current policies, the Minimum Face Amount is $25,000, but we reserve the right to establish a different Minimum Face Amount in the future. If, following a decrease in Face Amount, the Policy would no longer qualify as life insurance under Federal tax law (see "Federal Tax Matters -- Policy Proceeds"), the decrease will be limited to the extent necessary to meet these requirements.

         For purposes of determining the cost of insurance, decreases in the Face Amount will be applied to reduce the current Face Amount in the following order:

         (a)      The Face Amount provided by the most recent increase;

         (b)      The next most recent increases successively; and

         (c)      The Face Amount when the Policy was issued.

         By reducing the current Face Amount in this manner, the Rate Class applicable to the most recent increase in Face Amount will be eliminated first, then the Rate Class applicable to the next most recent increase, and so on, for the purposes of calculating the cost of insurance. This assumption will affect the cost of insurance under the Policy only if different Rate Classes have been applied to the current Face Amount. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk (for example, a 200% Rate Class or a 300% Rate Class). In an otherwise identical Policy, an Insured in the standard Rate Class will have a lower cost of insurance than an Insured in a substandard Rate Class with higher mortality risks. See "Deductions and Charges -- Monthly Deduction."

         For example, assume that the Initial Face Amount was $50,000 with a standard Rate Class, and that successive increases of $25,000 (at a Rate Class of 200%) and $50,000 (at a Rate Class of 300%) were added. If a decrease of $50,000 or less is requested, the amount of insurance at a 300% Rate Class will be reduced first. If a decrease of more than $50,000 is requested, the amount at a 300% Rate Class will be eliminated, and the excess over $50,000 will next reduce the amount of insurance at a 200% Rate Class.

         EFFECT OF REQUESTED CHANGES IN FACE AMOUNT. An increase or decrease in Face Amount will affect the Monthly Deduction because the cost of insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction." An increase in the Face Amount will increase the Surrender Charge, but a decrease in the Face Amount will not reduce the Surrender Charge. The Surrender Charge is, however, imposed only upon lapse or total surrender of the Policy and not upon a requested decrease in Face Amount. See "Deductions and Charges -- Surrender Charge."

         An increase in the Face Amount will increase the Minimum Monthly Premium as of the effective date of the increase. Therefore, additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in the Face Amount will reduce the Minimum Monthly Premium as of the effective date of the decrease. See "Death Benefit Guarantee."

         The additional Surrender Charge on a requested increase in the Face Amount will reduce the Cash Surrender Value (which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid

Monthly Deductions). If the resulting Cash Surrender Value is not sufficient to cover the Monthly Deduction, the Policy may lapse unless the Death Benefit Guarantee is in effect. See "Policy Lapse and Reinstatement -- Lapse" and "Death Benefit Guarantee."

INSURANCE PROTECTION

         You may increase or decrease the pure insurance protection provided by the Policy (that is, the difference between the Death Benefit and the Accumulation Value) in one of several ways as insurance needs change. These ways include increasing or decreasing the Face Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal under the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the corridor percentage limitations (see "Death Benefit -- Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulation Value. If the Face Amount is decreased, the Policy charges generally will decrease as well. (Note that the Surrender Charge will NOT be reduced. See "Deductions and Charges -- Surrender Charge.")

(b) An increase in the Face Amount (which is generally subject to underwriting approval -- see "Death Benefit -- Requested Changes in Face Amount") will likely increase the amount of pure insurance protection, depending on the amount of Accumulation Value and the resultant corridor percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) A partial withdrawal will reduce the Death Benefit. See "Surrender Benefits -- Partial Withdrawal." However, it has a limited effect on the amount of pure insurance protection and charges under the Policy, because the decrease in the Death Benefit is usually equal to the amount of Accumulation Value withdrawn. The primary use of a partial withdrawal is to withdraw Accumulation Value. Furthermore, it results in a reduced amount of Accumulation Value and increases the possibility that the Policy will lapse.

(d) Under the Level Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount, (i) an increased level of premium payments will reduce the amount of pure insurance protection, and (ii) a reduced level of premium payments will increase the amount of pure insurance protection.

(e) Under the Variable Amount Option, until the corridor percentage of Accumulation Value exceeds the Face Amount plus the Accumulation Value, the level of premium payments will not affect the amount of pure insurance protection. (However, both the Accumulation Value and the Death Benefit will be increased if premium payments are increased, and reduced if premium payments are reduced.)

(f) Under either Death Benefit Option, if the Death Benefit is the corridor percentage of Accumulation Value, then (i) an increased level of premium payments will increase the amount of pure insurance protection (subject to underwriting approval -- see "Payment and Allocation of Premiums -- Amount and Timing of Premiums"), and (ii) a reduced level of premium payments will reduce the pure insurance protection.

                  THE TECHNIQUES DESCRIBED IN THIS SECTION FOR CHANGING THE AMOUNT OF PURE INSURANCE PROTECTION UNDER THE POLICY (FOR EXAMPLE, CHANGING THE FACE AMOUNT, MAKING A PARTIAL WITHDRAWAL, AND CHANGING THE AMOUNT OF PREMIUM PAYMENTS) MUST BE CONSIDERED TOGETHER WITH THE OTHER RESTRICTIONS AND CONSIDERATIONS DESCRIBED ELSEWHERE IN THIS PROSPECTUS.

CHANGE IN DEATH BENEFIT OPTION

         After the first two Policy Years, and at least two years after any increase in Face Amount, you may change the Death Benefit Option once each Policy Year. The change is effective on the Monthly Anniversary on or next following the date we receive your request. You must submit a written request to change the Death Benefit Option. A change in the Death Benefit Option will also change the Face Amount. If the Death Benefit Option is changed from the Level Amount Option to the Variable Amount Option, the Face Amount will be decreased by an amount equal to the Accumulation Value on the effective date of the change. You cannot change from the Level Amount Option to the Variable Amount Option if the resulting Face Amount would fall below the Minimum Face Amount (currently $25,000).

         If the Death Benefit Option is changed from the Variable Amount Option to the Level Amount Option, the Face Amount will be increased by an amount equal to the Policy's Accumulation Value on the effective date of the change.

         An increase or decrease in Face Amount resulting from a change in the Death Benefit Option will affect the future Monthly Deductions because the cost of insurance depends upon the Face Amount. The charge for certain optional insurance benefits may also be affected. See "Deductions and Charges -- Monthly Deduction." The Surrender Charge, however, will not be affected by an increase or decrease in Face Amount resulting from a change in Death Benefit Option.

         Changes in the Death Benefit Option do not require additional evidence of insurability.

ACCELERATED BENEFIT

         Under certain circumstances, the Accelerated Benefit allows a Policy owner to accelerate benefits from the Policy that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state and your registered representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Policy.

         Generally, we will provide an Accelerated Benefit if the Insured has a terminal illness that will result in the death of the Insured within 12 months, as certified by a physician.

         The Accelerated Benefit will not be more than 50% of the amount that would be payable at the death of the Insured. The Accelerated Benefit will first be used to pay off any outstanding Policy loans and interest due. The remainder of the Accelerated Benefit will be in a lump sum to the Policy owner. Limitations, as described in the Accelerated Benefit Rider, may apply.

         A lien will be established against the Policy for the amount of the Accelerated Benefit plus the administrative charge, plus interest on the lien. Any proceeds from the Policy will be first used to repay this lien. The Policy owner's access to the Cash Value will be reduced by the amount of the lien. The proceeds payable to the beneficiary will be reduced by the amount of the lien.

         The administrative charge will not exceed $300 and will be assessed at the time the benefit is accelerated.

         The premium payable on the Policy will not be affected by the Accelerated Benefit.

         Receipt of a benefit under the Accelerated Benefit Rider may give rise to Federal or State income tax. A competent tax adviser should be consulted for further information.

         The above information is not intended to be a complete summary of the Rider. All of the terms and provisions of the Accelerated Benefit are set forth in the Rider and should be referred to in order to fully ascertain its benefits and limitations.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUING THE POLICY

         To apply for a Policy, an individual must complete an application and personally deliver it to our licensed agent. The minimum Face Amount is currently $25,000, but we reserve the right to specify a different minimum Face Amount in the future for issuing a new Policy. We will generally only issue a Policy to an applicant Age 75 or less who supplies evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason permitted by law.

         SPONSORED MARKET PLANS. Policies may be purchased under sponsored arrangements where permitted by state law. A "sponsored arrangement" includes an arrangement where an employer permits group solicitation of its employees or an association permits group solicitations of its members for the purchase of Policies on an individual basis.

         All participants in sponsored arrangements are individually underwritten. Persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance may increase as a result of higher than anticipated mortality experience. However, any such increase will not cause the cost of insurance charge to exceed the guaranteed rates set forth in the Policy.

         COVERAGE. Coverage under a Policy begins on the later of the Issue Date or the date we receive at least the minimum initial premium (see immediately following section). In general, if the applicant pays at least the minimum initial premium with the application, the Issue Date will be the later of the date of the application or the date of any medical examination required by our underwriting procedures. However, if underwriting approval has not occurred within 45 days after we receive the application or if you authorize premiums to be paid by bank account monthly deduction, the Issue Date will be the date of underwriting approval.

         If you authorize premiums to be paid by government allotment, the Issue Date generally will be, subject to our underwriting approval, the first day of the month in which we receive the first Minimum Monthly Premium through government allotment, whether or not a Minimum Monthly Premium is collected with the application. If a Minimum Monthly Premium is collected with the application, it will be allocated to the Sub-Accounts of the Variable Account and the Fixed Account on the Valuation Date next following the Issue Date.

         MINIMUM INITIAL PREMIUM. The minimum initial premium is three Minimum Monthly Premiums. See "Death Benefit Guarantee." If, however, you authorize premiums to be paid by bank account monthly deduction or government allotment, we will accept one Minimum Monthly Premium together with the required authorization forms. The Minimum Monthly Premium is specified in the Policy and determines the payments required to maintain the Death Benefit Guarantee.

         CREDITING NET PREMIUMS. We will credit Net Premiums to the Sub-Accounts of the Variable Account and to the Fixed Account (except for policies issued in New Jersey) on the basis of the applicant's allocation on the latest of the following dates:

         * The Valuation Date following the date of underwriting approval.

         *        The Valuation Date on or next following the Policy Date.

         * The Valuation Date on or next following the date we have received at least the required minimum initial premium payment.

         * In the case of Policies issued under government allotment programs, the Valuation Date next following the Issue Date.

         Until the date on which Net Premiums are credited as described above, premium payments will be held in our General Account. No interest will be earned on these premium payments during this period of time.

         REFUNDING PREMIUM. We will return all premiums paid without interest if any of the following occur:

         * We send notice to the applicant that the insurance is declined.

         *        The applicant refuses an offer for an alternative policy.

         * The applicant does not supply required medical exams or tests within 30 days of the date of the application.

         * The applicant returns the Policy under the limited free look right. See "Free Look and Conversion Rights -- Free Look Rights."

ALLOCATION OF PREMIUMS

         You choose the initial allocation of your Net Premiums (your gross premiums less the Premium Expense Charge) to the Fixed Account and the Sub-Accounts of the Variable Account on the application for the Policy. (The Fixed Account is not available for Net Premium allocation under policies issued in New Jersey.) You may change the allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your request and will only affect premiums we receive on or after that date. The premium allocation may be 100% to the Fixed Account or the Sub-Accounts or divided among the Fixed Account and the Sub-Accounts in whole percentage points totaling 100%. We reserve the right to adjust any allocation to eliminate fractional percentages. Changing the Net Premium allocation will not affect the allocation of existing Accumulation Value.

AMOUNT AND TIMING OF PREMIUMS

         The amount and frequency of premium payments will affect the Accumulation Value, the Cash Surrender Value, and how long the Policy will remain in force (including affecting whether the Death Benefit Guarantee is in effect -- see "Death Benefit Guarantee"). After the initial premium, you may determine the amount and timing of subsequent premium payments within the following restrictions:

         * IN MOST CASES, PAYMENT OF CUMULATIVE PREMIUMS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE WILL BE REQUIRED TO KEEP THE POLICY IN FORCE DURING AT LEAST THE FIRST SEVERAL POLICY YEARS. SEE "DEATH BENEFIT GUARANTEE."

         *        We may choose not to accept any premium less than $25.00.

         * We reserve the right to limit the amount of any premium payment. In general, during the first Policy Year we will not accept total premium payments in excess of $250,000 on the life of any Insured, whether such payments are received on a Policy or on any other insurance policy issued by us or our affiliates. Also, we will not accept any premium payment in excess of $50,000 on any Policy after the first Policy Year. At our discretion, however, we may waive any of these premium limitations.

         * We may require additional evidence of insurability satisfactory to us if any premium would increase the difference between the Death Benefit and the Accumulation Value (that is, the net amount at risk). A premium payment would increase the net amount at risk if at the time of payment the Death Benefit would be based upon the applicable percentage of Accumulation Value. See "Death Benefit -- Death Benefit Options."

         * In no event may the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium payments allowed for life insurance under Section 7702 of the Federal Internal Revenue Code. If at any time a premium is paid which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitations.

         * If you contemplate a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy. See "Federal Tax Matters -- Policy Proceeds."

PLANNED PERIODIC PREMIUMS

         You may choose a Planned Periodic Premium schedule which indicates a preference as to future amounts and frequency of payment. The Planned Periodic Premiums may be paid annually, semi-annually, quarterly or, if you choose, you can pay the Planned Periodic Premiums by bank account monthly deduction or government allotment.

         The amount and frequency of your initial Planned Periodic Premium will be shown in the Policy. You may change the Planned Periodic Premium at any time by written request. We may limit the amount of any increase if such an increase would result in planned periodic premiums that are larger than (a) the maximum premium we would accept under the terms of the Amount and Timing of Premium Payments provision in the Policy or (b) the planned periodic premium which would total more than $50,000 per year.

         As mentioned above, the amount and frequency of premium payments will affect Accumulation Value, Cash Surrender Value, and how long the Policy will remain in force. Failure to make any Planned Periodic Premium payment will not, however, necessarily result in lapse of the Policy. On the other hand, making Planned Periodic Premium payments will not guarantee that the Policy remains in force. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

UNSCHEDULED ADDITIONAL PREMIUMS

         Premiums, other than Planned Periodic Premiums, may be paid at any time while the Policy is in force. We may limit the number and amount of these additional payments.

PAYING PREMIUMS BY MAIL

         Planned Periodic Premiums and Unscheduled Additional Premiums may be paid to the Company by mailing them to:

                 ReliaStar Bankers Security Life Insurance Company
                 P.O. Box 802511
                 Chicago, Illinois 60680-2511

DEATH BENEFIT GUARANTEE

         If you meet the requirements described below, we guarantee that we will not lapse the Policy even if the Cash Surrender Value is not sufficient to cover the Monthly Deduction that is due. This feature of the Policy is called the "Death Benefit Guarantee." The Death Benefit Guarantee expires at the Insured's Age 65 (or five Policy Years, if longer).

         In general, the two most significant benefits from the Death Benefit Guarantee are as follows. First, during the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Policy. See "Policy Lapse and Reinstatement." This occurs because the Surrender Charge usually exceeds the Accumulation Value in these years. In this regard, you should consider that if you request an increase in Face Amount, an additional Surrender Charge would apply for the fifteen years following the increase, which could create a similar possibility of lapse as exists during the early Policy Years. Second, to the extent the Cash Surrender Value declines due to poor investment performance, or due to an additional Surrender Charge after a requested increase, the Cash Surrender Value may not be sufficient even in later Policy Years to cover the Monthly Deduction, so that the Death Benefit Guarantee may also be necessary in later Policy Years to avoid lapse of the Policy. THUS, EVEN THOUGH THE POLICY PERMITS PREMIUM PAYMENTS THAT ARE LESS THAN THE MINIMUM MONTHLY PREMIUMS, YOU MAY LOSE THE SIGNIFICANT PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE MINIMUM MONTHLY PREMIUMS.

REQUIREMENTS

         The Death Benefit Guarantee will be in effect if the sum of all premiums paid minus any partial withdrawals and any loans are equal to or greater than the sum of the Minimum Monthly Premiums since the Policy Date, including the Minimum Monthly Premium for the current Monthly Anniversary.

         The requirements for the Death Benefit Guarantee must be satisfied as of each Monthly Anniversary, even though you do not have to pay premiums monthly.

         EXAMPLE: The Policy Date is January 1, 1997. The Minimum Monthly Premium is $100 per month. No Policy loans or partial withdrawals are taken and no Face Amount changes have occurred.

         Case 1. You pay $100 each month. The Death Benefit Guarantee is maintained.

         Case 2. You pay $1,000 on January 1, 1997. The $1,000 maintains the Death Benefit Guarantee without your paying any additional premiums for the next 10 months (through October 31, 1997). However, you must pay at least $100 by November 1, 1997 to maintain the Death Benefit Guarantee through November 30, 1997.

         The amount of the initial Minimum Monthly Premium will be determined by us at issuance of the Policy and will be shown in the Policy. The initial Minimum Monthly Premium will depend upon the Insured's sex, Age at issue, Rate Class, optional insurance benefits added by rider, and the Initial Face Amount.

         The following Policy changes may change the Minimum Monthly Premium:

         * A requested increase or decrease in the Face Amount. See "Death Benefit -- Requested Changes in Face Amount."

         * A change in the Death Benefit Option. See "Death Benefit -- Change in Death Benefit Option."

         * The addition or termination of a Policy rider. See "General Provisions -- Optional Insurance Benefits."

         We will notify you in writing of any changes in the Minimum Monthly Premium.

         If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, we will send you notice of the premium payment required to maintain it. If we do not receive the required premium payment within 61 days from the date of our notice, the Death Benefit Guarantee will terminate. THE DEATH BENEFIT GUARANTEE CANNOT BE REINSTATED.

         Even if the Death Benefit Guarantee terminates, the Policy will not necessarily lapse. For a discussion of the circumstances under which the Policy may lapse, see "Policy Lapse and Reinstatement."

ACCUMULATION VALUE

         The Accumulation Value of the Policy (that is, the total value attributable to a specific Policy in the Variable Account and the Fixed Account) is equal to the sum of the Variable Accumulation Value (the amount attributable to the Variable Account) plus the Fixed Accumulation Value (the amount attributable to the Fixed Account). The Accumulation Value should be distinguished from the Cash Surrender Value that would actually be paid to you upon total surrender of the Policy, which is the Accumulation Value less any Surrender Charge, Loan Amount and unpaid Monthly Deductions. See "Surrender Benefits -- Total Surrender." The Accumulation Value should also be distinguished from the Cash Value, which determines the amount available for Policy loans, and is the Accumulation Value less any Surrender Charge. See "Policy Loans."

         The Variable Accumulation Value will increase or decrease to reflect the investment performance of the Funds in which Sub-Accounts of the Variable Account have been invested. The Variable Accumulation Value will also be increased by (a) any Net Premiums credited to the Variable Account and (b) any transfers from the Fixed Account. The Variable Accumulation Value will also be reduced by (a) the Monthly Deduction attributable to the Variable Account, (b) partial withdrawals from the Variable Account, (c) any transfer and partial withdrawal charges attributable to the Variable Account, and (d) any amounts transferred from the Variable Account to the Fixed Account (including amounts transferred from the Variable Account to the Fixed Account as security for Policy loans -- see "Policy Loans"). The Variable Accumulation Value will generally vary daily.

         The Fixed Accumulation Value will be increased by (a) any Net Premiums credited to it in the Fixed Account, (b) any interest credited to it in the Fixed Account (determined at our discretion, but guaranteed not to be less than 4%), and (c) any amounts transferred from the Variable Account to it in the Fixed Account (including amounts transferred to the Fixed Account as security for Policy loans -- see "Policy Loans"). The Fixed Accumulation Value will be reduced by (a) the Monthly Deduction attributable to it in the Fixed Account,
(b) partial withdrawals from it in the Fixed Account, (c) any transfer and partial withdrawal charges attributable to the Fixed Account, and (d) any amounts transferred from the Fixed Account to the Variable Account.

         For a detailed discussion of the calculation of Accumulation Value, see Appendix B. An illustration of various Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits, assuming different levels of premium payments and various investment returns for selected Ages and Face Amounts, is shown in Appendix C.

DEDUCTIONS AND CHARGES

         Some of these charges are deducted from each premium payment. Certain other charges are deducted monthly from both the Fixed Account and the Variable Account, or from the Variable Account only. A charge is also made for each partial withdrawal and a charge may be made for each transfer.

PREMIUM EXPENSE CHARGE

         We deduct a Premium Expense Charge, which is 5% of each premium payment. The amount remaining after we have deducted the Premium Expense Charge is called the Net Premium. The Net Premium is then credited to the Fixed Account and the Sub-Accounts of the Variable Account according to your allocation.

MONTHLY DEDUCTION

         We deduct the charges described below from the Accumulation Value of the Policy on a monthly basis. The total of these charges is called the Monthly Deduction.

         The Monthly Deduction will be deducted on each Monthly Anniversary from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis depending on their relative Accumulation Values at that time. For purposes of determining these proportions, the Fixed Accumulation Value is reduced by the Loan Amount. Because the cost of insurance portion of the Monthly Deduction can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

         If the Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary and the Death Benefit Guarantee is not in effect, the Policy may lapse. See "Death Benefit Guarantee" and "Policy Lapse and Reinstatement."

         COST OF INSURANCE. We will determine the monthly cost of insurance by multiplying the applicable cost of insurance rate or rates by the net amount at risk under the Policy. The net amount at risk under the Policy for a Policy Month is (a) the Death Benefit at the beginning of the Policy Month divided by
1.004074 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%), less (b) the Accumulation Value immediately before the Monthly Deduction, minus the cost of any rider benefits other than any Waiver of Monthly Deduction rider, for the month. As a result, the net amount at risk may be affected by changes in the Accumulation Value or in the Death Benefit.

         The Rate Class of an Insured may affect the cost of insurance. A Rate Class is a group of Insureds we determine based upon our expectation that they will have similar mortality experience. We currently place Insureds into standard Rate Classes or into substandard Rate Classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in a standard Rate Class will have a lower cost of insurance than an Insured in a Rate Class with higher mortality risks.

         If there is an increase in the Face Amount and the Rate Class applicable to the increase is different from that for the Initial Face Amount or any prior requested increases in Face Amount, the net amount at risk will be calculated separately for each Rate Class. For purposes of determining the net amount at risk for each Rate Class, the Accumulation Value will first be assumed to be part of the Initial Face Amount. If the Accumulation Value is greater than the Initial Face Amount, it will then be assumed to be part of each increase in order, starting with the first increase.

         Cost of insurance rates will be based on the sex, Issue Age, Policy Year and Rate Class(es) of the Insured. The actual monthly cost of insurance rates will reflect our expectations as to future experience. They will not, however, be greater than the guaranteed cost of insurance rates shown in the Policy, which are based on the Commissioner's 1980 Standard Ordinary Mortality Tables for smokers or nonsmokers, respectively.

         MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct an administrative charge of $7.50 which is guaranteed not to exceed the product of $5.00 and the ratio (not to exceed 2.00) of (a) the Consumer Price Index (for all urban households) for the preceding September to (b) the Consumer Price Index for September 1985.

         MONTHLY MORTALITY AND EXPENSE RISK CHARGE. Each month it is currently anticipated that we will deduct this charge at an annual rate of .60 of 1% (.60%) of the Variable Accumulation Value but in no event will it exceed .9 of 1% (.90%).

         OPTIONAL INSURANCE BENEFIT CHARGES. Each month we deduct charges for any optional insurance benefits added to the Policy by rider. See "General Provisions -- Optional Insurance Benefits."

SURRENDER CHARGE

         During the first 15 years the Policy is in force and the first 15 years following a requested increase in the Face Amount, there is a Surrender Charge if you surrender the Policy or the Policy lapses. The maximum Surrender Charge for the Initial Face Amount or any requested increase in Face Amount will be determined on the Policy Date or on the effective date of any requested increase respectively. The Surrender Charge remains level for the first five years in the relevant 15 year period, and then reduces in equal monthly increments until it becomes zero at the end of 15 years. Thus if the Policy remains in force during the entire relevant 15-year period, you do not pay the Surrender Charge. The Surrender Charge will vary depending on the Age of the Insured, the sex of the Insured, and the Rate Class of the Insured (on the Policy Date or on the effective date of an increase in Face Amount).

         The Surrender Charge for the Initial Face Amount or any requested increase in Face Amount is determined by multiplying (i) the applicable Surrender Charge per $1,000 Face Amount from Appendix D by (ii) the Initial Face Amount or the Face Amount of the increase, as applicable, and by (iii) the applicable percentage from the Surrender Charge Percentage Table below, and then dividing this amount by 1000. Then the Surrender Charge is reduced by the Premium Related Surrender Charge Reduction.

         The Premium Related Surrender Charge Reduction will apply only to the Surrender Charge for the Initial Face Amount when the cumulative premiums are less than the Surrender Charge Whole Life Premium. The Premium Related Surrender Charge Reduction will be zero when the cumulative premiums equal or exceed the Surrender Charge Whole Life Premium. The Premium Related Surrender Charge Reduction also will be zero for any requested increase in Face Amount. The Premium Related Surrender Charge Reduction for the Initial Face Amount is calculated by multiplying 70% by the excess of (i) the Surrender Charge Whole Life Premium over (ii) the cumulative premiums. The Surrender Charge Whole Life premium is calculated by multiplying (i) the applicable Surrender Charge Whole Life premium per $1000 of Face Amount from Appendix E by (ii) the Initial Face Amount, and then dividing by 1000.

         EXAMPLE. The following example illustrates how the Surrender Charge is determined. Assume that a male nonsmoker, Age 35 buys a Policy with an initial Face Amount of $100,000 and he surrenders the Policy during the third Policy Year at which time he has paid cumulative premiums of $2,000.

         Based on these assumptions the Surrender Charge will be the result of multiplying (i) $16.20 (from Appendix D for a male nonsmoker Age 35) by (ii) $100,000 (the Initial Face Amount) and by (iii) 100% (the applicable percentage from the Surrender Charge Percentage Table), and then dividing by 1000, which results in a Surrender Charge of $1,620 ($16.20 x $100,000 x 100% / 1000).

         The Surrender Charge Whole Life Premium is determined by multiplying
(i) $11.64 (from Appendix E for a male nonsmoker Age 35) by (ii) $100,000 (the Initial Face Amount), and then dividing by 1000, which results in a Surrender Charge Whole Life Premium of $1,164 ($11.64 x $100,000 / 1000). The Surrender Charge Whole Life Premium of $1,164 is less than the cumulative premium of $2,000, so the Premium Related Surrender Charge Reduction is zero.

         The additional Surrender Charge for requested increases in Face Amount will be calculated in the same manner as illustrated in the example above, except that the Premium Related Surrender Charge is zero for requested increases in Face Amount.

                        SURRENDER CHARGE PERCENTAGE TABLE


If surrender or lapse occurs in the last       The following percentage of the
         month of Policy Year:*              Surrender Charge will be payable:**
         ----------------------              -----------------------------------
               1 through 5                                  100%
                    6                                        90%
                    7                                        80%
                    8                                        70%
                    9                                        60%
                   10                                        50%
                   11                                        40%
                   12                                        30%
                   13                                        20%
                   14                                        10%
              15 and later                                    0%


* For requested increases, years are measured from the date of the increase.

** The percentages reduce equally for each Policy Month during the years shown. For example, during the seventh Policy Year, the percentage reduces equally each month from 90% at the end of the sixth Policy Year to 80% at the end of the seventh Policy Year.

PARTIAL WITHDRAWAL AND TRANSFER CHARGES

         We currently make no charge for transfers. We currently charge $10.00 for each partial withdrawal. The charge for transfers is guaranteed not to exceed $25.00 per transfer for transfers in excess of 12 per Policy Year for the duration of the Policy. The charge for partial withdrawals is guaranteed not to exceed $25.00 for the duration of the Policy. The transfer charge will not be imposed on transfers that occur as a result of Policy loans or the exercise of conversion rights.

REDUCTION OF CHARGES

         Any of the charges under the Policy, as well as the minimum Face Amount set forth in this Prospectus, may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our policyholders or those of affiliated insurance companies, or sales to employees or clients of members of our affiliated group of insurance companies. The amount of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Policy owners and owners of all other policies funded by the Variable Account.

POLICY LAPSE AND REINSTATEMENT

         LAPSE. Unlike traditional life insurance policies, the failure to make a Planned Periodic Premium will not by itself cause the Policy to lapse. If the Death Benefit Guarantee is not in effect, the Policy will lapse if, as of any Monthly Anniversary, the Cash Surrender Value is less than the Monthly Deduction due, and a grace period of 61 days expires without a sufficient premium payment. A sufficient premium payment is any premium payment such that the Net Premium is larger than the sum of 1 + 2 where 1 is the amount by which the Accumulation Value is less than the Surrender Charge as of the beginning of the grace period and 2 is the sum of past due Monthly Deductions.

         During the early Policy Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that premium payments sufficient to maintain the Death Benefit Guarantee will be required to avoid lapse. See "Death Benefit Guarantee."

         The Policy does not lapse, and the insurance coverage continues, until the expiration of a 61-day grace period which begins on the date we send you written notice indicating that the Cash Surrender Value is less than the Monthly Deduction due. Our written notice to you will indicate the amount of the payment required to avoid lapse. Failure to make a sufficient premium payment within the grace period will result in lapse of the Policy without value.

         If the Insured dies during the grace period, the proceeds payable will equal the amount of the Death Benefit on the Valuation Date on or next following the date of the Insured's death, reduced by any Loan Amount and any unpaid Monthly Deductions.

         If the Death Benefit Guarantee is in effect, we will not lapse the Policy. See "Death Benefit Guarantee."

         REINSTATEMENT. Reinstatement means putting a lapsed Policy back in force. You may reinstate a lapsed Policy by written request any time within five years after it has lapsed if it has not been surrendered for its Cash Surrender Value.

         To reinstate the Policy and any riders you must submit evidence of insurability satisfactory to us and you must pay a premium large enough such that the Net Premium is as large as the sum of the Surrender Charge after reinstatement, plus the Monthly Deductions for the date of reinstatement and the following Monthly Anniversary.

         The Death Benefit Guarantee cannot be reinstated. See "Death Benefit Guarantee."

SURRENDER BENEFITS

         Subject to certain limitations, you may make a total surrender of the Policy or a partial withdrawal of the Policy's Cash Surrender Value by sending us a written request. The amount available for a total surrender or partial withdrawal will be determined at the end of the Valuation Period during which your written request is received. Any amounts payable from the Variable Account upon total surrender or partial withdrawal will generally be paid within seven days of receipt of your written request. Postponement of payments may, however, occur in certain circumstances. See "General Provisions -- Postponement of Payments."

TOTAL SURRENDER

         By making a written request, you may surrender the Policy at any time for its Cash Surrender Value. The Cash Surrender Value is the Accumulation Value of the Policy reduced by any Surrender Charge, Loan Amount and unpaid Monthly Deductions. If the Cash Surrender Value at the time of a surrender exceeds $25,000, the written request must include a Signature Guarantee. An illustration of Accumulation Values, Surrender Charges, Cash Surrender Values, and Death Benefits assuming different levels of premium payments and investment returns for selected Ages and Face Amounts, is shown in Appendix C.

PARTIAL WITHDRAWAL

         After the first Policy Year, you may also withdraw part of the Policy's Cash Surrender Value by sending us a written request. If the amount being withdrawn exceeds $25,000, the written request must include a Signature Guarantee. Only one partial withdrawal is allowed in any Policy Year. We currently make a $10.00 charge for each partial withdrawal. This charge is guaranteed not to exceed $25.00 for each partial withdrawal. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges." The amount of any partial withdrawal must be at least $500 and, during the first 15 Policy Years, may not be more than 20% of the Cash Surrender Value on the date we receive your written request.

         Unless you specify a different allocation, we make partial withdrawals from the Fixed Account and the Sub-Accounts of the Variable Account on a proportionate basis based upon the Accumulation Value. These proportions will be determined at the end of the Valuation Period during which your written request is received. For purposes of determining these proportions, any outstanding Loan Amount is first subtracted from the Fixed Accumulation Value.

         EFFECT OF PARTIAL WITHDRAWALS. The Accumulation Value will be reduced by the amount of any partial withdrawal. The Death Benefit will also be reduced by the amount of the withdrawal, or, if the Death Benefit is based on the corridor percentage of Accumulation Value (see "Death Benefit -- Death Benefit Options"), by an amount equal to the corridor percentage times the amount of the partial withdrawal.

         If the Level Amount Option is in effect, the Face Amount will be reduced by the amount of the partial withdrawal. When increases in the Face Amount have occurred previously, we reduce the current Face Amount by the amount of the partial withdrawal in the following order:

         (a) The Face Amount provided by the most recent increase;

         (b) The next most recent increases successively; and

         (c) The Face Amount when the policy was issued.

         (This assumption also applies to requested decreases in Face Amount -- see "Death Benefit -- Requested Changes in Face Amount.") Thus, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the Policy. See "Death Benefit -- Requested Changes in Face Amount", "Deductions and Charges -- Monthly Deduction" and "Death Benefit -- Insurance Protection."

         We do not allow a partial withdrawal if the Face Amount after a partial withdrawal would be less than the Minimum Face Amount (currently $25,000).

         If the Variable Amount Option is in effect, a partial withdrawal does not affect the Face Amount.

         A partial withdrawal may also cause the termination of the Death Benefit Guarantee because the amount of the partial withdrawal is deducted from the total premiums paid in calculating whether sufficient premiums have been paid in order to maintain the Death Benefit Guarantee.

         Like partial withdrawals, Policy loans are a means of withdrawing funds from the Policy. See "Policy Loans." A partial withdrawal or a Policy loan may have tax consequences depending on the circumstances of such withdrawal or loan. See "Federal Tax Matters -- Policy Proceeds."

TRANSFERS


         You may transfer all or part of the Variable Accumulation Value between the Sub-Accounts or to the Fixed Account subject to any conditions the Funds whose shares are involved may impose. (Transfers to or from the Fixed Account are not available for Policies issued in New Jersey.) Transfer requests must be in writing. Telephone/fax transfers are available when you complete a telephone/fax form. See "Telephone/Fax Instructions." You may also direct us to automatically make periodic transfers under the Dollar Cost Averaging or Portfolio Rebalancing services as described below.


         To transfer all or part of the Variable Accumulation Value from a Sub-Account, Accumulation Units are redeemed and their values are reinvested in other Sub-Accounts, or the Fixed Account, as directed in your request. We will effect transfers, and determine all values in connection with transfers, at the end of the Valuation Period during which we receive your request, except as otherwise specified for the Dollar Cost Averaging or Portfolio Rebalancing services. With respect to future Net Premium payments, however, your current premium allocation will remain in effect unless (i) you have requested the Portfolio Rebalancing service, or (ii) you are transferring all of the Variable Accumulation Value from the Variable Account to the Fixed Account in exercise of conversion rights. See "Free Look and Conversion Rights -- Conversion Rights."

         Transfers from the Fixed Account to the Variable Account are subject to the following additional restrictions: (i) your transfer request must be postmarked no more than 30 days before or after the Policy Anniversary in any year, and only one transfer is permitted during this period, (ii) the Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount,
(iii) no more than 50% of the Fixed Accumulation Value, less any Loan Amount, may be transferred unless the balance, after the transfer, would be less than $1,000, in which event the full Fixed Accumulation Value, less any Loan Amount, may be transferred, and (iv) you must transfer at least the lesser of $500 or the total Fixed Accumulation Value, less any Loan Amount. See Appendix A. Some of these restrictions may be waived for transfers due to the Portfolio Rebalancing service.


         TELEPHONE/FAX TRANSFER INSTRUCTIONS. You are allowed to enter certain types of instructions either by telephone or by fax if you complete a telephone/fax instruction authorization form. If you complete the form, you can enter the following types of instructions by telephone or fax: transfers between Sub-Accounts or changes of allocations among fund options, and change of Sub-Account for variable annuitization payouts. If the Owner completes the telephone/fax form, the Owner agrees that we will not be liable for any loss, liability, cost or expense when we act in accordance with the telephone/fax transfer instructions that are received and, if by telephone, are recorded on voice recording equipment. If a telephone/fax transfer request is later determined not to have been made by the Owner or was made without the Owner's authorization, and loss results from such unauthorized transfer, the Owner bears the risk of this loss. Any requests via fax are considered telephone requests and are bound by the conditions in the telephone/fax transfer authorization form you sign. Any fax request should include your name, daytime telephone number, Policy number and the names of the Sub-Accounts from which and to which money will be transferred and the allocation percentage. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event the Company does not employ such procedures, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone/fax instructions, providing written confirmation of such instructions, and/or tape recording telephone instructions.


         DOLLAR COST AVERAGING SERVICE. You may request this service if your Face Amount is at least $100,000 and your Accumulation Value, less any Loan Amount, is at least $5,000. If you request this service, you direct us to automatically make specific periodic transfers of a fixed dollar amount from any of the Sub-Accounts to one or more of the Sub-Accounts or to the Fixed Account. No transfers from the Fixed Account are permitted under this service. Transfers of this type may be made on a monthly, quarterly, semi-annual, or annual basis. This service is intended to allow you to use "Dollar Cost Averaging", a long term investment method which provides for regular investments over time. We make no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

         If you are interested in the Dollar Cost Averaging service you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

         If you are using the Dollar Cost Averaging service, this service will be discontinued immediately (i) on receipt of any request to begin a Portfolio Rebalancing service, (ii) if the Policy is in the grace period on any date when Dollar Cost Averaging transfers are scheduled, or (iii) if the specified transfer amount from any Sub-Account is more than the Accumulation Value in that Sub-Account.

         We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation would not affect any Dollar Cost Averaging service requests already commenced.

         PORTFOLIO REBALANCING SERVICE. You may request this service if your Face Amount is at least $200,000 and your Accumulation Value, less any Loan Amount, is at least $10,000. If you request this service, you direct us to automatically make periodic transfers to maintain your specified percentage allocation of Accumulation Value, less any Loan Amount, among the Sub-Accounts of the Variable Account and the Fixed Account; your allocation of future Net Premium payments will also be changed to be equal to this specified percentage allocation. Transfers made under this service may be made on a quarterly, semi-annual, or annual basis. This service is intended to maintain the allocation you have selected consistent with your personal objectives.

         The Accumulation Value in each Sub-Account of the Variable Account and the Fixed Account will grow or decline at different rates over time. Portfolio Rebalancing will periodically transfer Accumulation Values from those accounts that have increased in value to those accounts that have increased at a slower rate or declined in value. If all accounts decline in value, it will transfer Accumulation Values from those that have decreased less in value to those that have decreased more in value. We make no guarantees that Portfolio Rebalancing will result in a profit or protect against loss. You may discontinue this service at any time by notifying us in writing.

         If you are interested in the Portfolio Rebalancing service you may obtain a separate application form and full information concerning this service and its restrictions from us or our registered representative.

         If you are using the Portfolio Rebalancing service, this service will be discontinued immediately (i) on receipt of any request to change the allocation of premiums to the Fixed Account and Sub-Account of the Variable Account, (ii) on receipt of any request to begin a Dollar Cost Averaging service, (iii) upon receipt of any request to transfer Accumulation Value among the Fixed Account or Sub-Accounts, or (iv) if the policy is in the grace period or the Accumulation Value, less any Loan Amount, is less than $7,500 on any Valuation Date when Portfolio Rebalancing transfers are scheduled.

         We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation could affect Portfolio Rebalancing services currently in effect, but only after 30 days notice to affected Policy owners.

         TRANSFER LIMITS. We currently allow 12 transfers in a Policy Year. We reserve the right to limit you to no more than 12 transfers per Policy Year. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction. Transfers made due to the Dollar Cost Averaging or Portfolio Rebalancing services do not currently count toward the limit on number of transfers.

         TRANSFER CHARGES. While there is currently no charge imposed on a transfer we reserve the right to make a charge not to exceed $25.00 per transfer for transfers in excess of 12 per Policy Year for the duration of the Policy. See "Deductions and Charges -- Partial Withdrawal and Transfer Charges." In no event, however, will any charge be imposed in connection with the exercise of a conversion right or transfers occurring as the result of Policy Loans. All transfers are also subject to any charges and conditions imposed by the Fund whose shares are involved. All transfers that are effective on the same Valuation Date will be treated as one transfer transaction.

POLICY LOANS

         GENERAL. As long as the Policy remains in effect, you may borrow money from us at any time after the first Policy Year using the Policy as security for the loan. You may not borrow at any time more than the Loan Value of the Policy, which is equal to the Cash Value less the existing Loan Amount. Each Policy loan must be at least $500.

         Loan requests may be made in writing or by telephoning us on any Valuation Date. Any loan request in excess of $25,000 will require a Signature Guarantee and telephone loan requests cannot exceed $10,000. No election form is currently required to make telephone loan requests. We will employ reasonable procedures to confirm that loan requests made by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmations of such instructions and/or tape recording telephone instructions.

         Policy loans have priority over the claims of any assignee or other person. A Policy loan may be repaid in whole or in part at any time while the Insured is living.

         The loan proceeds will normally be paid to you within seven days after we receive your request. Payment of loan proceeds to you may be postponed under certain circumstances. See "General Provisions -- Postponement of Payments."

         When you make a payment on a Policy loan, you must tell us that you are making a loan payment; otherwise, we will treat it as a premium payment and it will be subject to the Premium Expense Charge. See "Deductions and Charges - Premium Expense Charge." We reserve the right to treat a loan payment as a premium payment if doing so will prevent your policy from lapsing or prevent borrowing from your policy to pay premiums.

         The total of your outstanding Policy loans including unpaid interest due thereon is called the "Loan Amount."

         IMMEDIATE EFFECT OF POLICY LOANS. When we make a Policy loan, an amount equal to the Policy loan (which includes interest payable in advance) will be segregated within the Accumulation Value of your Policy and held in the Fixed Account as security for the loan (this includes loans taken on policies issued in New Jersey). As described below, you will pay interest to us on the Policy loan, but we will also credit interest to you on the amount held in the Fixed Account as security for the loan. The amount segregated in the Fixed Account as security for the Policy loan will be included as part of the Fixed Accumulation Value under the Policy, but will (as described below) be credited with interest on a basis different from other amounts in the Fixed Account.

         Unless you specify differently, amounts held as security for the Policy loan will come proportionately from the Fixed Accumulation Value and the Variable Accumulation Value (with the proportions being determined as described below). Assets equal to the portion of the Policy loan coming from the Variable Accumulation Value will be transferred from the Sub-Accounts of the Variable Account to the Fixed Account, THEREBY REDUCING THE ACCUMULATION VALUE HELD IN THE SUB-ACCOUNTS. These transfers are not treated as transfers for the purposes of the transfer charge or the limit on the number of transfers.

         ILLUSTRATION OF DETERMINATION OF PROPORTIONS. The segregated amount that will be security for a Policy loan will come from the Fixed Accumulation Value and the Variable Accumulation Value in the same proportion that the sum of
(a) the Policy's Fixed Accumulation Value, less any existing Loan Amount, and
(b) the Policy's Variable Accumulation Value, bear to the Policy's total Accumulation Value less any existing Loan Amount (determined, in each case, at the end of the Valuation Period during which your request is received).

         This can be illustrated as follows. Assume that the Fixed Accumulation Value is $5,000 and the Variable Accumulation Value is $6,000, with Sub-Account XXX = $2,000, and Sub-Account YYY = $4,000. Assume that the existing Loan Amount is $1,000, and the new Policy loan request is $5,000. For purposes of determining the proportions, we first subtract the existing Loan Amount from the Fixed Accumulation Value, and then we add the Variable Accumulation Value, which in our example would be ($5,000 - $1,000) + $6,000 = $10,000. The proportionate percentages of the Policy loan coming from the Fixed Accumulation Value and the Variable Accumulation Value are then determined as a percentage of this total, which would be $4,000/$10,000 = 40% from the Fixed Accumulation Value, and $6,000/$10,000 = 60% from the Variable Accumulation Value. The percentage deducted from the Variable Accumulation Value would be distributed as follows:
$2,000/$10,000 = 20% from Sub-Account XXX; and $4,000/$10,000 = 40% from
Sub-Account YYY. The actual amounts coming from the various Accounts in connection with the new $5,000 Policy loan would be 40% X $5,000 = $2,000 from the Fixed Account; 20% X $5,000 = $1,000 from Sub-Account XXX; and 40% X $5,000 = $2,000 from Sub-Account YYY.

         EFFECT ON INVESTMENT PERFORMANCE. Amounts coming from the Variable Account as security for Policy loans will no longer participate in the investment performance of the Variable Account. All amounts held in the Fixed Account as security for Policy loans (that is, the Loan Amount) will only be credited with interest at an effective annual rate currently equal to 4.00%. NO ADDITIONAL INTEREST WILL BE CREDITED TO THESE AMOUNTS. On the Policy Anniversary, any interest credited on these amounts will be credited to the Fixed Account and the Variable Account according to the premium allocation then in effect. See "Payment and Allocation of Premiums -- Allocation of Premiums."

         Although Policy loans may be repaid in whole or in part at any time before the Insured's Age 95, Policy loans will permanently affect the Policy's potential Accumulation Value. As a result, to the extent that the Death Benefit depends upon the Accumulation Value (see "Death Benefit -- Death Benefit Options"), Policy loans will also affect the Death Benefit under the Policy. This effect could be favorable or unfavorable depending on whether the investment performance of the assets allocated to the Sub-Account(s) is less than or greater than the interest being credited on the assets transferred to the Fixed Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under the Policy will be lower when such interest credited is less than the investment performance of assets held in the Sub-Account(s).

         EFFECT ON POLICY COVERAGE. If, on any Monthly Anniversary, the Loan Amount is greater than the Accumulation Value less the then applicable Surrender Charge, we will notify you. If we do not receive sufficient payment within 61 days from the date we send notice to you, the Policy will lapse and terminate without value. Our written notice to you will indicate the amount of the payment required to avoid lapse. The Policy may, however, later be reinstated. See "Policy Lapse and Reinstatement."

         A Policy loan may also cause termination of the Death Benefit Guarantee, because the Loan Amount is deducted from the total premiums paid in calculating whether sufficient premiums have been paid in order to maintain the Death Benefit Guarantee. See "Death Benefit Guarantee."

         Proceeds payable upon the death of the Insured will be reduced by any Loan Amount.

         INTEREST. The interest rate charged on Policy loans will be an annual rate of 5.66%, payable in advance. After the tenth Policy Year, we will charge interest at an annual rate of 3.85%, payable in advance, on that portion of your Loan Amount that is not in excess of (a) the Accumulation Value, less (b) the total of all premiums paid and all partial withdrawals. Any excess of this amount will be charged interest at the annual rate of 5.66%.

         Interest is payable in advance (for the rest of the Policy Year) at the time any Policy loan is made and at the beginning of each Policy Year thereafter (for that entire Policy Year). If interest is not paid when due, it will be deducted from the Cash Surrender Value as an additional Policy loan (see "Immediate Effect of Policy Loans" above) and will be added to the existing Loan Amount.

         Because we charge interest in advance, any interest that we have not earned will be refunded to you upon lapse or surrender of the Policy or repayment of the Policy Loan.

         REPAYMENT OF LOAN AMOUNT. The Loan Amount may be repaid any time while the Insured is living. See "General Provisions -- Benefits at Age 95." If not repaid, the Loan Amount will be deducted by us from any amount payable under the Policy. As described above, unless you provide us with notice to the contrary, any payments on the Policy will generally be treated as premium payments, which are subject to the Premium Expense Charge, rather than repayments on the Loan Amount. Any repayments on the Loan Amount will result in amounts being reallocated from the Fixed Account and to the Sub-Accounts of the Variable Account according to your current premium allocation.

         TAX CONSIDERATIONS. A Policy loan may have tax consequences depending on the circumstances of the loan. See "Federal Tax Matters -- Policy Proceeds."

FREE LOOK AND CONVERSION RIGHTS

FREE LOOK RIGHTS

         The Policy provides for an initial free look period during which you have a right to return the Policy for cancellation and receive a refund of all premiums paid. You must return the Policy to us or your agent and ask us to cancel the Policy by midnight of the 20th day after receiving it.

CONVERSION RIGHTS

         During the first two Policy Years and the first two years following a requested increase in Face Amount, we provide you with an option to convert the Policy or any requested increase in Face Amount to a life insurance policy under which the benefits do not vary with the investment experience of the Variable Account. For policies issued in all states, except Connecticut and New Jersey, this option is made available by permitting you to transfer all or a part of your Variable Accumulation Value to the Fixed Account. For policies issued in Connecticut and New Jersey, you may exchange this Policy for a different permanent fixed benefit life insurance policy that is offered by us in those states. The two conversion right options are discussed below.

         GENERAL OPTION. In all states except Connecticut and New Jersey, you may exercise your conversion right by transferring all or any part of your Variable Accumulation Value to the Fixed Account. If, at any time during the first two Policy Years or the first two years following a requested increase in Face Amount, you request transfer from the Variable Account to the Fixed Account and indicate that you are making the transfer in exercise of your conversion right, the transfer will not be subject to the transfer charge and will not count against the limit on the number of transfers. At the time of such transfer, there is no effect on the Policy's Death Benefit. Face Amount, net amount at risk, Rate Class(es) or Issue Age -- only the method of funding the Accumulation Value under the Policy will be affected. See "Death Benefit", "Accumulation Value" and Appendix A, "The Fixed Account."

         If you transfer all of the Variable Accumulation Value from the Variable Account to the Fixed Account and indicate that you are making this transfer in exercise of your Conversion Right, we will automatically credit all future premium payments on the policy to the Fixed Account unless you request a different allocation.

         CONNECTICUT AND NEW JERSEY. During the first two policy years and during the first 24 months following a requested increase in Face Amount, you may convert the Policy or the Face Amount increase to any fixed benefit whole life insurance policy offered by us. No evidence of insurability will be required for the conversion. In order to convert to a new policy, we must receive a written conversion request; if the entire Policy is being converted, the Policy must be surrendered to us; the conversion must be made while the Policy is in force; and any outstanding Loan Amount must be repaid.

         The new policy will have the same Issue Age and premium class as the Policy. If the entire Policy is being converted, the effective date of the conversion will be the date on which we receive both your written conversion request and the Policy. If you are converting a Face Amount increase, the effective date of the conversion will be the date on which we receive your written conversion request.

         On the effective date of the conversion, the new policy will have, at your option, either:

         (a) A death benefit which is equal to the Death Benefit of the Policy on the effective date of the conversion, or in the case of a Face Amount increase, a death benefit equal to the increase in Face Amount; or

         (b) A net amount at risk which equals the Death Benefit of the Policy on the effective date of the conversion, less the Accumulation Value on that date, or in the case of a Face Amount increase, a net amount at risk which equals the Face Amount increase on the effective date of conversion less the Accumulation Value on that date which is considered to be part of the Face Amount increase.

         The conversion will be subject to an equitable adjustment in payments and Policy values to reflect variances, if any, in the payments and Policy values under the Policy and the new policy. An additional premium payment may be required. The new Policy's provisions and charges will be the same as those that would have been in effect had the new Policy been issued on the Policy Date.

INVESTMENTS OF THE VARIABLE ACCOUNT


         There are currently 28 investment alternatives available under the Variable Account. Alger Management is the investment manager for the three Alger American Funds and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Fidelity Management & Research Company is the investment adviser for the four portfolios of VIP and the three portfolios of VIP II. Each of the four portfolios of Janus Aspen Series has an investment advisory agreement with Janus Capital. Neuberger&Berman Management, with the assistance of Neuberger&Berman, LLC as sub-adviser, selects investments for AMT Limited Maturity Bond Investments and AMT Partners Investments. Northstar Investment Management Corporation, an affiliate of the Company, is the investment adviser of the five Northstar Funds. Certain of the Northstar Funds are sub-advised by third-party investment advisers. OpCap Advisors is the investment manager for each of the four OCC Accumulation Trust Portfolios and is a subsidiary of Oppenheimer Capital, a registered investment adviser. Putnam Management is the investment adviser for the three funds of Putnam Variable Trust.

         We reserve the right to establish additional Sub-Accounts of the Variable Account, each of which could invest in a new Fund with a specified investment objective. The Variable Account currently consists of 28 investment options; you are permitted, however, to participate in a maximum of seventeen investment options over the lifetime of your Policy. You do not have to choose your investment options in advance, but upon participation in the seventeenth Fund since the issue of the Policy you would only be able to transfer within the seventeen Funds already utilized and which are still available.

         The Company has entered into service agreements with the managers or distributors of certain of the Funds pursuant to which the Company or its affiliates may receive from affiliates of the Funds compensation for providing administrative, recordkeeping, distribution in some cases, and other services to the Funds or their affiliates. Such compensation is paid based upon assets invested in the particular Funds, or based upon aggregated net asset goals. Currently, the Company has service arrangements with Alger, Fidelity, Janus, Neuberger&Berman, and OCC.

         The Funds currently offered are described below. A brief summary of investment objectives is contained in the description of each Fund. In addition, you should read the prospectuses of the Funds, which are contained in the accompanying "Select*Product Mutual Funds" book, for more detailed information and particularly, a more thorough explanation of investment objectives of the Funds. There is no assurance that any Fund will achieve its investment objective(s). There is a possibility that one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in another Fund's prospectus.

         The Fund shares may be available to fund benefits under both variable annuity and variable life contracts and policies. This could, in the future, result in an irreconcilable conflict between the interests of the holders of the different types of variable contracts. The Funds have advised us that they will monitor for such conflicts and will promptly provide us with information regarding any such conflicts should they arise or become imminent and we will promptly advise the Funds if we become aware of any such conflicts. If any such material irreconcilable conflict arises we will arrange to eliminate and remedy such conflict up to and including establishing a new management investment company and segregating the assets underlying the variable policies and contracts at no cost to the holders of the policies and contracts. For a brief explanation of the conflicts that may be involved in such situations, refer to the following sections in the Fund Prospectuses: "Participating Insurance Companies and Plans" in The Alger American Fund Prospectus, "FMR and Its Affiliates" in Fidelity's VIP and VIP II Prospectuses, "Conflicts of Interest" in Janus Aspen Series Prospectus, "Distribution and Redemption of Trust Shares" in the Neuberger&Berman Advisers Management Trust Prospectus, "Management of the Fund" in the OCC Accumulation Trust Prospectus, and "Sales and Redemptions" in the Putnam Variable Trust Prospectus.


         The Funds described below distribute dividends and capital gains. However, distributions are automatically reinvested in additional Fund shares, at net asset value. The Sub-Account receives the distributions which are then reflected in the Unit Value of that Sub-Account. See "Accumulation Value."



THE ALGER AMERICAN FUND

         ALGER AMERICAN GROWTH PORTFOLIO has the investment objective of long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

         ALGER AMERICAN MIDCAP GROWTH PORTFOLIO has the investment objective of long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P Mid-Cap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

         ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO has the investment objective of long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization" - present market value per share multiplied by the total number of shares outstanding - within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P Small Cap 600 Index ("S&P Index"). Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside of the combined range of these indices, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (VIP)


         EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities the portfolio will also consider the potential for capital appreciation. The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

         GROWTH PORTFOLIO seeks to achieve capital appreciation. The portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

         HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (sometimes referred to as "junk bonds"), while also considering growth of capital. Lower-rated fixed-income securities are considered speculative and involve greater risk of default than higher-rated fixed-income securities and are more sensitive to the issuer's capacity to pay. Consult the VIP Prospectus for further information on the risks associated with the portfolio's investment in lower-rated fixed-income securities.

         MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high-quality U.S. dollar denominated money market instruments of domestic and foreign issuers. An investment in the portfolio is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will maintain a stable net asset value per share of $1.00.


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (VIP II)


         CONTRAFUND PORTFOLIO seeks capital appreciation by investing in companies believed to be undervalued due to an overly pessimistic appraisal by the public. The portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

         INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The portfolio is designed as a long-term investment option.

         INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.


JANUS ASPEN SERIES

         AGGRESSIVE GROWTH PORTFOLIO is a nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks. The Portfolio intends to normally invest at least 50% of its equity assets in securities issued by medium-sized companies.

         GROWTH PORTFOLIO is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. Generally, this Portfolio emphasizes issuers with larger market capitalizations.

         INTERNATIONAL GROWTH PORTFOLIO is a diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States.

         WORLDWIDE GROWTH PORTFOLIO is a diversified fund that seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of foreign and domestic issuers of any size. Worldwide Growth Portfolio normally invests in issuers from at least five different countries including the United States.

NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST ("AMT")

         LIMITED MATURITY BOND PORTFOLIO seeks to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. It invests in a diversified portfolio primarily consisting of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations, and others. "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Rating Group (S&P"), or another nationally recognized statistical rating organization ("NRSRO"). Securities in which the portfolio may invest include mortgage-backed and asset backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. The portfolio may also invest in fixed, variable or inflation-indexed debt securities.

         PARTNERS PORTFOLIO seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. It invests in a portfolio, which in turn, invests principally in common stocks of medium to large capitalization established companies, using a value-oriented approach. Neuberger&Berman Management looks for securities believed to be under valued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. Up to 15% of the portfolio's net assets, measured at the time of investment, may be invested in corporate debt securities that are below investment grade or in comparable unrated securities. Securities rated below investment grade, as well as comparable unrated securities, are often considered to be speculative and usually entail greater risk.

NORTHSTAR VARIABLE TRUST (NORTHSTAR)

         NORTHSTAR GROWTH FUND is a diversified portfolio with an investment objective of long-term growth of capital through investments in equity securities of companies that are believed to provide above average potential for capital appreciation. Navellier Fund Management, Inc. serves as sub-adviser to the Fund and is responsible for the day-to-day investment management of the Fund, subject to the supervision of the investment adviser and the Trustees of the Fund. All fees and expenses of the sub-advisory agreement are borne by the investment adviser.

         NORTHSTAR HIGH YIELD BOND FUND is a diversified portfolio with an investment objective of seeking high income consistent with the preservation of capital. Under normal market conditions, this Investment Fund invests predominantly in high-yield, high-risk, lower-rated U.S. dollar denominated debt securities. These securities are commonly known as "junk bonds." Most of the securities in which the Investment Fund invests are rated, at the time of investment, at least Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Corporation ("S&P") or, if not rated, are of comparable quality in the opinion of the investment adviser. The Investment Fund may, however, invest in securities in the lowest rating categories of Moody's and S&P, which are "C" in the case of Moody's and "D" in the case of S&P.


         NORTHSTAR INCOME AND GROWTH FUND is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. This Fund will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and capital appreciation. Wilson/Bennett Capital Management, Inc. ("Wilson/Bennett") is the sub-adviser to this Fund and is responsible for the day-to-day investment management of the Fund, subject to the supervision of the investment adviser and the Trustees of the Fund. All fees and expenses of the subadvisory arrangement are borne by the investment adviser.


         NORTHSTAR INTERNATIONAL VALUE FUND is a diversified portfolio with the objective of long-term capital appreciation. The Fund invests primarily in foreign companies with a market capitalization of greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. This Fund will seek to achieve its objective through investments in common stocks, preferred stocks, American, European and Global depository receipts, as well as convertible securities. It may also invest in other higher-risk securities of companies located in at least three countries other than the U.S., including Western Europe, North and South America, Australia, Asian and other nations. Up to 25% of its assets may be invested in securities of issuers located in countries with emerging markets. Brandes Investment Partners, L.P. ("Brandes") is the sub-adviser to this Fund and is responsible for the day-to-day investment management of the Fund, subject to the supervision of the investment adviser and the Trustees of the Fund. All fees and expenses of the sub-advisory agreement are borne by the investment adviser.

         NORTHSTAR MULTI-SECTOR BOND FUND is a diversified portfolio with an investment objective of maximizing current income. This Fund will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities;
(b) investment grade corporate debt securities; (c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high-yield high-risk fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment.

OCC ACCUMULATION TRUST

         EQUITY PORTFOLIO seeks long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the manager's intention to invest in securities of companies which in the Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

         GLOBAL EQUITY PORTFOLIO seeks long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Portfolio may invest anywhere in the world with no requirement that any specific percentage of its assets be committed to any given country. Under normal circumstances, at least 65 percent of the Portfolio's total assets will be invested in equity securities in at least three different countries, one of which may be the United States. Opportunities for capital appreciation may also be presented by debt securities. The Portfolio may invest up to 35 percent of its total assets in debt obligations with remaining maturities of one year or more of U.S. or foreign corporate, governmental or bank issuers. It is the present intention of the Portfolio, although not a fundamental policy, not to invest more than 5 percent of its total assets in debt securities rated below investment grade. Although there is no minimum rating for this category of debt instruments of the Portfolio, the Portfolio does not intend to invest in bonds which are in default.

         MANAGED PORTFOLIO seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest are likely to be the same as those in which the Equity Portfolio invests, although securities of the type in which the Small Cap Portfolio invests may, to a lesser extent, be included. Debt securities are expected to be predominately investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipt listed on a domestic securities exchange or traded in domestic or foreign over-the counter markets.

         SMALL CAP PORTFOLIO seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. The Portfolio may purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Manager believes that such securities have greater-than-average market appreciation potential. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The majority of securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell securities. In addition, the Portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or traded in domestic or foreign over-the-counter markets.

PUTNAM VARIABLE TRUST


         PUTNAM VT DIVERSIFIED INCOME FUND seeks high current income consistent with capital preservation by investing in the following three sectors of the fixed income securities markets: a U.S. Government Sector, a High Yield Sector (which invests primarily in securities that are commonly known as "junk bonds") and an International Sector. Consult the Putnam Variable Trust Prospectus for further information on the risks associated with this Fund's investments in high-yield higher-risk fixed income securities.

         PUTNAM VT GROWTH AND INCOME FUND seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.


         PUTNAM VT VOYAGER FUND seeks capital appreciation by investing primarily in common stocks that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We reserve the right, subject to compliance with applicable law and, if required, approval by the Insurance Department, to make additions to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase. We reserve the right to eliminate the shares of any of the Funds and to substitute shares of another Fund or of another open-end, registered investment company. We will not substitute any shares attributable to your interest in a Sub-Account of the Variable Account without notice and prior approval of the SEC, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent the Variable Account from purchasing other securities of other Funds or classes of policies, or from permitting a conversion between Funds or classes of policies on the basis of requests made by Policy owners.


         We also reserve the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Fund, or in shares of another investment company, with a specified investment objective. New Sub-Accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policy owners on a basis to be determined by us. We may also eliminate one or more Sub-Accounts if, in our sole discretion, marketing, tax, regulatory requirements, or investment conditions warrant.


         In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. You may transfer the portion of the Accumulation Value affected without payment of a Transfer Charge. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with our other separate accounts.

VOTING RIGHTS

         You have the right to instruct us how to vote the Fund shares attributable to the Policy at regular meetings and special meetings of the Funds. We will vote the Fund shares held in Sub-Accounts according to the instructions received, as long as:

         * The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940; and

         * The assets of the Variable Account are invested in Fund shares.

         If we determine that, because of applicable law or regulation, we do not have to vote according to the voting instructions received, we will vote the Fund shares at our discretion.

         All persons entitled to voting rights and the number of votes they may cast are determined as of a record date, selected by us, not more than 90 days before the meeting of the Fund. All Fund proxy materials and appropriate forms used to give voting instructions will be sent to persons having voting interests.

         Any Fund shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Policy owners, will be voted by us in proportion to the instructions received from all Policy owners having a voting interest in the Fund. Any Fund shares held by us or any of our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts having voting interests in the Fund in proportion to each account's voting interest in the respective Fund, and will be voted in the same manner as are the respective account's votes.

         Owning the Policy does not give you the right to vote at meetings of our stockholders.

         DISREGARD OF VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of any Fund or to approve or disapprove an investment advisory contract for any Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of any Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on the Variable Account in that the proposed investment policy for a Fund may result in speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to owners.

GENERAL PROVISIONS

BENEFITS AT AGE 95

         If the Insured is living at Age 95 and the Policy is in force, the Cash Surrender Value of the Policy will automatically be applied to purchase single premium paid-up life insurance, unless you notify us in writing on or before the Insured's attained Age 95 that the Cash Surrender Value should be paid in cash. While the Cash Surrender Value of the new paid-up policy will be the same as this Policy, the face amount of the new policy will be whatever the single premium will purchase.

OWNERSHIP

         While the Insured is alive, subject to the Policy's provisions you may:

         *        Change the amount and frequency of premium payments.

         *        Change the allocation of premiums.

         *        Change the Death Benefit Option.

         *        Change the Face Amount.

         *        Make transfers between accounts.

         *        Surrender the Policy for cash.

         *        Make a partial withdrawal for cash.

         *        Receive a cash loan.

         *        Assign the Policy as collateral.

         *        Change the beneficiary.

         *        Transfer ownership of the Policy.

         *        Enjoy any other rights the Policy allows.

PROCEEDS

         At the Insured's death, the proceeds payable include the Death Benefit then in force:

         * Plus any additional amounts provided by rider on the life of the Insured;

         * Plus any Policy loan interest that we have collected but not earned;

         *        Minus any Loan Amount; and

         *        Minus any unpaid Monthly Deductions.

BENEFICIARY

         You may name one or more beneficiaries on the application when you apply for the Policy. You may later change beneficiaries by written request. If no beneficiary is surviving when the Insured dies, the Death Benefit will be paid to you, if surviving, or otherwise to your estate.

POSTPONEMENT OF PAYMENTS

         Payments from the Variable Account for Death Benefits, cash surrender, partial withdrawal, or loans will generally be made within seven days after we receive all the documents required for the payments.

         We may, however, delay making a payment when we are not able to determine the Variable Accumulation Value because (i) the New York Stock Exchange is closed, other than customary weekend or holiday closings, or trading on the New York Stock Exchange is restricted by the SEC, (ii) the SEC by order permits postponement for the protection of Policyholders, or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocation to and against any Sub-Account of the Variable Account may also be postponed under these circumstances.

         Any of the payments described above which are made from the Fixed Account may be delayed up to six months from the date we receive the documents required. We will pay interest at the same rate we are currently paying on proceeds at death from the date of the request to the date of payment if we delay payment more than 10 days. No additional interest will be credited to any delayed payments. The time a payment from the Fixed Account may be delayed and the rate of interest paid on such amounts may vary among states.

SETTLEMENT OPTIONS

         Settlement Options are ways you can choose to have the Policy's proceeds paid. These options apply to proceeds paid:

         *        At the Insured's death.

         *        On total surrender of the Policy.

         The proceeds are paid to one or more payees. The proceeds may be paid in a lump sum or may be applied to one of the following Settlement Options. Proceeds will be paid in one sum unless one or more Options are requested. A combination of options may be used. At least $2,500 must be applied to any option for each payee under that option. Under an installment Option, each payment must be at least $25.00. We may adjust the interval between payments to make each payment at least $25.00.

         Proceeds applied to any Option no longer earn interest at the rate applied to the Fixed Account or participate in the investment performance of the Funds.

         Option 1 -- Proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval.

         Option 2 -- Proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid.

         Option 3 -- Proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid.

         Option 4 -- The proceeds provide an annuity payment with a specified number of months "certain." The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee.

         Option 5 -- The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

         Option 6 -- The proceeds are used to provide an annuity based on the rates in effect when the proceeds are applied. We do not apply this Option if a similar option would be more favorable to the payee at that time.

         INTEREST ON SETTLEMENT OPTIONS. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors. The interest rate will never be less than an effective annual rate of 3.50%.

         In determining amounts to be paid under Options 3 and 4, we assume interest at an effective annual rate of 3.50%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the Option, restrictions on withdrawal, and other factors.

INCONTESTABILITY

         After the Policy has been in force during the Insured's lifetime for two years from the Policy's Issue Date, we cannot claim the Policy is void or refuse to pay any proceeds unless the Policy has lapsed.

         If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the date of the increase.

         If the Policy is reinstated, the contestable period is measured from the date of reinstatement with respect to statements made on the application for reinstatement.

MISSTATEMENT OF AGE AND SEX

         If the Insured's Age or sex or both are misstated (except where unisex rates apply), the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct Age and sex.

SUICIDE

         If the Insured commits suicide within two years of the Policy's Issue Date, we do not pay the Death Benefit. Instead, we refund all premiums paid for the Policy and any attached riders, minus any Loan Amounts and partial withdrawals.


         If you make a Face Amount increase or a premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If the Insured commits suicide within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.


TERMINATION

         The Policy terminates when any of the following occurs:

         *        The Policy lapses. See "Policy Lapse and Reinstatement."

         *        The Insured dies.

         *        The Policy is surrendered for its Cash Surrender Value.

         * The Policy is amended according to the amendment provision described below and you do not accept the amendment.

AMENDMENT

         We reserve the right to amend the Policy, subject to the approval of the Insurance Department, in order to include any future changes relating to the following:

         *        Any SEC rulings and regulations.

         * The Policy's qualification for treatment as a life insurance policy under the following:
                  - The Internal Revenue Code of 1986, as amended.

                  - Internal Revenue Service rulings and regulations.
                  - Any requirements imposed by the Internal Revenue Service.

REPORTS

         ANNUAL STATEMENT. We will send you an Annual Statement once each year free of charge, showing the Face Amount, Death Benefit, Accumulation Value, Cash Surrender Value, Loan Amount, premiums paid, Planned Periodic Premiums, interest credits, partial withdrawals, transfers, and charges since the last statement.

         Additional statements are available upon request. We may make a charge not to exceed $50.00 for each additional Annual Statement you request.

         PROJECTION REPORT. Upon request, we will provide you a report projecting future results based on the Death Benefit Option you specify, the Planned Periodic Premiums you specify, the Accumulation Value of your Policy at the end of the prior Policy Year, and any other assumptions specified by you or us (subject to any SEC limitations). We may make a charge not to exceed $50.00 for each Projection Report you request.

DIVIDENDS

         The Policy does not entitle you to participate in our surplus. We do not pay you dividends under the Policy.

         The Sub-Account receives any dividends paid by the related Fund. Any such dividend is credited to you through the calculation of the Sub-Account's daily Unit Value.

COLLATERAL ASSIGNMENT

         You may assign the benefits of the Policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. An assignment is not binding on us until we receive written notice.

OPTIONAL INSURANCE BENEFITS

         The Policy can include additional benefits, in the form of riders to the Policy, if our requirements for issuing such benefits are met. We currently offer the following benefit riders:

         ACCELERATED BENEFIT RIDER. Under certain circumstances a part of the Death Benefit may be paid to you when the Insured has been diagnosed as having a terminal illness. This Rider may not be available in all states. Ask your registered representative about the availability of this Rider in your state. See "Accelerated Benefit Rider."

         ACCIDENTAL DEATH BENEFIT RIDER. Provides an additional benefit if the Insured dies from an accidental injury.

         ADDITIONAL INSURED RIDER. Provides a 10 year, guaranteed level premium and level term coverage for the Insured, the Insured's spouse, or a child of the Insured.

         WAIVER OF MONTHLY DEDUCTION RIDER. The Monthly Deduction for the Policy is waived while the Insured is totally disabled under the terms of the rider.

         COST OF LIVING INCREASE RIDER. Provides optional increases in Face Amount on the life of the Insured every two years based on the cost of living without evidence of insurability.


         WAIVER OF SPECIFIED PREMIUM RIDER. Contributes a specified amount of premium to the Policy each month while the Insured is totally disabled under the terms of the rider. This rider may not be available in all states. Ask your registered representative about the availability of this rider in your state.

FEDERAL TAX MATTERS

         The following discussion is not intended to be a complete description of the tax status of the Policies. Rather, it provides information about how we believe the tax laws apply in the most commonly occurring circumstances. The tax treatment of certain aspects of the Policies, such as surrenders and partial withdrawals, is uncertain or may be changed by regulations adopted in the future. For these reasons, Policy owners are advised to consult with their own tax advisers with regard to the tax implications of the Policies.

POLICY PROCEEDS

         GENERAL. The Policy should qualify as a life insurance contract as long as it satisfies certain definitional tests under Section 7702 and 817(d) of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under section 817(h) of the Code (see "Diversification Requirements"). Section 7702 of the Code provides that the Policy will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Policy under Section 7702 depends in part upon the Death Benefit payable under the Policy at any time. To the extent a change in the Policy, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Policy not to qualify, we will not make the change. Also, if at any time a premium is paid which would result in total premiums exceeding the current maximum premiums allowed, we will only accept that portion of the premium which would make total premiums equal the maximum. See "Payment and Allocation of Premiums -- Amount and Timing of Premiums."

         MODIFIED ENDOWMENT CONTRACTS. In 1988 Congress created a new classification of life insurance policies known as "Modified Endowment Contracts." Policy loans, partial surrenders and partial withdrawals of cash from a policy which is classified as a Modified Endowment Contract are taxable as ordinary income to the Policy owner. Additionally, taxable distributions, if made before the Policy owner is 591/2, are subject to a Federal income tax penalty of 10%.

         Modified Endowment Contract classification may be avoided by limiting the amount of premiums paid under the Policy. If you contemplate a large premium payment under this Policy, and you wish to avoid Modified Endowment Contract classification, you may contact us in writing before making the payment and we will tell you the maximum amount which can be paid into the Policy.

         DIVERSIFICATION REQUIREMENTS. Flexible premium variable life insurance policies such as these Policies will be treated as life insurance contracts under the Code as long as the separate accounts funding them are "adequately diversified" under section 817(h) of the Code and regulations issued by the Treasury Department. If the Variable Account is determined to be not adequately diversified, Policy owners in the Variable Account will be treated as the owners of the underlying assets and thus currently taxable on earnings and gains. The investment adviser of the respective mutual fund investment options has responsibility for maintaining the investment diversification required under the Code.


         In connection with the issuance of temporary diversification regulations, the Internal Revenue Service stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the owner, rather than the insurance company, to be treated as the owner of the assets in the account. If the Policy owner is considered the owner of the assets of the separate account, income and gains from the account would be included in the owner's gross income.

         The ownership rights under the Policy offered in the Prospectus are similar to, but different in certain respects from, those described by the Internal Revenue Service, in rulings in which it determined that the owners were not owners of separate account assets. For example, the owner of the Policy has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of the assets of the separate account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Internal Revenue Service has stated it expects to be issued. The number of underlying investment options available under a variable product may also be relevant in determining whether the product qualifies for the desired tax treatment. We reserve the right to modify the Policy as necessary to attempt to prevent the Policy owner from being considered as owner of the assets of the separate account.


         DEATH BENEFITS. The Death Benefit proceeds payable under either the Level Amount Option or the Variable Amount Option will be excludable from the gross income of the beneficiary under Section 101(a) of the Code.

TAXATION OF DISTRIBUTIONS

         SURRENDERS AND PARTIAL WITHDRAWALS. A surrender or lapse of the Policy may have tax consequences. Upon surrender, the owner will not be taxed on the Cash Surrender Value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any Policy loan will, upon surrender or lapse, be added to the Cash Surrender Value and treated, for this purpose, as if it had been received. The treatment of a preferred loan is unclear; such a loan may be considered a withdrawal instead of an indebtedness of the Policy owner. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

         A complete surrender of the Policy will, and a partial withdrawal may, under Section 72(e)(5) of the Code, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Withdrawals or partial surrenders generally are not taxable unless the total of such withdrawals exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. During the first 15 policy years, however, an additional amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits. A qualified tax adviser should be consulted regarding the tax consequences of any surrender or partial withdrawal during the first 15 policy years.

         The increase in Accumulation Value of the Policy will not be included in gross income unless and until there is a total surrender or partial withdrawal under the Policy. A complete surrender of the Policy will, and a partial withdrawal may, under Section 72(e)(5) of the Code, be included in your gross income to the extent the distribution exceeds your investment in the Policy.

         The Unemployment Compensation Amendments of 1992 require us to withhold Federal income tax at the rate of 20% on most distributions from qualified plans, unless the distribution is an "eligible rollover distribution" as defined by the Unemployment Compensation Act of 1992 and the Policy owner files a written request with us for a direct rollover to an individual retirement account as described in 408(b) of the Code, or as applicable, to another qualified plan or a Section 403(b) arrangement that accepts rollovers.

         POLICY LOANS. Under Section 72(e)(5) of the Code, loans received under the Policy will be generally recognized as loans for tax purposes and will not be considered to be distributions subject to tax. Pursuant to Section 163 of the Code, interest paid to us with respect to the loan may or may not be deductible, depending upon a number of factors. If the Policy is a Modified Endowment Contract, a Policy loan or assignment of any portion of the Accumulation Value will be taxable in an amount equal to the lesser of the amount of the loan/assignment or the excess of Accumulation Value over the Owner's investment in the Policy. Due to the complexity of these factors, a Policy owner should consult a competent tax adviser as to the deductibility of interest paid on any Policy loans.

         OTHER TAXES. Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary if you or the Insured dies. Any person concerned about the estate implications of the Policy should consult a competent tax adviser.

TAXATION OF POLICIES HELD BY PENSION, CERTAIN DEFERRED COMPENSATION PLANS AND OTHER ARRANGEMENTS

         PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Policies will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

         DEFERRED COMPENSATION PLANS FOR PUBLIC EMPLOYEES AND EMPLOYEES OF TAX EXEMPT ORGANIZATIONS. Section 457 of the Code permits state and local government employers and tax exempt employers to establish deferred compensation plans for eligible employees and independent contractors. Eligible plans limit the amount of compensation which may be deferred. Distribution from eligible plans may occur only upon the death of the employee, attainment of age 701/2, separation from service or in the event of an unforseeable emergency. Amounts deferred may be transferred directly to another eligible deferred compensation plan. The employer will be the Owner and Beneficiary of all policies issued to an eligible plan. Policies are subject to the claims of the employer's general creditors. Death Benefit proceeds payable to the employer, some or all of which are subsequently paid by the employer to the employee's beneficiary under the plan will not be excludable from gross income under Section 101(a) or Section 101(b) of the Code and will be taxable as ordinary income. An employee has no present legal right or vested interest in such policies; an employee is entitled to distributions only in accordance with eligible plan provisions.

         OTHER ARRANGEMENTS. In addition, the Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangements.

TAXATION OF RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY

         We do not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, we determine that we may incur such tax burden, we may assess a charge for such burden from the Variable Account.

         We may also incur state and local taxes, in addition to premium taxes, in several states. At present these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

OTHER CONSIDERATIONS

         The foregoing discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

         The Policy is based on actuarial tables which distinguish between men and women and therefore provide different benefits to men and women of the same Age. Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Supreme Court decision of July 6, 1983 in ARIZONA GOVERNING COMMITTEE V. NORRIS. That decision stated that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Employers and employee organizations should also consider, in consultation with legal counsel, the impact of Title VII generally, and comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Policy may be purchased.

         Because of the NORRIS decision, the charges under the Policy that vary depending on sex may in some cases not vary on the basis of the Insured's sex. Unisex rates to be provided by us will apply, if requested on the application, for tax-qualified plans and those plans where an employer believes that the NORRIS decision applies. In this case, references made to the mortality tables applicable to this Policy are to be disregarded and substituted with an 60% male 40% female blend of the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Last Birthday.

DISTRIBUTION OF THE POLICIES


         The Policies will be sold by licensed insurance agents who are also registered representatives of broker-dealers registered with the SEC under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc.

         The Policies will be distributed by the general distributor, Washington Square Securities, Inc., ("WSSI"), a Minnesota corporation, which is an affiliate of ours. WSSI is a securities broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. It is primarily a mutual funds dealer and has dealer agreements under which it markets shares of more than 50 mutual funds. It also markets limited partnerships and other tax-sheltered or tax-deferred investments, and acts as general distributor (principal underwriter) for variable annuity products issued by us and variable products issued by our affiliates. The Policies may also be sold through other broker-dealers authorized by WSSI and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

         Registered representatives who sell the Policies will receive commissions based on a commission schedule. In the first Policy Year, commissions generally will be no more than 55% of the premiums paid up to the annualized Minimum Monthly Premium, plus 3% of any additional premium. In any subsequent Policy Year, commissions generally will be 3% of premiums paid in that year. Corresponding commissions will be paid upon a requested increase in Face Amount. In addition, a commission of .25% of the average monthly Accumulation Value during each Policy Year may be paid. Further, registered representatives may be eligible to receive certain overrides, expense allowances and other benefits based on the amount of earned commissions.

MANAGEMENT

                                           PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                    AND BUSINESS EXPERIENCE
----------------------                    -----------------------

Stephen A. Carb*              Partner of Carb, Luria, Glassner, Cook & Kufeld
                              (law firm) since 1962.

James Cochran**               Executive Vice President of ReliaStar Bankers
                              Security Life Insurance Company since 1996;
                              Executive Vice President and Chief Operating
                              Officer of ReliaStar United Services Life
                              Insurance Company ("RUSL") since 1996: Senior Vice
                              President, Product Development and Strategic
                              Planning of RUSL from 1995 to 1996; Senior Vice
                              President, Product Development from 1990 to 1995.

R. Michael Conley***          Senior Vice President of ReliaStar Financial Corp.
                              since 1991; Senior Vice President, ReliaStar
                              Employee Benefits of ReliaStar Life Insurance
                              Company since 1986; President of NWNL Benefits
                              Corporation since 1988; Executive Vice President of ReliaStar Bankers Security Life Insurance
                              Company since 1996; Director of various
                              subsidiaries of ReliaStar Financial Corp.

Richard R. Crowl***           Senior Vice President, General Counsel and
                              Secretary of ReliaStar Financial Corp. since 1996;
                              Senior Vice President and General Counsel of
                              ReliaStar Life Insurance Company, ReliaStar
                              Bankers Security Life Insurance Company, Northern
                              Life Insurance Company, and ReliaStar United
                              Services Life Insurance Company since 1996;
                              Executive Vice President and General Counsel of
                              Washington Square Advisers, Inc. since 1986; Vice
                              President and Associate General Counsel of
                              ReliaStar Financial Corp. from 1989 to 1996; Vice
                              President and Associate General Counsel of
                              ReliaStar Life Insurance Company from 1985 to
                              1996; Director and Senior Vice President of various subsidiaries of ReliaStar Financial Corp.

John H. Flittie***            Vice Chairman, President and Chief Operating
                              Officer of ReliaStar Life Insurance Company since
                              1996; President and Chief Operating Officer of
                              ReliaStar Financial Corp. and ReliaStar Life
                              Insurance Company since 1993; Vice Chairman, Chief
                              Executive Officer and President of ReliaStar
                              Bankers Security Life Insurance Company since
                              1996; Vice Chairman of ReliaStar United Services
                              Life Insurance Company and ReliaStar Bankers
                              Security Life Insurance Company since 1995; Senior
                              Executive Vice President and Chief Operating
                              Officer of ReliaStar Financial Corp. and ReliaStar
                              Life Insurance Company from 1992 to 1993; Senior
                              Executive Vice President and Chief Operating
                              Officer of ReliaStar Financial Corp. from 1991 to
                              1992; Executive Vice President and Chief Financial
                              Officer of ReliaStar Financial Corp. and ReliaStar
                              Life Insurance Company from 1989 to 1991; Director of Community First BankShares, Inc. and Director and Officer of various subsidiaries of ReliaStar
                              Financial Corp.

James T. Hale*                Senior Vice President of Dayton Hudson Corporation
                              since 1981.

Wayne R. Huneke***            Senior Vice President, Chief Financial Officer and
                              Treasurer of ReliaStar Financial Corp. and
                              ReliaStar Life Insurance Company since 1994; Vice
                              President, Treasurer and Chief Accounting Officer from 1990 to 1994; Director and Officer of various subsidiaries of ReliaStar Financial Corp.

                                             PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                      AND BUSINESS EXPERIENCE
----------------------                      -----------------------

Kenneth U. Kuk***             Senior Vice President of ReliaStar Financial Corp.
                              and ReliaStar Life Insurance Company since 1996;
                              Vice President, Strategic Marketing of ReliaStar
                              Financial Corp. and ReliaStar Life Insurance
                              Company since 1996; Vice President of Investments of ReliaStar Financial Corp. from 1991 to 1996;
                              President of Washington Square Advisers, Inc.
                              since 1995; Chairman of ReliaStar Mortgage
                              Corporation since 1988; Director of National
                              Commercial Finance Association and Director and
                              Officer of various subsidiaries of ReliaStar
                              Financial Corp.

Richard E. Nolan*             Senior Counsel of Davis Polk & Wardwell (law firm)
                              since 1996 and Partner from 1990 to 1996.

Fioravante G. Perrotta*       Retired 1996; Formerly Senior Partner of Rogers &
                              Wells (law firm) since 1970.

Robert C. Salipante***        Senior Vice President of Personal Financial
                              Services of ReliaStar Financial Corp. and
                              ReliaStar Life Insurance Company since 1996;
                              Executive Vice President of ReliaStar Bankers
                              Security Life Insurance Company since 1996; Senior
                              Vice President of Individual Division and
                              Technology of ReliaStar Life Insurance Company since 1996; Senior Vice President of Strategic
                              Marketing and Technology of ReliaStar Financial
                              Corp. and ReliaStar Life Insurance Company from
                              1994 to 1996; Senior Vice President and Chief
                              Financial Officer of ReliaStar Financial Corp. and
                              ReliaStar Life Insurance Company from 1992 to
                              1994; Executive Vice President of Ameritrust
                              Corporation from 1988 to 1992; Director and
                              Officer of various subsidiaries of ReliaStar
                              Financial Corp.

David J. Sloane**             Executive Vice President and Chief Operating
                              Officer of ReliaStar Bankers Security Life
                              Insurance Company since 1990.

John G. Turner***             Chairman and Chief Executive Officer of ReliaStar
                              Financial Corp. and ReliaStar Life Insurance
                              Company since 1993; Chairman of ReliaStar United
                              Services Life Insurance Company and ReliaStar
                              Bankers Security Life Insurance Company since
                              1995; Chairman of Northern Life Insurance Company since 1992; Chairman, President and Chief
                              Executive Officer of ReliaStar Financial Corp. and
                              ReliaStar Life Insurance Company in 1993;
                              President and Chief Executive Officer of ReliaStar
                              Financial Corp. and ReliaStar Life Insurance
                              Company from 1991 to 1993; President and Chief
                              Operating Officer of ReliaStar Financial Corp.
                              from 1989 to 1991; President and Chief Operating
                              Officer of ReliaStar Life Insurance Company from
                              1986 to 1991; Director and Officer of various subsidiaries of ReliaStar Financial Corp.

Charles B. Updike*            Partner of Schoeman, Marsh & Updike (law firm)
                              since 1976.

Ross M. Weale*                President of Waccabuc Enterprise, Inc. (management
                              consulting firm) since 1996; President and Chief
                              Executive Officer of Country Bank (financial institution) from 1986 to 1996.

                                             PRINCIPAL OCCUPATION
DIRECTORS AND OFFICERS                      AND BUSINESS EXPERIENCE
----------------------                      -----------------------

Steven W. Wishart***          Senior Vice President and Chief Investment Officer
                              of ReliaStar Financial Corp. since 1989; Senior
                              Vice President of ReliaStar Life Insurance Company since 1981; President and Chief Executive Officer of ReliaStar Investment Research, Inc. (formerly
                              WSCR, Inc.) since 1996; President of Washington
                              Square Capital Inc. from 1981 to 1996; President of WSCR, Inc. from 1986 to 1996; Director of
                              National Benefit Resources Group Services Inc. and
                              Director and Officer of various subsidiaries of ReliaStar Financial Corp.

*    Director
**   Officer
***  Director and Officer

The Executive Committee of our Board of Directors consists of Directors Turner, Flittie, Hale, Huneke, and Weale.

The Compliance Committee of our Board of Directors consists of Directors Weale, Carb, Hale, Nolan, Perrotta, and Updike.

STATE REGULATION

         We are subject to the laws of the State of New York governing insurance companies and to regulation and supervision by the Insurance Department of the State of New York. An annual statement in a prescribed form is filed with the Insurance Department each year, and in each state we do business, covering our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to review by the Insurance Division and a full examination of our operations is conducted periodically (usually every three years) by the National Association of Insurance Commissioners. This regulation does not, however, involve supervision or management of our investment practices or policies.

         In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party. We are engaged in litigation of various kinds; however, our management does not believe that any of this litigation is of material importance in relation to our total assets.

BONDING ARRANGEMENTS

         An insurance company blanket bond is maintained providing $25,000,000 coverage for our officers and employees and those of Washington Square Securities, Inc., (WSSI), subject to a $500,000 deductible.

LEGAL MATTERS

         Legal matters in connection with the Variable Account and the Policy described in this Prospectus have been passed upon by Robert B. Saginaw, Esquire, Attorney for the Company.

EXPERTS


         The statement of assets and liabilities of ReliaStar Bankers Security Variable Life Separate Account I as of December 31, 1996, the related statements of operations and changes in net assets for the years ended December 31, 1996 and 1995, and the annual financial statements of ReliaStar Bankers Security Life Insurance Company included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports which are included herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

         The statement of operations and changes in net assets for the year ended December 31, 1994 included in this Prospectus has been audited by KPMG Peat Marwick LLP, independent auditors, as stated in their report which is included herein, and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


         Actuarial matters included in this Prospectus have been examined by Steven P. West, F.S.A., M.A.A.A., as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT CONTAINS FURTHER INFORMATION

         A Registration Statement has been filed with the SEC under the Securities Act of 1933 with respect to the Policies. This Prospectus does not contain all information included in the Registration Statement, its amendments and exhibits. For further information concerning the Variable Account, the Funds, the Policies and us, please refer to the Registration Statement.

         Statements in this Prospectus concerning provisions of the Policy and other legal documents are summaries. Please refer to the documents as filed with the SEC for a complete statement of the provisions of those documents.

         Information may be obtained from the SEC's principal office in Washington, D.C., for a fee it prescribes, or examined there without charge.

FINANCIAL STATEMENTS


          The financial statements for the Variable Account reflect the operations of the Variable Account and its Sub-Accounts as of and for the three months ended March 31, 1997; and as of December 31, 1996 and for each of the three years in the period then ended. The December 31, 1996 financial statements are audited. The March 31, 1997 financial statements are unaudited. The periods they cover are not necessarily indicative of the longer term performance of the assets held in the Variable Account.


         The financial statements of ReliaStar Bankers Security Life Insurance Company which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of ReliaStar Bankers Security Life Insurance Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


         These financial statements are as of and for the three months ended March 31, 1997, and as of December 31, 1996 and for each of the two years in the period ended December 31, 1996. The December 31, 1996 financial statements are audited. The March 31, 1997 financial statements are unaudited. The periods covered are not necessarily indicative of the longer term performance of the Company.

                          INDEPENDENT AUDITORS' REPORT


To ReliaStar Bankers Security Life Insurance Company and ReliaStar Bankers Security Variable Life Separate Account I Policyowners:

We have audited the accompanying statement of assets and liabilities of ReliaStar Bankers Security Variable Life Separate Account I as of December 31, 1996, and the related statements of operations and changes in net assets for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the management of ReliaStar Bankers Security Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. The statement of operations and changes in net assets for the year ended December 31, 1994 was audited by other auditors whose report dated February 2, 1995 expressed an unqualified opinion on the statement.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the ReliaStar Bankers Security Variable Life Separate Account I as of December 31, 1996, and the results of its operations and changes in net assets for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Minneapolis, MN
January 31, 1997

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996

                                                                      SUB-ACCOUNTS
                                                                      ------------
                                              COMMON         MONEY                     ASSET          TOTAL
                                              STOCK         MARKET         BOND      ALLOCATION    SUB-ACCOUNTS
                                           -----------   -----------   -----------   -----------   -----------
ASSETS:
Investments in USLICO Series
   Fund Portfolios (see below)             $11,426,420   $ 5,083,111   $ 1,199,475   $ 5,447,240   $23,156,246

Policy loans                                 1,024,694       663,172         5,815       363,266     2,056,947

                                           -----------   -----------   -----------   -----------   -----------
         TOTAL ASSETS                       12,451,114     5,746,283     1,205,290     5,810,506    25,213,193
                                           -----------   -----------   -----------   -----------   -----------

LIABILITIES:
Net accrued for policy related
   transactions due to ReliaStar Bankers       397,396       346,574        30,230       280,447     1,054,647

Amounts payable to ReliaStar Bankers           375,000       125,000     1,000,000     1,000,000     2,500,000
                                           -----------   -----------   -----------   -----------   -----------
         TOTAL LIABILITIES                     772,396       471,574     1,030,230     1,280,447     3,554,647
                                           -----------   -----------   -----------   -----------   -----------

NET ASSETS - FOR VARIABLE LIFE
   INSURANCE POLICIES                      $11,678,718   $ 5,274,709   $   175,060   $ 4,530,059   $21,658,546
                                           ===========   ===========   ===========   ===========   ===========

Investments basis data:
    Shares Owned                               862,089     5,083,111       119,651       459,625
    Cost                                   $ 9,652,511   $ 5,083,111   $ 1,204,793   $ 5,015,173


See accompanying notes to financial statements.

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                       SUB-ACCOUNTS
                                                                       ------------

                                           COMMON          MONEY                           ASSET           TOTAL
                                           STOCK           MARKET           BOND         ALLOCATION     SUB-ACCOUNTS
                                        ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Income:
   Reinvested dividends                 $  1,730,933    $    239,222    $     79,033    $    616,657    $  2,665,845
Expenses:
   Mortality and expense risk charges         52,648          25,332           6,246          26,396         110,622
                                        ------------    ------------    ------------    ------------    ------------

Net investment income                      1,678,285         213,890          72,787         590,261       2,555,223

NET UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS                               218,820            --           (45,487)        (58,160)        115,173
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS                               112,451            --            (2,455)         45,103         155,099
                                        ------------    ------------    ------------    ------------    ------------

Net increase in net assets resulting
   from operations                         2,009,556         213,890          24,845         577,204       2,825,495

FROM POLICY RELATED TRANSACTIONS:

   Transfers in for net premiums             750,758         525,344          26,137         771,955       2,074,194

   Transfers between sub-accounts              7,794          (9,177)          1,629            (246)           --

   Transfers for withdrawal/surrender       (629,285)       (289,528)         (7,385)       (389,029)     (1,315,227)

TRANSFER OF INVESTMENT AND OPERATING
   RESULTS TO RELIASTAR BANKERS             (397,332)       (247,087)        (28,931)       (362,831)     (1,036,181)
                                        ------------    ------------    ------------    ------------    ------------

         Net increase in net assets        1,741,491         193,442          16,295         597,053       2,548,281

NET ASSETS, BEGINNING OF YEAR              9,937,227       5,081,267         158,765       3,933,006      19,110,265
                                        ------------    ------------    ------------    ------------    ------------

NET ASSETS, END OF YEAR                 $ 11,678,718    $  5,274,709    $    175,060    $  4,530,059    $ 21,658,546
                                        ============    ============    ============    ============    ============


See accompanying notes to financial statements.

          RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                        SUB-ACCOUNTS
                                                                        ------------
                                            COMMON         MONEY                           ASSET           TOTAL
                                            STOCK          MARKET           BOND         ALLOCATION     SUB-ACCOUNTS
                                        ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Income:
   Reinvested dividends                 $    766,217    $    265,384    $     88,556    $    374,017    $  1,494,174
Expenses:
   Mortality and expense risk charges         43,747          24,562           6,089          23,138          97,536
                                        ------------    ------------    ------------    ------------    ------------

Net investment income                        722,470         240,822          82,467         350,879       1,396,638

NET UNREALIZED GAINS ON INVESTMENTS        1,606,225            --           113,035         649,668       2,368,928
NET REALIZED GAINS ON INVESTMENTS             21,777            --              --             5,314          27,091
                                        ------------    ------------    ------------    ------------    ------------

Net increase in net assets resulting
   from operations                         2,350,472         240,822         195,502       1,005,861       3,792,657

FROM POLICY RELATED TRANSACTIONS:

   Transfers in for net premiums             806,287         520,818          27,169         859,175       2,213,449

   Transfers between sub-accounts             16,931          (2,784)           --           (14,147)           --

   Transfers for withdrawal/surrender       (569,134)       (411,810)        (15,701)       (364,839)     (1,361,484)

TRANSFER OF INVESTMENT AND OPERATING
   RESULTS TO RELIASTAR BANKERS             (435,407)       (246,086)       (179,318)       (509,281)     (1,370,092)
                                        ------------    ------------    ------------    ------------    ------------

         Net increase in net assets        2,169,149         100,960          27,652         976,769       3,274,530

NET ASSETS, BEGINNING OF YEAR              7,768,078       4,980,307         131,113       2,956,237      15,835,735
                                        ------------    ------------    ------------    ------------    ------------

NET ASSETS, END OF YEAR                 $  9,937,227    $  5,081,267    $    158,765    $  3,933,006    $ 19,110,265
                                        ============    ============    ============    ============    ============


See accompanying notes to financial statements.

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                        SUB-ACCOUNTS
                                                                        ------------
                                             COMMON         MONEY                           ASSET           TOTAL
                                             STOCK          MARKET           BOND         ALLOCATION     SUB-ACCOUNTS
                                         ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Income:
   Reinvested dividends                  $    751,944    $    167,844    $     79,455    $    326,897    $  1,326,140
Expenses:
   Mortality and expense risk charges          38,943          23,541           5,721          19,168          87,373
                                         ------------    ------------    ------------    ------------    ------------

Net investment income                         713,001         144,303          73,734         307,729       1,238,767

NET UNREALIZED LOSSES ON
   INVESTMENTS                               (645,732)           --          (123,218)       (399,781)     (1,168,731)
NET REALIZED GAINS (LOSSES) ON
   INVESTMENTS                                 14,527            --            (2,933)           --            11,594
                                         ------------    ------------    ------------    ------------    ------------

Net increase (decrease) in net assets
   resulting from operations                   81,796         144,303         (52,417)        (92,052)         81,630

FROM POLICY RELATED TRANSACTIONS:

   Transfers in for net premiums              862,124         683,395          28,067         919,831       2,493,417

   Transfers between sub-accounts              21,000         (39,241)            131          18,110            --

   Transfers for withdrawal/surrender        (633,567)       (301,779)         (8,746)       (270,052)     (1,214,144)

TRANSFER OF INVESTMENT AND OPERATING
   RESULTS FROM (TO) RELIASTAR BANKERS       (261,278)       (273,280)         35,467        (264,132)       (763,223)
                                         ------------    ------------    ------------    ------------    ------------

         Net increase in net assets            70,075         213,398           2,502         311,705         597,680

NET ASSETS, BEGINNING OF YEAR               7,698,003       4,766,909         128,611       2,644,532      15,238,055
                                         ------------    ------------    ------------    ------------    ------------

NET ASSETS, END OF YEAR                  $  7,768,078    $  4,980,307    $    131,113    $  2,956,237    $ 15,835,735
                                         ============    ============    ============    ============    ============


See accompanying notes to financial statements.

RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I - NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1996

(1) ORGANIZATION - ReliaStar Bankers Security Variable Life Separate Account I ("Separate Account I") was established by ReliaStar Bankers Security Life Insurance Company ("ReliaStar Bankers"), previously Bankers Security Life Insurance Society, in 1986 under New York insurance laws. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by ReliaStar Bankers. The assets of Separate Account I and its sub-accounts are the property of ReliaStar Bankers. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business ReliaStar Bankers may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in ReliaStar Bankers' general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

In January 1995, ReliaStar Bankers became an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), a financial services company based in Minneapolis, Minnesota. Prior to that time ReliaStar Bankers was an indirect wholly-owned subsidiary of USLICO Corporation. USLICO Series Fund ("Series Fund") is an open-end diversified management investment company whose shares are sold only to ReliaStar Bankers and other affiliates separate accounts.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) VALUATION OF INVESTMENTS - Investments in shares of the Series Fund are valued at the reported net asset value of the respective portfolios. The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 1996, were:

                                        Cost of Shares          Proceeds from
           Sub-account                     Acquired              Shares Sold
           -----------------          ------------------      -----------------
           Common Stock                  $ 1,730,933            $    496,949
           Money Market                      239,222                 119,626
           Bond                               79,033                 170,973
           Asset Allocation                  616,657                 388,530
                                             -------                 -------
           Total                         $ 2,665,845             $ 1,176,078

     (b) SECURITY TRANSACTIONS - Purchases and sales are recorded on the trade date.

     (c) FEDERAL INCOME TAXES - ReliaStar Bankers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the sub-accounts are not separate entities from ReliaStar Bankers, and their operations form a part of ReliaStar Bankers, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to ReliaStar Bankers.

     (d) CHARGES DEDUCTED FROM PREMIUMS - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.

     (e) AMOUNTS PAYABLE TO RELIASTAR BANKERS - The amounts payable to ReliaStar Bankers in each sub-account arises from the amount allocated from ReliaStar Bankers to facilitate commencement of operations.

     (f) DIVIDENDS - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.

     (g) TRANSFER OF INVESTMENT AND OPERATING RESULTS FROM (TO) RELIASTAR BANKERS - The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to ReliaStar Bankers. When investment and operating results are insufficient to meet reserve requirements, ReliaStar Bankers transfers to the sub-accounts amounts sufficient to fund the deficiency. Also included in this transfer are cost of insurance charges totaling $789,100, $805,900 and $862,400 for all sub-accounts for the years ended December 31, 1996, 1995 and 1994 respectively.

(3) ADMINISTRATION AND RELATED PARTY TRANSACTIONS - A daily charge is made by ReliaStar Bankers against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by ReliaStar Bankers.

ReliaStar Financial Marketing Corporation, a direct wholly-owned ReliaStar subsidiary, acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I's policies. Washington Square Advisers, Inc. previously known as Washington Square Capital, Inc., also a direct wholly-owned ReliaStar subsidiary, serves as investment adviser to the Series Fund with respect to short-term and fixed maturity securities. Newbold's Asset Management, Inc. serves as investment sub-adviser to the Series Fund with respect to equity securities.

Certain officers and directors of ReliaStar and ReliaStar Bankers are also officers and directors of ReliaStar Financial Marketing corporation, The Series Fund and Washington Square Advisers, Inc.

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Policyowners
ReliaStar Bankers Security Variable Life Separate Account I:

We have audited the accompanying statement of operations and changes in net assets of ReliaStar Bankers Security Variable Life Separate Account I (formerly Bankers Security Variable Life Separate Account) (Separate Account I) for the year ended December 31, 1994. This financial statement is the responsibility of the Separate Account I's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the results of operation and changes in net assets of the ReliaStar Bankers Security Variable Life Separate Account I for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


/s/ KPMG Peat Marwick LLP


Washington, D.C.
February 2, 1995

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                   (UNAUDITED)

                                                                  SUB-ACCOUNTS
                                                                  ------------
                                          COMMON        MONEY                        ASSET         TOTAL
                                          STOCK         MARKET        BOND        ALLOCATION    SUB-ACCOUNTS
                                       -----------   -----------   -----------    -----------   -----------
ASSETS:
Investments in USLICO Series Fund      $11,092,753   $ 4,810,388   $ 1,158,406    $ 5,279,288   $22,340,835
    Portfolios (see below)

Policy loans                             1,027,737       660,771         5,685        389,155     2,083,348

                                       -----------   -----------   -----------    -----------   -----------
         TOTAL ASSETS                   12,120,490     5,471,159     1,164,091      5,668,443    24,424,183
                                       -----------   -----------   -----------    -----------   -----------

LIABILITIES
Net accrued (due) for policy related
    transactions due to ReliaStar
    Bankers                                165,407        39,200       (14,139)       107,304       297,772

Amounts payable to ReliaStar Bankers       375,000       125,000     1,000,000      1,000,000     2,500,000

                                       -----------   -----------   -----------    -----------   -----------
         TOTAL LIABILITIES                 540,407       164,200       985,861      1,107,304     2,797,772
                                       -----------   -----------   -----------    -----------   -----------

NET ASSETS- FOR VARIABLE LIFE
  INSURANCE POLICIES                   $11,580,083   $ 5,306,959   $   178,230    $ 4,561,139   $21,626,411
                                       ===========   ===========   ===========    ===========   ===========

Investments basis data:
  Shares Owned                             830,001     4,810,388       118,445        448,392
  Cost                                 $ 9,298,817   $ 4,810,388   $ 1,192,688    $ 4,895,973


See accompanying notes to financial statements.

           RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)

                                                                            SUB-ACCOUNTS
                                                                            ------------
                                                COMMON          MONEY                           ASSET           TOTAL
                                                STOCK           MARKET           BOND         ALLOCATION     SUB-ACCOUNTS
                                             ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Income:
    Reinvested dividends                     $     29,788    $     57,581    $     11,999    $     32,797    $    132,165
Expenses:
  Mortality and expense risk charges               14,274           6,214           1,461           6,728          28,677
                                             ------------    ------------    ------------    ------------    ------------
Net investment income                              15,514          51,367          10,538          26,069         103,488

NET UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS                                      20,027            --           (28,964)        (48,752)        (57,689)
NET REALIZED GAINS (LOSSES)ON
  INVESTMENTS                                      84,115            --              (533)         14,289          97,871
                                             ------------    ------------    ------------    ------------    ------------

Net increase (decrease) in net assets             119,656          51,367         (18,959)         (8,394)        143,670
  resulting from operations

FROM POLICY RELATED TRANSACTIONS:

  Transfers in for net premiums                   174,071         147,237           9,614         202,522         533,444

  Transfers between  sub-accounts                   3,808          (3,674)           --              (134)           --

  Transfers for withdrawal/surrender             (303,761)       (116,934)         (1,662)        (95,797)       (518,154)

  TRANSFER OF INVESTMENT AND OPERATING
  RESULTS FROM (TO) RELIASTAR BANKERS             (92,409)        (45,746)         14,177         (67,117)       (191,095)
                                             ------------    ------------    ------------    ------------    ------------

     Net increase (decrease) in net assets        (98,635)         32,250           3,170          31,080         (32,135)

NET ASSETS, BEGINNING OF PERIOD                11,678,718       5,274,709         175,060       4,530,059      21,658,546
                                             ------------    ------------    ------------    ------------    ------------

NET ASSETS, END OF PERIOD                    $ 11,580,083    $  5,306,959    $    178,230    $  4,561,139    $ 21,626,411
                                             ============    ============    ============    ============    ============


See accompanying notes to financial statements.

RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I - NOTES TO FINANCIAL STATEMENTS - MARCH 31, 1997

(1) ORGANIZATION - ReliaStar Bankers Security Variable Life Separate Account I ("Separate Account I") was established by ReliaStar Bankers Security Life Insurance Company ("ReliaStar Bankers"), previously Bankers Security Life Insurance Society, in 1986 under New York insurance laws. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by ReliaStar Bankers. The assets of Separate Account I and its sub-accounts are the property of ReliaStar Bankers. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business ReliaStar Bankers may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in ReliaStar Bankers' general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

In January 1995, ReliaStar Bankers became an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), a financial services company based in Minneapolis, Minnesota. Prior to that time ReliaStar Bankers was an indirect wholly-owned subsidiary of USLICO Corporation. USLICO Series Fund ("Series Fund") is an open-end diversified management investment company whose shares are sold only to ReliaStar Bankers and other affiliates separate accounts.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) VALUATION OF INVESTMENTS - Investments in shares of the Series Fund are valued at the reported net asset value of the respective portfolios. The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the three months ended March 31, 1997, were:

                                       Cost of Shares         Proceeds from
         Sub-account                      Acquired             Shares Sold
         -----------                 ------------------      ----------------
         Common Stock                     $  29,788            $   467,597
         Money Market                        57,581                330,304
         Bond                                11,999                 23,571
         Asset Allocation                    32,797                166,286
                                          ---------               --------
         Total                            $ 132,165            $   987,758

     (b) SECURITY TRANSACTIONS - Purchases and sales are recorded on the trade date.
     (c) FEDERAL INCOME TAXES - ReliaStar Bankers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the sub-accounts are not separate entities from ReliaStar Bankers, and their operations form a part of ReliaStar Bankers, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to ReliaStar Bankers.
     (d) CHARGES DEDUCTED FROM PREMIUMS - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.
     (e) AMOUNTS PAYABLE TO RELIASTAR BANKERS - The amounts payable to ReliaStar Bankers in each sub-account arises from the amount allocated from ReliaStar Bankers to facilitate commencement of operations.
     (f) DIVIDENDS - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.
     (g) TRANSFER OF INVESTMENT AND OPERATING RESULTS FROM(TO) RELIASTAR BANKERS
- The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to ReliaStar Bankers. When investment and operating results are insufficient to meet reserve requirements, ReliaStar Bankers transfers to the sub-accounts amounts sufficient to fund the deficiency. Also included in this transfer are cost of insurance charges totaling $218,700, $207,300 and $214,600 for all sub-accounts for the three months ended March 31, 1997, 1996 and 1995, respectively.

(3) ADMINISTRATION AND RELATED PARTY TRANSACTIONS - A daily charge is made by ReliaStar Bankers against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by ReliaStar Bankers.


Washington Square Securities, Inc., a direct wholly-owned ReliaStar subsidiary, acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I's policies. Washington Square Advisers, Inc., previously known as Washington Square Capital, Inc., also a direct wholly-owned ReliaStar subsidiary, serves as investment adviser to the Series Fund with respect to short-term and fixed maturity securities. Newbold's Asset Management, Inc. serves as investment sub-adviser to the Series Fund with respect to equity securities.

Certain officers and directors of ReliaStar and ReliaStar Bankers are also officers and directors of Washington Square Securities, Inc., the Series Fund and Washington Square Advisers, Inc.

INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholder
ReliaStar Bankers Security Life Insurance Company
(A Wholly Owned Subsidiary of ReliaStar United Services Life Insurance Company) Woodbury, New York


    We have audited the accompanying balance sheets of ReliaStar Bankers Security Life Insurance Company as of December 31, 1996 and 1995, and the related statements of income, shareholder's equity and cash flows for each of the two years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Bankers Security Life Insurance Company as of December 31, 1996 and 1995 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

    As discussed in Note 2 to the financial statements, on January 17, 1995 the Company was acquired by ReliaStar Financial Corp. (ReliaStar) and consequently the financial statements reflect a new basis of accounting. In addition, in December 1995 The North Atlantic Life Insurance Company of America, a subsidiary of ReliaStar was merged into the Company. The merger was accounted for in a manner similar to a pooling of interests.




Deloitte & Touche LLP


Minneapolis, Minnesota
March 31, 1997

BALANCE SHEETS
RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF RELIASTAR UNITED SERVICES LIFE INSURANCE COMPANY)


                                                                                            December 31
                                                                                  ------------------------------
(IN MILLIONS)                                                                         1996                  1995
----------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS
Fixed Maturity Securities (Amortized Cost: 1996, $1,297.5; 1995, $1,308.6)        $1,356.7              $1,413.4
Equity Securities (Cost: 1996, $6.5; 1995, $5.8)                                       7.3                   6.6
Mortgage Loans on Real Estate                                                        276.3                 233.9
Real Estate                                                                            1.6                   7.2
Policy Loans                                                                          73.4                  68.5
Other Invested Assets                                                                  5.6                   4.9
Short-Term Investments                                                                 8.7                  14.7
----------------------------------------------------------------------------------------------------------------
       Total Investments                                                           1,729.6               1,749.2
----------------------------------------------------------------------------------------------------------------
Cash                                                                                  (4.7)                 13.6
Accounts and Notes Receivable                                                          6.1                  13.4
Reinsurance Receivable                                                                26.1                  32.1
Deferred Policy Acquisition Costs                                                    131.8                 113.5
Present Value of Future Profits                                                       53.3                  39.7
Property and Equipment, Net                                                            7.9                   7.8
Accrued Investment Income                                                             25.1                  25.7
Goodwill                                                                              16.9                  17.3
Other Assets                                                                           1.5                   8.4
Assets Held in Separate Accounts                                                     403.3                 272.9
----------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS                                                               $2,396.9              $2,293.6
================================================================================================================

LIABILITIES
Future Policy and Contract Benefits                                               $1,575.0              $1,607.3
Pending Policy Claims                                                                 22.5                  24.0
Other Policyholder Funds                                                               8.7                   5.7
Income Taxes                                                                          28.6                  30.4
Other Liabilities                                                                     23.5                  29.4
Liabilities Related to Separate Accounts                                             400.8                 269.8
----------------------------------------------------------------------------------------------------------------
       Total Liabilities                                                           2,059.1               1,966.6
----------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common Stock (1.4 Million Shares Issued and Outstanding)                               2.8                   2.8
Additional Paid-In Capital                                                           165.4                 165.4
Net Unrealized Investment Gains                                                       28.0                  41.8
Retained Earnings                                                                    141.6                 117.0
----------------------------------------------------------------------------------------------------------------
Total Shareholder's Equity                                                           337.8                 327.0
----------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                 $2,396.9              $2,293.6
================================================================================================================


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF INCOME
RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF RELIASTAR UNITED SERVICES LIFE INSURANCE COMPANY)


                                                                                       Year Ended December 31
                                                                                   -----------------------------
(IN MILLIONS)                                                                         1996                  1995
----------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                           $  47.1               $  53.4
Net Investment Income                                                                137.0                 134.0
Realized Investment Gains                                                              3.5                    .4
Policy and Contract Charges                                                           65.7                  59.4
Other Income                                                                           2.0                   1.7
----------------------------------------------------------------------------------------------------------------
     Total                                                                           255.3                 248.9
----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits to Policyholders                                                            154.1                 163.2
Sales and Operating Expenses                                                          44.8                  30.9
Amortization of Deferred Policy Acquisition Costs
     and Present Value of Future Profits                                              18.0                  18.4
Dividends and Experience Refunds to Policyholders                                        -                    .4
----------------------------------------------------------------------------------------------------------------
     Total                                                                           216.9                 212.9
----------------------------------------------------------------------------------------------------------------
Income before Income Taxes                                                            38.4                  36.0
Income Tax Expense                                                                    13.8                  13.4
----------------------------------------------------------------------------------------------------------------
     NET INCOME                                                                    $  24.6               $  22.6
================================================================================================================


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF SHAREHOLDER'S EQUITY
RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF RELIASTAR UNITED SERVICES LIFE INSURANCE COMPANY)


                                                                                      Year Ended December 31
                                                                                     -----------------------
(IN MILLIONS)                                                                           1996            1995
------------------------------------------------------------------------------------------------------------
COMMON STOCK
Beginning and End of Year                                                            $   2.8        $    2.8
------------------------------------------------------------------------------------------------------------

ADDITIONAL PAID-IN CAPITAL
Beginning of Year                                                                      165.4            47.4
Purchase Accounting Adjustment                                                             -            78.8
Merger with Affiliate                                                                      -            39.2
------------------------------------------------------------------------------------------------------------
    End of Year                                                                        165.4           165.4
------------------------------------------------------------------------------------------------------------

NET UNREALIZED INVESTMENT GAINS (LOSSES)
Beginning of Year                                                                       41.8           (13.1)
Purchase Accounting Adjustment                                                             -            13.1
Merger with Affiliate                                                                      -            (9.9)
Change for the Year                                                                    (13.8)           51.7
------------------------------------------------------------------------------------------------------------
    End of Year                                                                         28.0            41.8
------------------------------------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
Beginning of Year                                                                          -            (1.9)
Purchase Accounting Adjustment                                                             -             1.9
------------------------------------------------------------------------------------------------------------
End of Year                                                                                -               -
------------------------------------------------------------------------------------------------------------

RETAINED EARNINGS
Beginning of Year                                                                      117.0           113.4
Purchase Accounting Adjustment                                                             -          (113.4)
Merger With Affiliate                                                                      -            94.4
Net Income                                                                              24.6            22.6
------------------------------------------------------------------------------------------------------------
    End of Year                                                                        141.6           117.0
------------------------------------------------------------------------------------------------------------

    TOTAL SHAREHOLDER'S EQUITY                                                       $ 337.8        $  327.0
============================================================================================================


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CASH FLOWS
RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF RELIASTAR UNITED SERVICES LIFE INSURANCE COMPANY)


                                                                                       Year Ended December 31
                                                                                   -----------------------------
(IN MILLIONS)                                                                         1996                  1995
----------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net Income                                                                         $  24.6               $  22.6
Adjustments to Reconcile Net Income to Net
   Cash Provided by Operating Activities
       Interest Credited to Insurance Contracts                                       75.1                  77.2
       Future Policy Benefits                                                        (59.6)                (39.2)
       Capitalization of Policy Acquisition Costs                                    (26.5)                (26.1)
       Amortization of Deferred Policy Acquisition Costs
          and Present Value of Future Profits                                         18.0                  18.4
       Deferred Income Taxes                                                           6.2                   3.9
       Net Change in Receivables and Payables                                          9.0                 (12.0)
       Other Assets                                                                    7.9                   (.1)
       Realized Investment Gains, Net                                                 (3.5)                  (.4)
       Other                                                                           (.2)                  (.1)
----------------------------------------------------------------------------------------------------------------
   Net Cash Provided by Operating Activities                                          51.0                  44.2
----------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Proceeds from Sales of Fixed Maturity Securities                                      24.6                  15.7
Proceeds from Maturities or Repayment of Fixed Maturity Securities
   Available-for-Sale                                                                134.6                  67.7
   Held-to-Maturity                                                                      -                  41.9
Cost of Fixed Maturity Securities Acquired
   Available-for-Sale                                                               (146.5)               (107.5)
   Held-to-Maturity                                                                      -                 (41.8)
Sale (Purchases) of Equity Securities, Net                                             (.7)                  2.3
Proceeds of Mortgage Loans Sold, Matured or Repaid                                    40.9                  36.0
Cost of Mortgage Loans Acquired                                                      (83.4)                (57.3)
Sales of Real Estate, Net                                                              6.8                    .1
Policy Loans Issued, Net                                                              (4.9)                 (8.6)
Sales of Other Invested Assets, Net                                                     .8                  16.3
Sales (Purchases) of Short-Term Investments, Net                                       6.0                 (11.0)
Cash Acquired with Merger of Affiliate                                                   -                    .6
----------------------------------------------------------------------------------------------------------------
   Net Cash Used by Investing Activities                                             (21.8)                (45.6)
----------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
Deposits to Insurance Contracts                                                      134.9                 154.3
Maturities and Withdrawals from Insurance Contracts                                 (182.4)               (141.9)
----------------------------------------------------------------------------------------------------------------
Net Cash Provided (Used) by Financing Activities                                     (47.5)                 12.4
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash                                                          (18.3)                 11.0
Cash at Beginning of Year                                                             13.6                   2.6
----------------------------------------------------------------------------------------------------------------
Cash at End of Year                                                                $  (4.7)              $  13.6
================================================================================================================


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF RELIASTAR UNITED SERVICES LIFE INSURANCE COMPANY)

NOTE 1.  CHANGES IN ACCOUNTING PRINCIPLES

ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

Effective January 1, 1996, ReliaStar Bankers Security Life Insurance Company (Bankers Security or the Company) adopted Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. This Statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Measurement of an impairment loss for long-lived assets and identifiable intangibles that an entity expects to hold and use should be based on the fair value of the asset. Long-lived assets and certain identifiable intangibles to be disposed of must be reported at the lower of carrying amount or fair value less cost to sell. The adoption of this standard did not have a significant effect on the financial results of the Company.

ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN

Effective January 1, 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan" and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures." SFAS No. 114 and SFAS No. 118 require a company to measure impairment based upon the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. If foreclosure is probable, the measurement of impairment must be based upon the fair value of the collateral. The adoption of these standards did not have a significant effect on the financial results of the Company.

NOTE 2.  NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
The Company is principally engaged in the business of providing life insurance, annuities and related financial service products. The Company operates primarily in the United States and is authorized to conduct business in all 50 states.

BASIS OF PRESENTATION
The Company is a wholly-owned subsidiary of ReliaStar United Services Life Insurance Company (United Services) which is a wholly-owned subsidiary of ReliaStar Life Insurance Company (ReliaStar Life) whose ultimate parent is ReliaStar Financial Corp. (ReliaStar). Bankers Security, United Services and ReliaStar Life were formerly known as Bankers Security Life Insurance Society, United Services Life Insurance Company and Northwestern National Life Insurance Company, respectively. Prior to January 17, 1995 the Company's ultimate parent was USLICO Corporation (USLICO).

On January 17, 1995, ReliaStar acquired USLICO and contributed all of the capital stock of United Services and Bankers Security to ReliaStar Life. The North Atlantic Life Insurance Company of America (NALIC), an affiliate of the Company and a wholly-owned subsidiary of ReliaStar Life was merged into the Company pursuant to a statutory merger (the Merger) which became effective as of December 28, 1995. The financial statements for the year ended December 31, 1995 reflect the effects of the merger of NALIC into the Company, which was accounted for in a manner similar to a pooling of interests, as of January 1, 1995.

The financial statements also reflect a new basis of accounting for the accounts of the Company (excluding NALIC). Under the new basis of accounting the assets and liabilities of the Company (excluding NALIC) were valued at their estimated fair value as of the date USLICO was acquired. The excess of the purchase price allocated to the Company (excluding NALIC) over the fair value of the net assets acquired is reflected as goodwill on the balance sheets. This is known as the purchase method of accounting under Accounting Principles Board Opinion No. 16 pushed down to the subsidiary's financial statements (push-down accounting).

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Fixed maturity securities (bonds and redeemable preferred stocks) are classified as available-for-sale and are valued at fair value.

Equity securities (common stocks and nonredeemable preferred stocks) are valued at fair value.

Mortgage loans on real estate are carried at amortized cost less an impairment allowance for estimated uncollectible amounts.

Investment real estate owned directly by the Company is carried at cost less accumulated depreciation and allowances for estimated losses. Real estate acquired through foreclosure is carried at the lower of fair value less estimated costs to sell or cost.

Short-term investments are carried at amortized cost.

Unrealized investment gains and losses of equity securities and fixed maturity securities classified as available-for-sale, net of related deferred policy acquisition costs (DAC), present value of future profits (PVFP) and tax effects, are accounted for as a direct increase or decrease in shareholder's equity.

Realized investment gains and losses enter into the determination of net income. Realized investment gains and losses on sales of securities are determined on the specific identification method. Write-offs of investments that decline in value below cost on other than a temporary basis and the change in the allowance for mortgage loans and wholly owned real estate are included with realized investment gains and losses in the Statements of Income.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets (including marketable bonds, private placements, mortgage loans and real estate investments) to identify investments where the Company has credit concerns. Investments with credit concerns include those the Company has identified as problem investments, which are issues delinquent in a required payment of principal or interest, issues in bankruptcy or foreclosure, and restructured or foreclosed assets. The Company also identifies investments as potential problem investments, which are investments where the Company has serious doubts as to the ability of the borrowers to comply with the present loan repayment terms.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost, net of accumulated depreciation of $1.9 million and $1.1 million at December 31, 1996 and 1995, respectively. The Company provides for depreciation of property and equipment using straight-line and accelerated methods over the estimated useful lives of the assets. Buildings are generally depreciated over 35 to 50 years. Depreciation expense for 1996 and 1995 amounted to $.3 million and $.4 million, respectively.

SEPARATE ACCOUNTS

The Company operates separate accounts. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are carried at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS

RECOGNITION OF TRADITIONAL LIFE, GROUP AND ANNUITY PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS - Traditional life insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies and certain annuities with life contingencies (immediate annuities). Life insurance premiums and immediate annuity premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and unearned premiums and the amortization of DAC and PVFP.

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO POLICYHOLDERS - Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading and the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYHOLDERS - Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment contracts consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting and certain variable agency expenses.

Costs deferred related to traditional life insurance are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Costs deferred related to universal life-type policies and investment contracts are amortized over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment, surrender and expense margins.

PRESENT VALUE OF FUTURE PROFITS

The present value of future profits reflects the estimated fair value of the insurance business in-force at the date the Company was acquired by ReliaStar, and represents the portion of the cost to acquire the Company that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts. The weighted average discount rate used to determine such value was approximately 15%.

An analysis of the PVFP asset account is presented below:

                                                         Year Ended December 31
                                                         ----------------------
(IN MILLIONS)                                            1996              1995
-------------------------------------------------------------------------------
Balance, Beginning of Year                               $39.7               -
Acquisition                                                  -           $75.6
Imputed Interest                                           3.8             4.4
Amortization                                              (8.4)           (8.5)
Impact of Net Unrealized Investment Gains and Losses      18.2           (31.8)
-------------------------------------------------------------------------------
BALANCE, END OF YEAR                                     $53.3           $39.7
-------------------------------------------------------------------------------

Based on current conditions and assumptions as to future events on acquired policies in-force, the Company expects that the net amortization of the initial PVFP balance will be between 5% and 6% in each of the years 1997 through 2001. The interest rates used to determine the amount of imputed interest on the unamortized PVFP balance ranged from 5% to 8%.

GOODWILL

Goodwill is the excess of the amount paid to acquire the Company over the fair value of the net assets acquired. Goodwill is amortized on straight-line basis over 40 years. The carrying value of goodwill is monitored for impairment of value based on the Company's estimated future earnings. The carrying value of goodwill is reduced and a charge to income is recorded when an impairment in value is identified. No such goodwill impairment charges have been recorded.

FUTURE POLICY AND CONTRACT BENEFITS

Liabilities for future policy benefits for traditional life contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and dividends. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued or, for purchased contracts, at the date of acquisition.

Liabilities for future policy and contract benefits on universal life-type and investment contracts are based on the policy account balance.

The liabilities for future policy and contract benefits for group disabled life reserves and long-term disability reserves are based upon interest rate assumptions and morbidity and termination rates from published tables, modified for Company experience.

INCOME TAXES

The Company files a consolidated Federal income tax return with United Services. The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in the assets and liabilities determined on a tax return and financial statement basis.

INTEREST RATE SWAP AGREEMENTS

Interest rate swap agreements are used as hedges for asset/liability management of adjustable rate and short-term invested assets. The Company does not enter into any interest rate swap agreements for trading purposes. The interest rate swap transactions involve the exchange of fixed and floating rate interest payments without the exchange of underlying principal amounts and do not contain other optional provisions. The difference between amounts paid and amounts received on interest rate swaps is reflected in net investment income.

NOTE 3.  INVESTMENTS

Investment income summarized by type of investment was as follows:

                                                        Year Ended December 31
                                                      -------------------------
(IN MILLIONS)                                           1996               1995
-------------------------------------------------------------------------------
Fixed Maturity Securities                             $108.7             $109.5
Equity Securities                                         .4                 .6
Mortgage Loans on Real Estate                           23.3               20.1
Real Estate                                               .9                1.4
Policy Loans                                             5.0                4.4
Other Invested Assets                                     .5                2.8
Short-Term Investments                                   1.9                1.1
-------------------------------------------------------------------------------
  Gross Investment Income                              140.7              139.9
Investment Expenses                                     (3.7)              (5.9)
-------------------------------------------------------------------------------
  NET INVESTMENT INCOME                               $137.0             $134.0
===============================================================================

Net pretax realized investment gains (losses) were as follows:

                                                         Year Ended December 31
                                                        -----------------------
(IN MILLIONS)                                           1996               1995
-------------------------------------------------------------------------------
Net Gains (Losses) on Sales of Investments
   Fixed Maturity Securities                            $1.2              $  .2
   Equity Securities                                      -                 1.6
   Foreclosed Real Estate                                 .7                  -
   Other                                                 1.6                 .4
-------------------------------------------------------------------------------
                                                         3.5                2.2
-------------------------------------------------------------------------------
Provisions for Losses:
   Fixed Maturity Securities                              -                 (.2)
   Equity Securities                                      -                 (.2)
   Mortgage Loans                                         -                (1.0)
   Foreclosed Real Estate                                 -                 (.4)
-------------------------------------------------------------------------------
                                                          -                (1.8)
-------------------------------------------------------------------------------
    PRETAX REALIZED INVESTMENT GAINS                    $3.5              $  .4
===============================================================================

Gross realized investment gains of $1.5 million and $.7 million and gross realized investment losses of $.3 million and $.5 million were recognized on sales of fixed maturity securities during the years ended December 31, 1996 and 1995, respectively. All 1996 and 1995 fixed maturity security sales were from the available-for-sale portfolio.

The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:


                                                                              December 31, 1996
                                                         ----------------------------------------------------------
                                                                               Gross Unrealized
                                                          Amortized          ---------------------             Fair
(IN MILLIONS)                                                  Cost           Gains       (Losses)            Value
-------------------------------------------------------------------------------------------------------------------
United States Government and Government
   Agencies and Authorities                                $   38.2          $  1.7             -          $   39.9
 States, Municipalities and Political Subdivisions              9.9              .4         $ (.1)             10.2
 Foreign Governments                                           13.4              .8             -              14.2
 Public Utilities                                             122.9             8.6           (.3)            131.2
 Corporate Securities                                         863.8            41.3          (3.4)            901.7
 Mortgage-Backed/Structured Finance Securities                249.1            10.7           (.5)            259.3
 Redeemable Preferred Stock                                      .2              -              -                .2
-------------------------------------------------------------------------------------------------------------------
     TOTAL                                                 $1,297.5          $ 63.5         $(4.3)         $1,356.7
===================================================================================================================

                                                                              December 31, 1995
                                                         ----------------------------------------------------------
                                                                               Gross Unrealized
                                                          Amortized          ---------------------             Fair
(IN MILLIONS)                                                  Cost           Gains       (Losses)            Value
-------------------------------------------------------------------------------------------------------------------
United States Government and Government
    Agencies and Authorities                               $   42.5          $  3.4              -         $   45.9
States, Municipalities and Political Subdivisions               9.8              .4              -             10.2
Foreign Governments                                            13.4             1.4              -             14.8
Public Utilities                                              129.8            15.0         $  (.1)           144.7
Corporate Securities                                          838.8            70.4           (2.3)           906.9
Mortgage-Backed/Structured Finance Securities                 274.1            16.8            (.2)           290.7
Redeemable Preferred Stock                                       .2               -              -               .2
-------------------------------------------------------------------------------------------------------------------
     TOTAL                                                 $1,308.6          $107.4         $ (2.6)        $1,413.4
===================================================================================================================


The amortized cost and fair value of fixed maturity securities by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                               December 31, 1996             December 31, 1995
                                                          --------------------------    --------------------------
                                                            Amortized           Fair      Amortized           Fair
(IN MILLIONS)                                                    Cost          Value           Cost          Value
------------------------------------------------------------------------------------------------------------------
Due in One Year or Less                                     $   31.8         $   32.1      $   18.7       $   18.9
Due After One Year Through Five Years                          482.4            499.4         412.9          438.3
Due After Five Years Through Ten Years                         394.9            416.8         447.3          488.6
Due After Ten Years                                            132.7            142.0         155.6          176.9
Mortgage-Backed/Structured Finance Securities                  255.7            266.4         274.1          290.7
------------------------------------------------------------------------------------------------------------------
   TOTAL                                                    $1,297.5         $1,356.7      $1,308.6       $1,413.4
==================================================================================================================


The fair values for the marketable bonds are determined based upon the quoted market prices for bonds actively traded. The fair values for marketable bonds without an active market are obtained through several commercial pricing services which provide the estimated fair values. Fair values of privately placed bonds which are not considered problems are determined utilizing a commercially available pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Utilizing this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond. Fair values for privately placed bonds which are considered problems are determined through consideration of factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in the relevant market.

At December 31, 1996, the largest industry concentration of the private placement portfolio was consumer non-cyclical, where 23.6% of the portfolio was invested, and the largest industry concentration of the marketable bond portfolio was mortgage-backed/structured finance, where 23.4% of the portfolio was invested. At December 31, 1996, the largest geographic concentration of commercial mortgage loans was in the midwest region of the United States, where approximately 31.4% of the commercial mortgage loan portfolio was invested.

At December 31, 1996 and 1995, gross unrealized appreciation of equity securities was $.9 million and $1.0, respectively, and gross unrealized depreciation was $.1 million and $.2 million, respectively.

Invested assets which were nonincome producing (no income received for the 12 months preceding the balance sheet date) were as follows:

                                                                  December 31
                                                             -------------------
(IN MILLIONS)                                                 1996          1995
--------------------------------------------------------------------------------
Fixed Maturity Securities                                     $ .1             -
Mortgage Loans on Real Estate                                   .3             -
Real Estate                                                    2.1             -
--------------------------------------------------------------------------------
  Total                                                       $2.5             -
================================================================================

Allowances for losses on investments are reflected on the Balance Sheets as a reduction of the related assets and were as follows:

                                                               December 31
                                                        ------------------------
(IN MILLIONS)                                           1996                1995
--------------------------------------------------------------------------------
Mortgage Loans                                          $1.0                $1.4
Foreclosed Real Estate                                    .8                   -
--------------------------------------------------------------------------------

At December 31, 1996, and 1995, the total investment in impaired mortgage loans (before allowances for credit losses), the related allowance for credit losses and the average investment related to impaired mortgage loans and the interest income recognized on impaired mortgage loans during 1996 and 1995 were as follows:

 (IN MILLIONS)                                           1996               1995
--------------------------------------------------------------------------------
Impaired Mortgage Loans
     Total Investment                                    $2.7               $2.7
     Allowance for Credit Losses                          1.1                1.4
     Average Investment                                   1.3                1.4
     Interest Income Recognized                            .3                 .3
--------------------------------------------------------------------------------

No increases to the allowance for credit losses account were recorded during 1996 and 1995, and the amount of decreases to the allowance account were $.3 million and $.1 million for the years ended December 31, 1996 and 1995, respectively. The Company does not accrue interest income on impaired mortgage loans when the likelihood of collection is doubtful. Cash receipts for interest payments are recognized as income in the period received.

Noncash investing activities consisted of the following:

                                                          Year Ended December 31
                                                        ------------------------
(IN MILLIONS)                                           1996                1995
--------------------------------------------------------------------------------
Real Estate Assets Acquired Through Foreclosure          $.4                $2.2
--------------------------------------------------------------------------------

Effective December 31, 1995, the Company adopted the implementation guidance contained in the Financial Accounting Series Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." Concurrent with the adoption of this implementation guidance, the Company reclassified all of its held-to-maturity securities to available-for-sale based upon a reassessment of the appropriateness of the classifications of all securities held at that time. The amortized cost and net unrealized appreciation of the securities reclassified were approximately $265 million and $12 million, respectively, at December 31, 1995.

The components or net unrealized investment gains reported in shareholders' equity are shown below:

                                                               December 31
                                                         ----------------------
(IN MILLIONS)                                            1996              1995
-------------------------------------------------------------------------------
Unrealized Investment Gains                              $61.5           $106.7
DAC/PVFP Adjustment                                      (18.5)           (42.4)
Deferred Income Taxes                                    (15.0)           (22.5)
-------------------------------------------------------------------------------
    Net Unrealized Investment Gains                      $28.0            $41.8
-------------------------------------------------------------------------------

NOTE 4.  INCOME TAXES

The income tax liability as reflected on the Balance Sheets consisted of the following:

                                                               December 31
                                                         ----------------------
(IN MILLIONS)                                             1996             1995
-------------------------------------------------------------------------------
Current Income Taxes                                     $ (.6)           $  .3
Deferred Income Taxes                                     29.2             30.1
-------------------------------------------------------------------------------
   TOTAL                                                 $28.6            $30.4
===============================================================================

The provision for income taxes reflected on the Statements of Income consisted of the following:

                                                         Year Ended December 31
                                                       -------------------------
(IN MILLIONS)                                            1996               1995
--------------------------------------------------------------------------------
Currently Payable                                      $  7.6             $  9.5
Deferred                                                  6.2                3.9
--------------------------------------------------------------------------------
   TOTAL                                                $13.8              $13.4
================================================================================

The Internal Revenue Service has accepted, without examination, the Company's tax returns for all years through 1993.

Deferred income taxes reflect the impact for financial statement reporting purposes of "temporary differences" between the financial statement carrying amounts and tax bases of assets and liabilities. The "temporary differences" that give rise to a significant portion of the deferred tax liabilities relate to the following:

                                                             December 31
                                                      -------------------------
(IN MILLIONS)                                           1996               1995
-------------------------------------------------------------------------------
Future Policy and Contract Benefits                   $(30.7)            $(31.7)
Investment Write-offs and Allowances                    (4.8)              (6.6)
Other                                                   (6.7)              (6.6)
-------------------------------------------------------------------------------
Gross Deferred Tax Asset                               (42.2)             (44.9)
-------------------------------------------------------------------------------
Deferred Policy Acquisition Costs                       31.7               28.9
Present Value of Future Profits                         23.4               25.0
Net Unrealized Investment Gains                          5.1               11.4
Other                                                   11.2                9.7
-------------------------------------------------------------------------------
Gross Deferred Tax Liability                            71.4               75.0
-------------------------------------------------------------------------------
  NET DEFERRED TAX LIABILITY                           $29.2             $ 30.1
===============================================================================

Federal income tax regulations allowed certain special deductions for 1983 and prior years which are accumulated in a memorandum tax account designated as "policyholders' surplus." Generally, this policyholders' surplus account will become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or if certain cash distributions are deemed to be paid out of the account. At December 31, 1996, the Company has accumulated approximately $11.3 million in its separate policyholders' surplus accounts. Deferred taxes have not been provided on this temporary difference.

The difference between the U.S. federal income tax rate and the Company's tax provision rate is summarized as follows:

                                                        Year Ended December 31
                                                     ---------------------------
                                                     1996                  1995
--------------------------------------------------------------------------------
Statutory Tax Rate                                   35.0%                 35.0%
Other                                                  .9                   2.2
--------------------------------------------------------------------------------
  EFFECTIVE TAX RATE                                 35.9%                 37.2%
================================================================================

Cash paid for federal income taxes was $9.0 million and $13.4 million for 1996 and 1995, respectively.

NOTE 5.  EMPLOYEE BENEFIT PLANS

PENSION PLANS

The Company participates in noncontributory defined benefit retirement plans sponsored by ReliaStar Life covering substantially all employees. The plans, which may be terminated as to accrual of additional benefits at any time by the Board of Directors, provide benefits to employees upon retirement.

The benefits under the plans are based on years of service and the employee's compensation during the last five years of employment. The Company's policy is to fund the minimum required contribution necessary to meet the present and future obligations of the plans. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. Contributions are made to a tax-exempt trust. Plan assets consist principally of investments in stock and bond mutual funds, common stock and corporate bonds. Included in plan assets are 616,491 shares of ReliaStar common stock with a fair value of $35.6 million.

The Company, United Services, ReliaStar Life and ReliaStar also have unfunded noncontributory defined benefit plans providing for benefits to employees in excess of limits for qualified retirement plans and for benefits to nonemployee members of the ReliaStar Board of Directors.

Net periodic pension expense for ReliaStar and its subsidiaries included the following components:

                                                         Year Ended December 31
                                                        -----------------------
(IN MILLIONS)                                             1996             1995
-------------------------------------------------------------------------------
Service Cost - Benefits Earned During the Year          $  3.8           $  3.4
Interest Cost on Projected Benefit Obligation             13.6             11.9
Actual Return on Plan Assets                             (23.0)           (33.7)
Net Amortization and Deferral                              8.4             19.1
-------------------------------------------------------------------------------
     Net Periodic Pension Expense                       $  2.8           $   .7
===============================================================================

The above amounts are for ReliaStar and its subsidiaries as the Company's portion is not determinable.

The following table sets forth for ReliaStar and its subsidiaries the funded status of the plans as of December 31:


                                                                       Funded Plans             Unfunded Plans
                                                                   --------------------      -------------------
 (IN MILLIONS)                                                     1996          1995         1996         1995
----------------------------------------------------------------------------------------------------------------
Accumulated Benefit Obligation
  Vested                                                          $(164.7)     $(157.1)      $(11.8)      $(10.7)
  Nonvested                                                          (4.0)        (5.1)         (.5)        (1.2)
Effect of Projected Future Compensation Increases                   (12.7)       (10.6)        (2.1)        (2.1)
----------------------------------------------------------------------------------------------------------------
Projected Benefit Obligation                                       (181.4)      (172.8)       (14.4)       (14.0)
Plan Assets at Fair Value                                           184.9        169.9            -            -
----------------------------------------------------------------------------------------------------------------
Plan Assets Greater (Less) Than Projected Benefit Obligation          3.5         (2.9)       (14.4)       (14.0)
Unrecognized Net Loss and Prior Service Cost                         19.0         24.2          5.3          6.2
Unrecognized Transition Obligation (Asset)                            (.4)         (.8)           -           .1
Additional Minimum Liability                                           -            -          (3.5)        (4.2)
----------------------------------------------------------------------------------------------------------------
   Net Pension Asset (Liability)                                  $  22.1      $  20.5       $(12.6)      $(11.9)
================================================================================================================


The above amounts are for ReliaStar and its subsidiaries as the Company's portion is not determinable.

The projected benefit obligation was determined using an assumed discount rate of 7.50% and 7.25% at January 1, 1997 and 1996, respectively, and a weighted-average assumed long-term rate of compensation increase of 4.5%. The assumed long-term rate of return on plan assets was 10%.

Prior to 1996, the Company's employees (excluding NALIC) participated in the USLICO qualified non-contributory defined benefit pension plan covering substantially all of its employees. The plan provided pension benefits that were based on the employee's years of service and compensation during three consecutive years in the last 10 years of employment preceding retirement.

These retirement plans for the Company's employees (excluding NALIC) have been frozen at the benefit levels as of December 31, 1995. Retirement plan benefits for employees are currently being provided under the ReliaStar plans.

Net periodic pension expense for all employee retirement plans of the Company was $.4 million for the year ended December 31, 1996 and a pension credit totaling $.4 million for the year ended December 31, 1995.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company participates in the postretirement health care and life insurance benefits plans sponsored by ReliaStar Life or retired employees (and their eligible dependents). Substantially all of the Company's employees will become eligible for those benefits if they meet specified age and service requirements and reach retirement age while working for the Company, unless the plans are terminated or amended. The postretirement health care plan is contributory, with retiree contributions adjusted annually; the life insurance plan provides a flat amount of noncontributory life benefits and optional contributory coverage.

During 1996, ReliaStar Life amended these plans to reduce the level of benefits provided to current and future retirees. The amendment resulted in a reduction of the accumulated postretirement benefit obligation for ReliaStar and its subsidiaries of approximately $9.9 million. The plan amendment will also reduce current and future net periodic postretirement benefit costs as the unrecognized prior service cost is amortized.

The postretirement health care plans currently are not funded. The accumulated postretirement benefit obligation (APBO) and the accrued postretirement benefit liability were as follows:
                                                               December 31
                                                         ----------------------
(IN MILLIONS)                                             1996             1995
-------------------------------------------------------------------------------
Retirees                                                 $ 7.3             $ .4
Fully Eligible Active Plan Participants                     .9               .5
Other Active Plan Participants                             1.6               .8
-------------------------------------------------------------------------------
   Unfunded APBO                                           9.8              1.7
Unrecognized Prior Service Cost                            8.9                -
Unrecognized Gain (Loss)                                   1.5              (.4)
-------------------------------------------------------------------------------
   ACCRUED POSTRETIREMENT BENEFIT LIABILITY              $20.2             $1.3
===============================================================================

The above amounts for 1996 are for ReliaStar and its subsidiaries as the Company's portion is not determinable. Amounts for the prior period are for the Company only.

Net periodic postretirement benefit costs consisted of the following components:

                                                         Year Ended December 31
                                                        ------------------------
(IN MILLIONS)                                             1996              1995
--------------------------------------------------------------------------------
Service Cost - Benefits Earned                          $  .6               $ .1
Interest Cost on APBO                                     1.0                 .1
Amortization of Prior Service Cost                       (1.2)                 -
--------------------------------------------------------------------------------
    NET PERIODIC POSTRETIREMENT BENEFIT COSTS           $  .4               $ .2
================================================================================

The above amounts for 1996 are for ReliaStar and its subsidiaries as the Company's portion is not determinable. Amounts for the prior period are for the Company only.

The assumed health care cost trend rate used in measuring the APBO as of January 1, 1997 was 7.0%, decreasing gradually to 5.0% in the year 1999 and thereafter. The assumed health care cost trend rate used in measuring the APBO as of January 1, 1996 was 10.0%, decreasing gradually to 5.0% in the year 2010 and thereafter. The assumed discount rate used in determining the APBO was 7.50% and 7.25% at January 1, 1997 and 1996, respectively. The assumed health care cost trend rate has a significant effect on the amounts reported. For example, a one-percentage-point increase in the assumed health care cost trend rate for each year would increase the APBO for ReliaStar and its subsidiaries as of December 31, 1996 approximately $.3 million and 1996 net postretirement health care cost for ReliaStar and its subsidiaries by approximately $.1 million.

Net periodic postretirement benefit costs charged to expense by the Company was $.2 million for the years ended December 31, 1996 and 1995.

SUCCESS SHARING PLAN AND ESOP

The Success Sharing Plan and ESOP (Success Sharing Plan) was designed to increase employee ownership and reward employees when certain Company performance objectives are met. Essentially all employees are eligible to participate in the Success Sharing Plan. Employees of United Services and Bankers Security (excluding NALIC) were first eligible to participate in the Success Sharing Plan effective January 1, 1996. The Success Sharing Plan has both qualified and nonqualified components. The nonqualified component is equal to 25% of the annual award and is paid in cash to employees. The qualified component is equal to 75% of the annual award, with 25% contributed to a deferred investment account and the remaining 50% contributed to the ESOP portion of the Success Sharing Plan. Costs charged to expense for the Success Sharing Plan were $.7 million and $1.0 million for the years ended December 31, 1996 and 1995, respectively.

STOCK-BASED COMPENSATION

Officers and key employees of the Company participate in stock-based compensation plans of ReliaStar. ReliaStar applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its stock-based compensation plans. Accordingly, the Company has recorded no compensation expense for these stock-based compensation plans other than for restricted stock and performance-based awards.

NOTE 6.  RELATED PARTY TRANSACTIONS

The Company and its affiliates have entered into agreements whereby affiliates and the Company provide certain management, administrative, legal, and other services for each other. The net amounts billed to the Company were $22.4 million and $9.0 million 1996 and 1995, respectively. The costs allocated to the Company under these agreements may not be indicative of costs the Company might incur if these services were not provided by the Company's affiliates.

ReliaStar Life reinsures certain life policies written by the Company. Premiums ceded under these agreements were $2.3 million and $2.8 million for the years ended December 31, 1996 and 1995, respectively, and the net amount recoverable by the Company under this reinsurance agreement was $3.3 million at December 31, 1996 and 1995.

NOTE 7.  SHAREHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

The ability of the Company to pay cash dividends to its parent is restricted by law or subject to approval of the insurance regulatory authorities of the state of New York. These authorities recognize only statutory accounting practices for the ability of an insurer to pay dividends to its shareholders.

Under New York insurance law regulating the payment of dividends by the Company, any such payment must be paid solely from the earned surplus of the Company and advance notice thereof must be provided to the Superintendent of the New York Department of Insurance (the Superintendent). Earned surplus means the earned surplus as determined in accordance with statutory accounting practices (unassigned funds), less the amount of such earned surplus which is attributable to unrealized capital gains. Further, without approval of the Superintendent, the Company may not pay in any calendar year any dividend which, when combined with other dividends paid within the preceding 12 months, exceeds the lesser of
(i) 10% of the Company's statutory surplus at the prior year end or (ii) 100% of the Company's statutory net investment income for the prior calendar year.

STATUTORY SURPLUS AND NET INCOME

Net income of the Company, as determined in accordance with statutory accounting practices was $11.9 million and $13.5 million for 1996 and 1995, respectively. The Company's statutory capital and surplus was $149.9 million and $139.6 million at December 31, 1996 and 1995, respectively.

NOTE 8.  REINSURANCE

The Company is a member of reinsurance associations established for the purpose of ceding the excess of life insurance over retention limits. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 1996 and 1995. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1996, approximately 64% of the Company's reinsurance ceded was with one reinsurer. The Company's retention limit is $300,000 per life for individual coverage. For group coverage and reinsurance assumed, the retention is $75,000 per life with per occurrence limitations, subject to certain maximums. As of December 31, 1996, $3.2 billion of life insurance in force was ceded to other companies. The Company has assumed $2.2 billion of life insurance in force from other companies as of December 31, 1996.

The effect of reinsurance on premiums and recoveries is as follows:

                                                         Year Ended December 31
                                                        -----------------------
(IN MILLIONS)                                             1996             1995
-------------------------------------------------------------------------------
Direct Premiums                                         $ 59.8            $66.6
Reinsurance Assumed                                        2.1              2.2
Reinsurance Ceded                                        (14.8)           (15.4)
-------------------------------------------------------------------------------
    NET PREMIUMS                                         $47.1            $53.4
===============================================================================
    REINSURANCE RECOVERIES                              $  7.4            $ 7.8
===============================================================================

NOTE 9. LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT EXPENSE

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

(IN MILLIONS)                                           1996                1995
--------------------------------------------------------------------------------
Balance at January 1                                    $11.3              $14.1
Less Reinsurance Recoverables                             3.4                6.3
--------------------------------------------------------------------------------
Net Balance at January 1                                  7.9                7.8

Incurred Related to:
   Current Year                                           3.3                6.2
   Prior Year                                             (.2)               2.3
--------------------------------------------------------------------------------
Total Incurred                                            3.1                8.5

Paid Related to:
   Current Year                                            .9                2.4
   Prior Year                                             2.7                6.0
--------------------------------------------------------------------------------
Total Paid                                                3.6                8.4

Net Balance at December 31                                7.4                7.9
Plus Reinsurance Recoverables                             2.1                3.4
--------------------------------------------------------------------------------
Balance at December 31                                 $  9.5              $11.3
================================================================================

The liability for unpaid accident and health claims and claim adjustment expenses is included in Future Policy and Contract Benefits on the Balance Sheets.

NOTE 10.  COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is a defendant in a number of lawsuits arising out of the normal course of the business of the Company, some of which include claims for punitive damages. In the opinion of management, the ultimate resolution of such litigation will not result in any material adverse impact to the financial condition of the Company.

FINANCIAL INSTRUMENTS

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to reduce its exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and interest rate swaps. Those instruments involve, to varying degrees, elements of credit, interest rate, or liquidity risk in excess of the amount recognized in the Balance Sheets.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments. For interest rate swap transactions, the contract or notional amounts do not represent exposure to credit loss. The Company's exposure to credit loss is limited to those swaps where the Company has an unrealized gain.

Unless otherwise noted, the Company does not require collateral or other security to support financial instruments with credit risk.

                                                   Contract or Notional Amount
                                                           December 31
                                                  ------------------------------
(IN MILLIONS)                                      1996                     1995
--------------------------------------------------------------------------------
Financial Instruments Whose Contract
  Amounts Represent Credit Risk
    Commitments to Extend Credit                  $26.4                     $9.0

Financial Instruments Whose Notional
  or Contract Amounts Exceed the Amount
  of Credit Risk
    Interest Rate Swap Agreements                 112.0                    120.0
--------------------------------------------------------------------------------

COMMITMENTS TO EXTEND CREDIT - Commitments to extend credit are legally binding agreements to lend to a customer. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. They generally may be terminated by the Company in the event of deterioration in the financial condition of the borrower. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future liquidity requirements. The Company evaluates each customer's creditworthiness on a case-by-case basis.

INTEREST RATE SWAP AGREEMENTS - The Company also enters into interest rate swap agreements to manage interest rate exposure. The primary reason for the interest rate swap agreements is to extend the duration of adjustable rate investments. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amounts. Changes in market interest rates impact income from adjustable rate investments and have an opposite (and approximately offsetting) effect on the reported income from the swap portfolio. The risks under interest rate swap agreements are generally similar to those of futures contracts. Notional principal amounts are often used to express the volume of these transactions but do not represent the much smaller amounts potentially subject to credit risk.

LEASES

The Company has operating leases for office space and certain computer processing and other equipment. Rental expense for these items was $1.2 million and $.1 million for 1996 and 1995, respectively.

Future minimum aggregate rental commitments at December 31, 1996 for operating leases were as follows:

(IN MILLIONS)
--------------------------------------------------------------------------------
1997 - $1.3                                                          2000 - $1.2
1998 - $1.3                                                          2001 - $1.2
1999 - $1.3                                           2002 and thereafter - $3.0
--------------------------------------------------------------------------------

NOTE 11.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosures are made in accordance with the requirements of SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." SFAS No. 107 requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1996 and 1995. Although Management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

FIXED MATURITY SECURITIES - The estimated fair value disclosures for debt securities satisfy the fair value disclosure requirements of SFAS No. 107. (see
Note 3.)

EQUITY SECURITIES - Fair value equals carrying value as these securities are carried at quoted market value.

MORTGAGE LOANS ON REAL ESTATE - The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CASH SHORT-TERM INVESTMENTS AND POLICY LOANS - The carrying amounts for these assets approximate the assets' fair values.

OTHER FINANCIAL INSTRUMENTS REPORTED AS ASSETS - The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income) approximate those assets' fair values.

INVESTMENT CONTRACT LIABILITIES - The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date, as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses. The discount rate was based upon treasury rates plus a pricing margin.

The carrying amounts reported for other investment contracts, which includes participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

CLAIM AND OTHER DEPOSIT FUNDS - The carrying amounts for claim and other deposit funds approximate the liabilities' fair value.

OTHER FINANCIAL INSTRUMENTS REPORTED AS LIABILITIES - The carrying amounts for other financial instruments (primarily normal payables of a short-term nature) approximate those liabilities' fair values.

INTEREST RATE SWAPS - The fair value for interest rate swaps was estimated using discounted cash flow analyses. The discount rate was based upon rates currently being offered for similar interest rate swaps available from similar counterparties.

The carrying amounts and estimated fair values of the Company's financial instruments as of December 31, 1996 and 1995 are as follows:


                                                                   1996                           1995
                                                        --------------------------      ------------------------
                                                          Carrying         Fair          Carrying         Fair
(IN MILLIONS)                                              Amount          Value          Amount          Value
----------------------------------------------------------------------------------------------------------------
Financial Instruments Recorded as Assets
     Fixed Maturity Securities                           $ 1,356.7       $ 1,356.7      $ 1,413.4      $ 1,413.4
     Equity Securities                                         7.3             7.3            6.6            6.6
     Mortgage Loans on Real Estate
         Commercial                                          218.9           224.7          186.0          196.5
         Residential and Other                                57.4            58.7           47.9           49.1
     Policy Loans                                             73.4            73.4           68.5           68.5
     Cash and Short-Term Investments                           4.0             4.0           28.3           28.3
     Other Financial Instruments Recorded
          as Assets                                           38.9            38.9           39.1           39.1
Financial Instruments Recorded as Liabilities
     Investment Contracts
         Deferred Annuities                                 (770.4)         (748.6)        (836.2)        (806.2)
         Supplementary Contracts and Immediate
            Annuities                                         (2.9)           (2.8)          (4.4)          (4.0)
         Other Investment Contracts                          (12.3)          (12.3)           (.4)           (.4)
     Claim and Other Deposit Funds                            (1.1)           (1.1)             -               -
     Other Financial Instruments Recorded
         as Liabilities                                      (15.5)          (15.5)         (25.2)         (25.2)
Off-Balance-Sheet Financial Instruments
     Interest Rate Swaps                                         -             1.4              -            4.7
----------------------------------------------------------------------------------------------------------------


Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's holdings of a particular financial instrument. Because no market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Fair value estimates are based on existing on and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

NOTE 12.  SUBSEQUENT EVENT

On February 23, 1997, ReliaStar signed a definitive agreement to acquire and merge Security-Connecticut Corporation (SRC) into ReliaStar. SRC is a holding company with two primary subsidiaries: Security Connecticut Life Insurance Company of Avon, Connecticut, and Lincoln Security Life Insurance Company (LSL) of Brewster, New York. As of December 31, 1996, LSL had assets of $365 million and total shareholders equity of $45 million. Completion of the merger is expected in the second or third quarter of 1997, and is subject to normal closing conditions, including approval by SRC shareholders and various regulatory approvals. It is management's current intent, pending regulatory approval, to merge LSL with and into the Company.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                             Condensed Balance Sheet
                                  (in millions)
                                   (unaudited)

                                                                March 31, 1997
                                                                --------------

ASSETS
Fixed Maturity Securities, Available-for-Sale                       $1,325.7
Equity Securities                                                        3.0
Mortgage Loans on Real Estate                                          277.4
Real Estate                                                              1.8
Policy Loans                                                            73.6
Other Invested Assets                                                    5.8
Short-Term Investments                                                  16.4
                                                               -------------
    Total Investments                                                1,703.7
Cash                                                                    (3.9)
Accounts and Notes Receivable                                            4.0
Reinsurance Receivable                                                  26.6
Deferred Policy Acquisition Costs                                      135.9
Present Value of Future Profits                                         58.4
Property and Equipment, Net                                              7.6
Accrued Investment Income                                               25.1
Goodwill                                                                16.8
Other Assets                                                             0.8
Assets Held in Separate Accounts                                       407.5
                                                               -------------
    TOTAL ASSETS                                                    $2,382.5
                                                               =============

LIABILITIES
Future Policy and Contract Benefits                                 $1,560.8
Pending Policy Claims                                                   23.4
Other Policyholder Funds                                                 9.4
Income Taxes                                                            25.0
Other Liabilities                                                       26.5
Liabilities Related to Separate Accounts                               405.0
                                                               -------------
    TOTAL LIABILITIES                                                2,050.1
                                                               -------------

SHAREHOLDER'S EQUITY
Common Stock                                                             2.8
Additional Paid-In Capital                                             165.4
Net Unrealized Investment Gains                                         17.2
Retained Earnings                                                      147.0
                                                               -------------
    TOTAL SHAREHOLDER'S EQUITY                                         332.4
                                                               -------------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $2,382.5
                                                               =============

See accompanying notes to condensed financial statements.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                          Condensed Statement of Income
                                  (in millions)
                                   (unaudited)

                                                              Three Months Ended
                                                              ------------------
                                                                March 31, 1997
                                                                --------------

REVENUES
Premiums                                                              $11.8
Net Investment Income                                                  33.5
Realized Investment Gains                                               0.7
Policy and Contract Charges                                            17.1
Other Income                                                            0.5
                                                                  ---------
    Total                                                              63.6
                                                                  ---------

BENEFITS AND EXPENSES
Benefits to Policyholders                                              39.6
Sales and Operating Expenses                                           10.5
Amortization of Deferred Policy Acquisition Costs
  and Present Value of Future Profits                                  5.4.
Dividends and Experience Refunds to Policyholders                       0.3
    Total                                                              55.8
                                                                  ---------
Income Before Income Taxes                                              7.8
Income Tax Expense                                                      2.4
                                                                  ---------

Net Income                                                             $5.4
                                                                  =========

See accompanying notes to condensed financial statements.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                        Condensed Statement of Cash Flows
                                  (in millions)
                                   (unaudited)

                                                             Three Months Ended
                                                             ------------------
                                                               March 31, 1997
                                                               --------------
OPERATING ACTIVITIES
Net Income                                                            $5.4
Adjustments to Reconcile Net Income to Net Cash Provided by
  Operating Activities
    Interest Credited to Insurance Contracts                          17.3
    Future Policy Benefits                                            (8.5)
    Capitalization of Deferred Policy Acquisition Costs               (6.0)
    Amortization of Deferred Policy Acquisition Costs
      and Present Value of  Future Profits                             5.4
    Deferred Income Taxes                                             (0.8)
    Net Change in Receivables and Payables                             9.4
    Other Assets                                                       0.8
    Realized Investment Gains, Net                                    (0.7)
    Other                                                              1.2
                                                                 ---------
      Net Cash Provided by Operating Activities                       23.5
                                                                 ---------

INVESTING ACTIVITIES
Proceeds from Sales of Available-for-Sale Fixed Maturity
  Securities                                                          22.2
Proceeds from Maturities or Repayment of Fixed Maturity
  Securities                                                          20.0
Cost of Fixed Maturity Securities Acquired                           (38.0)
Sales of Equity Securities, Net                                        4.5
Proceeds of Mortgage Loans Sold, Matured or Repaid                    12.6
Cost of Mortgage Loans Acquired                                      (14.1)
Sales of Real Estate and Leases, Net                                   0.2
Policy Loans Issued, Net                                              (0.2)
Sales of Other Invested Assets, Net                                    0.6
Purchases of Short-Term Investments, Net                              (7.7)
                                                                 ---------
      Net Cash Provided (Used) by Investing Activities                 0.1
                                                                 ---------

FINANCING ACTIVITIES
Deposits to Insurance Contracts                                       29.2
Maturities and Withdrawals from Insurance Contracts                  (52.0)
      Net Cash Used by Financing Activities                          (22.8)
                                                                 ---------
Increase (Decrease) in Cash                                            0.8
Cash at Beginning of Period                                           (4.7)
                                                                 ---------
Cash at End of Period                                                $(3.9)
                                                                 =========

See accompanying notes to condensed financial statements.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                     Notes to Condensed Financial Statements
                                   (unaudited)


Note 1. Basis of Presentation

The condensed financial statements of ReliaStar Bankers Security Life Insurance Company (the Company) have been prepared in conformity with generally accepted accounting principles and such principles were applied on a basis consistent with that reflected in the Financial Statements For the Years Ended December 31, 1996 and 1995. The financial information included herein has been prepared by management without audit by independent certified public accountants.

The interim information furnished includes all adjustments and accruals consisting only of normal, recurring accrual adjustments which are, in the opinion of management, necessary for a fair statement of results for the interim period. The results of operations for any interim period are not necessarily indicative of results for the full year. The unaudited interim condensed financial statements should be read in conjunction with the financial statements and notes thereto contained in the Financial Statements For the Years Ended December 31, 1996 and 1995.

Note 2.  Acquisition

On July 1, 1997, ReliaStar Financial Corp., the Company's ultimate parent (ReliaStar), completed the acquisition of Security-Connecticut Corporation
(SRC). SRC is a holding company with two primary subsidiaries: Security Connecticut Life Insurance Company of Avon, Connecticut, and Lincoln Security Life Insurance Company (LSL) of Brewster, New York. As of December 31, 1996, LSL had assets of $365 million and total shareholders equity of $45 million. It is management's current intent, pending regulatory approval, to merge LSL with and into the Company.

                                   APPENDIX A
                                THE FIXED ACCOUNT

         The Fixed Account consists of all of our assets other than those in our separate accounts. We have complete ownership and control of all of the assets of the Fixed Account.

         Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account has not been registered under these acts. Neither the Fixed Account nor any interest in it is subject to the provisions of these acts and as a result the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. However, disclosures relating to the Fixed Account are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         We guarantee both principal and interest on amounts credited to the Fixed Account. We credit interest at an effective annual rate of at least 4%, independent of the investment experience of the Fixed Account. From time to time, we may guarantee interest at a rate higher than 4%.

         ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR A GIVEN YEAR.

         We do not use a specific formula for determining excess interest credits. However, we consider the following:

         *        General economic trends,

         *        Rates of return currently available on our investments,

         * Rates of return anticipated in our investments, regulatory and tax factors, and

         *        Competitive factors.

         We are not aware of any statutory limitations to the maximum amount of interest we may credit and our Board of Directors has not set any limitations.

         The Fixed Accumulation Value of the Policy is the sum of the Net Premiums credited to it in the Fixed Account. It is increased by transfers and Loan Amounts from the Variable Account, and interest credits. It is decreased by Monthly Deductions and partial withdrawals taken from it in the Fixed Account and transfers to the Variable Account. The Fixed Accumulation Value will be calculated at least monthly on the monthly anniversary date.

         You may transfer all or part of your Fixed Accumulation Value to the Sub-Accounts of the Variable Account, subject to the following transfer limitations:

         * The request to transfer must be postmarked no more than 30 days before the Policy Anniversary and no later than 30 days after the Policy Anniversary. Only one transfer is allowed during this period.

         * The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount.

         * No more than 50% of the Fixed Accumulation Value (minus any Loan Amount) may be transferred unless the balance, after the transfer, would be less than $1,000. If the balance would be less than $1,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred.

         *        You must transfer at least:

                  -        $500, or

                  - the total Fixed Accumulation Value (minus any Loan Amount) if less than $500.

         We make the Monthly Deduction from your Fixed Accumulation Value in proportion to the total Accumulation Value of the Policy.

         The Surrender Charge described in the Prospectus applies to the total Accumulation Value, which includes the Fixed Accumulation Value. If the Owner surrenders the Policy for its Cash Surrender Value, the Fixed Accumulation Value will be reduced by any applicable Surrender Charge, any Loan Amount and unpaid Monthly Deductions applicable to the Fixed Account.

                                   APPENDIX B
                        CALCULATION OF ACCUMULATION VALUE

         The Accumulation Value of the Policy is equal to the sum of the Variable Accumulation Value plus the Fixed Accumulation Value.

VARIABLE ACCUMULATION VALUE

         The Variable Accumulation Value is the total of your values in each Sub-Account. The value for each Sub-Account is equal to:

1 multiplied by 2, where:

1
Is your current number of Accumulation Units (described below).

2
Is the current Unit Value (described below).

         The Variable Accumulation Value will vary from Valuation Date to Valuation Date (described below) reflecting changes in 1 and 2 above.

         ACCUMULATION UNITS. When transactions are made which affect the Variable Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

         The number of Accumulation Units for a Sub-Account increases when:

         *        Net Premiums are credited to that Sub-Account; or

         * Transfers from the Fixed Account or other Sub-Accounts are credited to that Sub-Account.

         The number of Accumulation Units for a Sub-Account decreases when:

         *        You take out a Policy loan from that Sub-Account;

         *        You take a partial withdrawal from that Sub-Account;

         * We take a portion of the Monthly Deduction from that Sub-Account; or

         * Transfers are made from that Sub-Account to the Fixed Account or other Sub-Accounts.

         UNIT VALUE. The Unit Value for a Sub-Account on any Valuation Date is equal to the previous Unit Value times the Net Investment Factor for that Sub-Account (described below) for the Valuation Period (described below) ending on that Valuation Date.

         NET INVESTMENT FACTOR. The Net Investment Factor is a number that reflects charges to the Policy and the investment performance during a Valuation Period of the Fund in which a Sub-Account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net Investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a Sub-Account is determined by dividing 1 by 2.

(1 / 2), where:

1
Is the result of:

         * The net asset value per share of the Fund shares in which the Sub-Account invests, determined at the end of the current Valuation Period;

         * Plus the per share amount of any dividend or capital gain distributions made on the Fund shares in which the Sub-Account invests during the current Valuation Period;

         * Plus or minus a per share charge or credit for any taxes reserved which we determine has resulted from the investment operations of the Sub-Account and to be applicable to the Policy.

2
Is the result of:

         * The net asset value per share of the Fund shares held in the Sub-Account, determined at the end of the last prior Valuation Period;

         * Plus or minus a per share charge or credit for any taxes reserved for during the last prior Valuation Period which we determine resulted from the investment operations of the Sub-Account and was applicable to the Policy.

         VALUATION DATE; VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange is open for business except for a day that a Sub-Account's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Presidents' Day; Martin Luther King Day; Good Friday; Memorial Day; July Fourth; Labor Day; Thanksgiving Day; and Christmas Day. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business on the next Valuation Date.

FIXED ACCUMULATION VALUE

         The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first Policy Month.

         After the Policy Date, the Fixed Accumulation Value is calculated as:

1 + 2 + 3 + 4 - 5 - 6, where:

1
Is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation.

2
Is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation.

3
Is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

4
Is the total of your Loan Amount transferred from the Variable Account since the preceding Monthly Anniversary.

5
Is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation.

6
Is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

         If the date of the calculation is a Monthly Anniversary, we also reduce the Fixed Accumulation Value by the applicable Monthly Deduction for the Policy Month following the Monthly Anniversary.

         The minimum interest rate applied in the calculation of the Fixed Accumulation Value is an effective annual rate of 4%. Interest in excess of the minimum rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines.

                                   APPENDIX C
             ILLUSTRATION OF ACCUMULATION VALUES, SURRENDER CHARGES,
                    CASH SURRENDER VALUES, AND DEATH BENEFITS

         The following tables illustrate how the Accumulation Values, Cash Surrender Values, and Death Benefits of a Policy may change with the investment experience of the Variable Account. The tables show how the Accumulation Values, Cash Surrender Values, and Death Benefits of a Policy issued to an Insured of a given Age (who pays the given Planned Periodic Premiums annually) would vary over time if the investment return of the assets held in the Funds were a uniform, gross, after-tax, annual rate of 0 percent, 6 percent or 12 percent.

         The tables on pages C-3 through C-8 illustrate a Policy issued to a male Age 40, in a standard Rate Class and qualifying for non-smoker rates. The Accumulation Values, Cash Surrender Values, and Death Benefits would be lower if the Insured were in a substandard Rate Class or did not qualify for the nonsmoker rates because the cost of insurance would be increased. The Accumulation Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent, and 12 percent over a period of years, but fluctuated above and below those averages for individual Policy Years.

         Within the tables, the second and fifth columns illustrate the Accumulation Value of the Policy over the designated period. The Accumulation Value is the total amount that a Policy provides for investment at any time. The third and sixth columns illustrate the Cash Surrender Value of a Policy over the designated period. The Cash Surrender Value is equal to the Accumulation Value less any Surrender Charges, Loan Amount (assumed to be zero in these illustrations) and unpaid Monthly Deductions (also assumed to be zero). The fourth and seventh columns illustrate the Death Benefit of a Policy over the designated period. The second, third, and fourth columns assume that throughout the life of the Policy, the monthly charge for the cost of insurance, the Monthly Mortality and Expense Charge and the Monthly Administrative Charge are based upon the maximums (i.e. guaranteed) permitted in the policy. The maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables for Nonsmokers and Smokers. The fifth, sixth, and seventh columns assume that the monthly charge for cost of insurance, the Monthly Mortality and Expense Charge, and the Monthly Administrative Charge are based on the current amounts expected to be charged. The Death Benefits also vary between tables depending upon whether the Level Amount Death Benefit Option (Tables at pages C-3 through C-5) or the Variable Amount Death Benefit Option (Tables at pages C-6 through C-8) is illustrated.


         The amounts shown for the Accumulation Values, Cash Surrender Values, and Death Benefits reflect the fact that the net investment return of the Sub-Accounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Funds as a result of the Funds' operating expenses. The values shown take into account the daily total operating expenses paid by the three funds available through The Alger American Fund, the four portfolios available through Fidelity's VIP and the three portfolios available through Fidelity's VIP II, the four funds of Janus Aspen Series, the two funds of Neuberger&Berman Advisers Management Trust, the five funds available through Northstar Variable Trust, the four funds available through the OCC Accumulatioon Trust, and the three funds available through Putnam Variable Trust which together are assumed to be at an average annual rate of 0.78% for all years. This figure is derived based on an average of the Funds' 1996 operating expenses net of any limitations on such expenses paid by the Funds. Thus, the illustrated gross annual investment rates of return of 0 percent, 6 percent, and 12 percent correspond to approximate net annual rates of return of -0.78%, 5.22%, and 11.22%, respectively. Without any expense reimbursement arrangements, total operating expenses would be an average annual rate of 1.00%. Hypothetical Cash Surrender Values, Accumulation Values, and the Death Benefit may be lower without the expense reimbursement. Expense reimbursements are voluntary. While it is currently anticipated that expense reimbursements will continue past the current year, there is no assurance of ongoing reimbursements.

         The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because we do not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Accumulation Values, Cash Surrender Values, and Death Benefits illustrated. (See section entitled "Federal Tax Matters" in the Prospectus).

         The tables illustrate the Policy values that would result based upon the hypothetical rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfers have been made, and total operating expenses of the Funds continue as anticipated. Actual results will depend on the expenses and performance of the investment choice made by the owner.

         Upon request, we will provide a comparable illustration based upon the proposed Insured's Age, sex, underwriting classification, the Face Amount and Planned Periodic Premium schedule requested, and any available riders requested.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                           LEVEL DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 0%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                -----------------------------------------------------     -----------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
     POLICY        ACCUMULATION     CASH SURRENDER                           ACCUMULATION     CASH SURRENDER
       YEAR               VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 769                  0           100,000*                 821                  0           100,000*
          2               1,510                  0           100,000*               1,616                  0           100,000*
          3               2,222                392            100,000               2,386                556            100,000
          4               2,903              1,073            100,000               3,129              1,299            100,000
          5               3,554              1,724            100,000               3,842              2,012            100,000
          6               4,171              2,524            100,000               4,525              2,878            100,000
          7               4,753              3,289            100,000               5,177              3,713            100,000
          8               5,300              4,019            100,000               5,797              4,516            100,000
          9               5,809              4,711            100,000               6,382              5,284            100,000
         10               6,278              5,363            100,000               6,929              6,014            100,000
         11               6,704              5,972            100,000               7,437              6,705            100,000
         12               7,082              6,533            100,000               7,907              7,358            100,000
         13               7,406              7,040            100,000               8,334              7,968            100,000
         14               7,670              7,487            100,000               8,716              8,533            100,000
         15               7,868              7,868            100,000               9,049              9,049            100,000
         16               7,994              7,994            100,000               9,326              9,326            100,000
         17               8,043              8,043            100,000               9,548              9,548            100,000
         18               8,010              8,010            100,000               9,708              9,708            100,000
         19               7,886              7,886            100,000               9,802              9,802            100,000
         20               7,662              7,662            100,000               9,827              9,827            100,000
        AGE
         70                   0                  0                  0               4,903              4,903            100,000
         **
--------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 75.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                           LEVEL DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 6%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                -----------------------------------------------------     -----------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
     POLICY        ACCUMULATION     CASH SURRENDER                           ACCUMULATION     CASH SURRENDER
       YEAR               VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 826                  0           100,000*                 879                  0           100,000*
          2               1,671                  0           100,000*               1,784                  0           100,000*
          3               2,535                705            100,000               2,716                886            100,000
          4               3,418              1,588            100,000               3,674              1,844            100,000
          5               4,320              2,490            100,000               4,657              2,827            100,000
          6               5,237              3,590            100,000               5,665              4,018            100,000
          7               6,171              4,707            100,000               6,699              5,235            100,000
          8               7,119              5,838            100,000               7,758              6,477            100,000
          9               8,081              6,983            100,000               8,840              7,742            100,000
         10               9,055              8,140            100,000               9,946              9,031            100,000
         11              10,037              9,305            100,000              11,072             10,340            100,000
         12              11,024             10,475            100,000              12,223             11,674            100,000
         13              12,011             11,645            100,000              13,396             13,030            100,000
         14              12,990             12,807            100,000              14,588             14,405            100,000
         15              13,958             13,958            100,000              15,799             15,799            100,000
         16              14,907             14,907            100,000              17,022             17,022            100,000
         17              15,832             15,832            100,000              18,260             18,260            100,000
         18              16,729             16,729            100,000              19,510             19,510            100,000
         19              17,589             17,589            100,000              20,769             20,769            100,000
         20              18,404             18,404            100,000              22,035             22,035            100,000
        AGE
         70              20,091             20,091            100,000              34,598             34,598            100,000
         75               9,180              9,180            100,000              39,774             39,774            100,000
         80                   0                  0                  0              42,148             42,148            100,000
         85                   0                  0                  0              37,163             37,163            100,000
         90                   0                  0                  0              12,117             12,117            100,000
         **
--------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 95.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                           LEVEL DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                         INVESTMENT RATE OF RETURN: 12%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                -----------------------------------------------------     -----------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
     POLICY        ACCUMULATION     CASH SURRENDER                           ACCUMULATION     CASH SURRENDER
       YEAR               VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 882                  0           100,000*                 937                  0           100,000*
          2               1,839                  9            100,000               1,959                129            100,000
          3               2,876              1,046            100,000               3,074              1,244            100,000
          4               4,001              2,171            100,000               4,290              2,460            100,000
          5               5,222              3,392            100,000               5,616              3,786            100,000
          6               6,546              4,899            100,000               7,063              5,416            100,000
          7               7,984              6,520            100,000               8,643              7,179            100,000
          8               9,546              8,265            100,000              10,370              9,089            100,000
          9              11,243             10,145            100,000              12,257             11,159            100,000
         10              13,089             12,174            100,000              14,320             13,405            100,000
         11              15,097             14,365            100,000              16,578             15,846            100,000
         12              17,279             16,730            100,000              19,055             18,506            100,000
         13              19,652             19,286            100,000              21,771             21,405            100,000
         14              22,232             22,049            100,000              24,754             24,571            100,000
         15              25,040             25,040            100,000              28,031             28,031            100,000
         16              28,098             28,098            100,000              31,634             31,634            100,000
         17              31,435             31,435            100,000              35,604             35,604            100,000
         18              35,084             35,084            100,000              39,983             39,983            100,000
         19              39,081             39,081            100,000              44,822             44,822            100,000
         20              43,466             43,466            100,000              50,176             50,176            100,000
        AGE
         70             122,856            122,856            142,513             149,138            149,138            173,000
         75             202,054            202,054            216,198             249,956            249,956            267,454
         80             329,751            329,751            346,239             415,953            415,953            436,751
         85             528,017            528,017            554,418             683,725            683,725            717,911
         90             827,111            827,111            868,467           1,110,468          1,110,468          1,165,992
         95           1,304,129          1,304,129          1,317,170           1,808,440          1,808,440          1,826,525
--------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                          VARIABLE DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 0%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                -----------------------------------------------------     -----------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
     POLICY        ACCUMULATION     CASH SURRENDER                           ACCUMULATION     CASH SURRENDER
       YEAR               VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 767                  0           100,767*                 818                  0           100,819*
          2               1,503                  0           101,504*               1,610                  0           101,610*
          3               2,209                379            102,209               2,374                544            102,374
          4               2,881              1,051            102,882               3,107              1,277            103,108
          5               3,520              1,690            103,520               3,809              1,979            103,810
          6               4,122              2,475            104,123               4,478              2,831            104,478
          7               4,687              3,223            104,687               5,112              3,648            105,113
          8               5,212              3,931            105,213               5,710              4,429            105,711
          9               5,696              4,598            105,697               6,270              5,172            106,270
         10               6,137              5,222            106,137               6,787              5,872            106,788
         11               6,529              5,797            106,529               7,261              6,529            107,261
         12               6,868              6,319            106,869               7,691              7,142            107,692
         13               7,148              6,782            107,148               8,074              7,708            108,074
         14               7,362              7,179            107,362               8,405              8,222            108,406
         15               7,503              7,503            107,504               8,681              8,681            108,682
         16               7,566              7,566            107,566               8,895              8,895            108,895
         17               7,544              7,544            107,545               9,046              9,046            109,046
         18               7,434              7,434            107,435               9,127              9,127            109,128
         19               7,227              7,227            107,228               9,137              9,137            109,137
         20               6,913              6,913            106,914               9,068              9,068            109,068
        AGE
         70                   0                  0                  0               2,991              2,991            102,991
         **
--------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 75.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                          VARIABLE DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                          INVESTMENT RATE OF RETURN: 6%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                -----------------------------------------------------     -----------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
     POLICY        ACCUMULATION     CASH SURRENDER                           ACCUMULATION     CASH SURRENDER
       YEAR               VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 823                  0           100,824*                 877                  0           100,877*
          2               1,663                  0           101,664*               1,777                  0           101,778*
          3               2,520                690            102,520               2,702                872            102,702
          4               3,392              1,562            103,392               3,648              1,818            103,649
          5               4,277              2,447            104,278               4,616              2,786            104,616
          6               5,174              3,527            105,175               5,603              3,956            105,604
          7               6,081              4,617            106,082               6,611              5,147            106,611
          8               6,996              5,715            106,996               7,636              6,355            107,636
          9               7,916              6,818            107,917               8,676              7,578            108,677
         10               8,839              7,924            108,839               9,730              8,815            109,730
         11               9,759              9,027            109,760              10,793             10,061            110,794
         12              10,671             10,122            110,671              11,868             11,319            111,868
         13              11,566             11,200            111,567              12,948             12,582            112,949
         14              12,436             12,253            112,437              14,031             13,848            114,031
         15              13,273             13,273            113,273              15,111             15,111            115,112
         16              14,066             14,066            114,067              16,180             16,180            116,180
         17              14,808             14,808            114,808              17,236             17,236            117,237
         18              15,489             15,489            115,490              18,272             18,272            118,273
         19              16,098             16,098            116,098              19,282             19,282            119,282
         20              16,619             16,619            116,619              20,258             20,258            120,258
        AGE
         70              11,720             11,720            111,721              26,213             26,213            126,214
         75                   0                  0                  0              23,409             23,409            123,409
         80                   0                  0                  0              11,728             11,728            111,729
         **
--------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

** POLICY TERMINATES PRIOR TO AGE 85.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95
                               MALE ISSUE AGE: 40
                                   NON-SMOKER
                              $1,200 ANNUAL PREMIUM
                              $100,000 FACE AMOUNT
                          VARIABLE DEATH BENEFIT OPTION
                        ASSUMED HYPOTHETICAL GROSS ANNUAL
                         INVESTMENT RATE OF RETURN: 12%

                                 GUARANTEED COSTS                                           CURRENT COSTS
                -----------------------------------------------------     -----------------------------------------------------
                        (1) (2)            (1) (2)            (1) (2)             (1) (2)            (1) (2)            (1) (2)
     POLICY        ACCUMULATION     CASH SURRENDER                           ACCUMULATION     CASH SURRENDER
       YEAR               VALUE              VALUE      DEATH BENEFIT               VALUE              VALUE      DEATH BENEFIT
-----------     ---------------    ---------------    ---------------     ---------------    ---------------    ---------------
          1                 880                  0           100,880*                 935                  0           100,935*
          2               1,831                  1           101,831*               1,952                122            101,952
          3               2,859              1,029            102,859               3,058              1,228            103,058
          4               3,970              2,140            103,970               4,260              2,430            104,260
          5               5,170              3,340            105,170               5,565              3,735            105,566
          6               6,466              4,819            106,466               6,983              5,336            106,984
          7               7,864              6,400            107,865               8,525              7,061            108,525
          8               9,374              8,093            109,375              10,200              8,919            110,200
          9              11,004              9,906            111,005              12,019             10,921            112,019
         10              12,762             11,847            112,763              13,994             13,079            113,995
         11              14,657             13,925            114,658              16,138             15,406            116,139
         12              16,697             16,148            116,697              18,470             17,921            118,470
         13              18,887             18,521            118,888              21,003             20,637            121,003
         14              21,237             21,054            121,237              23,754             23,571            123,755
         15              23,753             23,753            123,754              26,743             26,743            126,743
         16              26,446             26,446            126,446              29,983             29,983            129,984
         17              29,325             29,325            129,326              33,503             33,503            133,504
         18              32,405             32,405            132,405              37,323             37,323            137,324
         19              35,694             35,694            135,695              41,471             41,471            141,471
         20              39,203             39,203            139,203              45,974             45,974            145,974
        AGE
         70              87,485             87,485            187,485             119,310            119,310            219,311
         75             120,040            120,040            220,041             186,574            186,574            286,574
         80             153,139            153,139            253,139             288,438            288,438            388,438
         85             176,949            176,949            276,949             441,809            441,809            541,809
         90             168,279            168,279            268,279             673,744            673,744            773,744
         95              89,344             89,344            189,344           1,029,074          1,029,074          1,129,074
--------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES A $1,200 PREMIUM (WHICH EXCEEDS THE ANNUALIZED MINIMUM MONTHLY PREMIUM) IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WILL BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

(2) ASSUMES THAT NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE THE POLICY TO LAPSE BECAUSE OF INSUFFICIENT CASH SURRENDER VALUE.

*BASED ON (1) AND (2) ABOVE, THE DEATH BENEFIT GUARANTEE IS IN EFFECT DURING THE YEARS SHOWN. THEREFORE, THE POLICY REMAINS IN FORCE EVEN THOUGH THE CASH SURRENDER VALUE IS ZERO.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYHOLDER, AND THE DIFFERENT INVESTMENT RETURNS FOR THE FUNDS. THE ACCUMULATION VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE IF THE ACTUAL INVESTMENT RESULTS APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY US OR BY THE FUNDS THAT THESE HYPOTHETICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT


 Insured's Age at                                          Insured's Age at
  Policy Date or                                            Policy Date or
Effective Date of     Charge Per $1,000 of Face Amount      Effective Date      Charge Per $1,000 of Face Amount
   Increase, as       (Initial Face Amount or Amount of     of Increase, as     (Initial Face Amount or Amount of
   Appropriate               Requested Increase)              Appropriate              Requested Increase)
------------------- -------------------------------------- ------------------ --------------------------------------
                           Male              Female                                  Male              Female
                        Nonsmoker           Nonsmoker                             Nonsmoker           Nonsmoker
                       and Standard       and Standard                           and Standard       and Standard
                       ------------       ------------                           ------------       ------------
         0                 6.00                6.00               38                 17.40              16.10
         1                 6.10                6.00               39                 17.80              16.50
         2                 6.20                6.00               40                 18.30              16.80
         3                 6.30                6.00               41                 18.80              17.20
         4                 6.40                6.00               42                 19.30              17.60
         5                 6.50                6.00               43                 19.80              18.10
         6                 6.60                6.00               44                 20.40              18.50
         7                 6.80                6.00               45                 20.90              19.00
         8                 7.00                6.00               46                 21.60              19.50
         9                 7.20                6.20               47                 22.20              20.00
        10                 7.50                6.40               48                 22.90              20.60
        11                 7.80                6.60               49                 23.70              21.20
        12                 8.00                6.80               50                 24.50              21.80
        13                 8.20                7.00               51                 25.30              22.40
        14                 8.50                7.20               52                 26.20              23.10
        15                 8.80                7.40               53                 27.20              23.90
        16                 9.00                7.60               54                 28.20              24.60
        17                 9.20                7.80               55                 29.30              25.50
        18                 9.50                8.00               56                 30.40              26.30
        19                 9.80                8.20               57                 31.60              27.20
        20                 10.00               8.50               58                 32.90              28.20
        21                 10.30               8.90               59                 34.30              29.30
        22                 10.90               9.20               60                 35.70              30.40
        23                 11.30               9.50               61                 37.30              31.60
        24                 11.90              10.00               62                 39.00              32.90
        25                 12.50              10.50               63                 40.70              34.30
        26                 12.80              11.10               64                 42.60              35.80
        27                 13.40              11.70               65                 44.60              37.30
        28                 13.80              12.30               66                 46.70              38.90
        29                 14.40              12.70               67                 48.90              40.60
        30                 14.70              13.00               68                 48.60              42.40
        31                 15.00              13.60               69                 48.30              44.40
        32                 15.30              14.20               70                 48.10              46.60
        33                 15.60              14.60               71                 47.80              47.90
        34                 15.90              14.80               72                 47.60              47.50
        35                 16.20              15.10               73                 47.40              47.10
        36                 16.60              15.40               74                 47.20              46.70
        37                 17.00              15.80               75                 46.90              46.20
------------------- ------------------- ------------------ ------------------ ------------------- ------------------


                                   APPENDIX E
          SURRENDER CHARGE WHOLE LIFE PREMIUM PER $1,000 OF FACE AMOUNT

The following table provides the Surrender Charge Whole Life Premium factors that are used in determining the Premium Related Surrender Charge Reduction. See section entitled "Surrender Charge" in the Prospectus.


  Insured's Age      Surrender Charge Whole Life Premium     Insured's Age     Surrender Charge Whole Life Premium
  at Policy Date                Per $1,000 of               at Policy Date                Per $1,000 of
                             Initial Face Amount                                       Initial Face Amount
   ------------          ---------------------------         ------------          ---------------------------
                           Male              Female                                  Male              Female
                        Nonsmoker           Nonsmoker                             Nonsmoker           Nonsmoker
                        and Smoker         and Smoker                             and Smoker         and Smoker
                       ------------       ------------                          -------------       -------------
        0                 $3.31              $2.81                38               $13.31              $11.43
        1                  3.34               2.85                39                13.93               11.94
        2                  3.45               2.94                40                14.58               12.47
        3                  3.55               3.04                41                15.27               13.02
        4                  3.67               3.13                42                16.00               13.61
        5                  3.79               3.24                43                16.77               14.22
        6                  3.92               3.35                44                17.58               14.87
        7                  4.06               3.46                45                18.44               15.55
        8                  4.21               3.58                46                19.36               16.27
        9                  4.36               3.71                47                20.32               17.03
        10                 4.53               3.85                48                21.35               17.83
        11                 4.70               3.99                49                22.44               18.67
        12                 4.87               4.13                50                23.60               19.57
        13                 5.05               4.29                51                24.84               20.52
        14                 5.24               4.45                52                26.15               21.52
        15                 5.42               4.61                53                27.55               22.59
        16                 5.61               4.78                54                29.04               23.71
        17                 5.80               4.96                55                30.63               24.91
        18                 6.00               5.14                56                32.31               26.18
        19                 6.21               5.33                57                34.11               27.54
        20                 6.42               5.53                58                36.03               28.99
        21                 6.65               5.74                59                38.08               30.55
        22                 6.89               5.96                60                40.28               32.23
        23                 7.14               6.19                61                42.63               34.03
        24                 7.41               6.44                62                45.15               35.98
        25                 7.69               6.69                63                47.84               38.06
        26                 8.00               6.96                64                50.72               40.29
        27                 8.32               7.24                65                53.79               42.67
        28                 8.66               7.53                66                57.09               45.23
        29                 9.02               7.84                67                60.62               47.98
        30                 9.40               8.16                68                64.41               50.96
        31                 9.80               8.50                69                68.50               54.21
        32                10.22               8.86                70                72.90               57.75
        33                10.67               9.24                71                77.65               61.62
        34                11.14               9.63                72                82.75               65.84
        35                11.64               10.05               73                88.20               70.41
        36                12.17               10.49               74                94.00               75.36
        37                12.73               10.95               75                100.17              80.71
------------------- ------------------- ------------------ ------------------ ------------------- ------------------


[LOGO] RELIASTAR

RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
1000 Woodbury Road
Woodbury, NY 11797





SELECT*LIFE NY PROSPECTUS                                 46263 (AUGUST 8, 1997)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Registrant has duly caused Post-Effective Amendment No. 2 to this Registration Statement to be signed on its behalf, in the City of Minneapolis, and State of Minnesota, on the 25th day of July, 1997.


                     RELIASTAR BANKERS SECURITY VARIABLE LIFE SEPARATE ACCOUNT I
                       (Registrant)

                     By: RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                          (Depositor)

                     By: /s/ John H. Flittie
                         John H. Flittie
                         Vice Chairman, Chief Executive Officer, and President


As required by the Securities Act of 1933, Depositor has caused Post-Effective Amendment No. 2 to this Registration Statement to be signed on its behalf, in the City of Minneapolis and State of Minnesota, on this 25th day of July, 1997.


                       RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY (Depositor)

                       By: /s/ John H. Flittie
                           John H. Flittie
                           Vice Chairman, Chief Executive Officer, and President


As required by the Securities Act of 1933, Post-Effective Amendment No. 2 to this Registration Statement has been signed on this 25th day of July, 1997 by the following directors and officers of Depositor in the capacities indicated:


/s/ John H. Flittie        Vice Chairman, Chief Executive Officer, and President
John H. Flittie


/s/ Rebecca B. Crunk       Vice President, Treasurer, and Controller
Rebecca B. Crunk


Stephen A. Carb             Wayne R. Huneke                 John G. Turner
R. Michael Conley           Kenneth U. Kuk                  Charles B. Updike
Richard R. Crowl            Richard E. Nolan                Ross M. Weale
John H. Flittie             Fioravante G. Perrotta          Steven W. Wishart
James T. Hale               Robert C. Salipante


* A majority of the Board of Directors

*Robert B. Saginaw, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of ReliaStar Bankers Security Life Insurance Company pursuant to powers of attorney duly executed by such persons.

                                       /s/ Robert B. Saginaw
                                Robert B. Saginaw, Attorney-In-Fact

                                     PART II

                       Contents of Registration Statement


This Post-Effective Amendment No. 2 to the Registration Statement comprises the following papers and documents:

         The Facing Sheet.
         The general form of Prospectus, consisting of 115 pages.
         Undertakings to file reports.(2)
         Rule 484 Undertaking.(2)
         "Reasonableness" representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940.(2)
         The signatures.


Written consents of the following persons:


1.       Robert B. Saginaw - Filed as EX-99.2.
2.       Steve P. West, FSA, MAAA - Filed as EX-99.C6.
3.(a)    Deloitte & Touche LLP - Filed as EX-99.C1A.
  (b)   KPMG Peat Marwick LLP - Filed as EX-99.C1B


The following exhibits:

1. The following exhibits correspond to those required by Paragraph A of the instructions as to exhibits in Form N-8B-2:


A.       (1)      Resolutions of Board of Directors of ReliaStar Bankers
                  Security Life Insurance Company ("RBSL") establishing the
                  ReliaStar Bankers Security Variable Life Separate Account I.1


         (2)      Not applicable.


         (3)(a) Form of General Distributor Agreement between Washington Square Securities Inc. and RBSL.(2)

            (b)   Specimens of WSSI Selling Agreements.

         (4)      Not applicable.

         (5) Form of Policy available (together with available Policy riders).


         (6)(a) Amended Charter of ReliaStar Bankers Security Life Insurance Company.(1)

         (6)(b) Amended By-laws of ReliaStar Bankers Security Life Insurance Company.(1)


         (7)      Not applicable.


         (8)(a) Participation Agreement with Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and Form of Amendment No. 1.(1)

         (8)(b) Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and Form of Amendment No. 1.(1)

         (8)(c) Form of Service Contract with Fidelity Distributors Corporation.(2)

         (8)(d) Form of Service Agreement with Fidelity Investments Institutional Operations Company, Inc.(2)

         (8)(e) Form of Participation Agreement with Putnam Variable Trust (formerly known as Putnam Capital Manager Trust) and Putnam Mutual Funds Corp.(2)

         (8)(f) Form of Management Services Agreement with ReliaStar Life Insurance Company (formerly known as Northwestern National Life Insurance Company).(1)

         (8)(g) Form of Participation Agreement by and between ReliaStar Bankers Security Life Insurance Company and Fred Alger Management, Inc.

         (8)(h) Form of Participation Agreement by and between ReliaStar Bankers Security Life Insurance Company and Janus Aspen Series.

         (8)(i) Form of Participation Agreement by and among ReliaStar Bankers Security Life Insurance Company, Neuberger&Berman Advisers Management Trust, Advisers Managers Trust and Neuberger&Berman Management Incorporated ("NBMI").

         (8)(j) Form of Participation Agreement by and between ReliaStar Bankers Security Life Insurance Company and OpCap Advisors.

         (8)(k) Form of Service Agreement by and between ReliaStar Bankers Security Life Insurance Company and Fred Alger Management, Inc.

         (8)(l) Form of Service Agreement by and between ReliaStar Bankers Security Life Insurance Company and Janus Capital Corporation.

         (8)(m) Form of Service Agreement by and between ReliaStar Bankers Security Life Insurance Company and NBMI.

         (8)(n) Form of Service Agreement by and between ReliaStar Bankers Security Life Insurance Company and OpCap Advisors.

         (9)      Not applicable.

         (10)     Policy application.

2. Opinion and consent of Robert B. Saginaw, Esquire, as to the legality of the Securities being registered. See EX-99.2.


3.       Not applicable.

4.       Not applicable.


EX-99.C1A.        Auditors' Consent - Deloitte & Touche LLP.
EX-99.C1B.        Auditors' Consent - KPMG Peat Marwick LLP.

EX-99.C2.         Not applicable.
EX-99.C3.         Not applicable.
EX-99.C4.         See EX-99.2.
EX-99.C5.         Not applicable.
EX-99.C6.         Actuarial Opinion and Consent.

EX-99.D1.         Memorandum describing ReliaStar Bankers Security Life's
                  issuance, transfer and redemption procedures for the Policies and ReliaStar Bankers Security Life's procedure for conversion to the fixed account of the policy.(1)
EX-24.            Powers of Attorney.
                  Stephen A. Carb(1)
                  Richard R. Crowl(1)
                  John H. Flittie(1)
                  James T. Hale(1)
                  Wayne R. Huneke(1)
                  Kenneth U. Kuk(1)
                  Richard E. Nolan(1)
                  Fioravante G. Perrotta(1)
                  Robert C. Salipante(1)
                  John G. Turner(1)
                  Charles B. Updike(1)
                  Ross M. Weale(1)
                  Steven W. Wishart(1)
                  R. Michael Conley(2)
EX-27.            Financial Data Schedule as of March 31, 1997.

(1) Incorporated by reference to Registrant's Form S-6 Registration Statement, File No. 333-19123, filed December 31, 1996.

(2) Incorporated by reference to Registrant's Form S-6 Registration Statement, File No. 333-19123, filed May 9, 1997.

                                INDEX TO EXHIBITS



1.       EX-99.A.3.b.      Specimens of WSSI Selling Agreements.


2.       EX-99.A.5.        Form of Policy available (together with available
                           Policy riders).

3.       EX-99.A.8.g.      Form of Participation Agreement by and between
                           ReliaStar Bankers Security Life Insurance Company and
                           Fred Alger Management, Inc.

4.       EX-99.A.8.h.      Form of Participation Agreement by and between
                           ReliaStar Bankers Security Life Insurance Company and
                           Janus Aspen Series.

5.       EX-99.A.8.i.      Form of Participation Agreement by and among
                           ReliaStar Bankers Security Life Insurance Company,
                           Neuberger&Berman Advisers Management Trust, Advisers
                           Managers Trust and Neuberger&Berman Management
                           Incorporated ("NBMI").

6.       EX-99.A.8.j.      Form of Participation Agreement by and between
                           ReliaStar Bankers Security Life Insurance Company and
                           OpCap Advisors.

7.       EX-99.A.8.k.      Form of Service Agreement by and between ReliaStar
                           Bankers Security Life Insurance Company and Fred
                           Alger Management, Inc.

8.       EX-99.A.8.l.      Form of Service Agreement by and between ReliaStar
                           Bankers Security Life Insurance Company and Janus
                           Capital Corporation.

9.       EX-99.A.8.m.      Form of Service Agreement by and between ReliaStar
                           Bankers Security Life Insurance Company and NBMI.

10.      EX-99.A.8.n.      Form of Service Agreement by and between ReliaStar
                           Bankers Security Life Insurance Company and OpCap
                           Advisors.

11.      EX-99.A.10.       Policy Application.

12.      EX-99.2           Opinion and consent of Robert B. Saginaw, Esquire, as
                           to the legality of the Securities being registered.

13.      EX-99.C1A.        Auditors' Consent - Deloitte & Touche LLP.

14.      EX-99.C1B.        Auditors' Consent - KPMG Peat Marwick LLP.

15.      EX-99.C6.         Actuarial Opinion.


16.      EX-27.            Financial Data Schedule.